                                     EXHIBIT 99.2

                                                                         ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                        MIRANT AMERICAS GENERATION, INC.
                                   FACILITIES

                                     [LOGO]

                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                   MIRANT AMERICAS GENERATION, INC. FACILITIES

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION.................................................................A-1

MIRANT MID-ATLANTIC FACILITIES...............................................A-4
  Description of the Facilities..............................................A-4
  Operation and Maintenance..................................................A-7
  Operating History..........................................................A-8
  Environmental Assessment...................................................A-9

MIRANT CALIFORNIA FACILITIES................................................A-11
  Description of the Facilities.............................................A-11
  Operation and Maintenance.................................................A-13
  Operating History.........................................................A-14
  Environmental Assessment..................................................A-15

MIRANT NEW YORK FACILITIES..................................................A-17
  Description of the Facilities.............................................A-17
  Operation and Maintenance.................................................A-20
  Operating History.........................................................A-20
  Environmental Assessment..................................................A-21

MIRANT NEW ENGLAND FACILITIES...............................................A-23
  Description of the Facilities.............................................A-23
  Operation and Maintenance.................................................A-25
  Operating History.........................................................A-26
  Environmental Assessment..................................................A-27

MIRANT TEXAS FACILITY.......................................................A-29
  Description of the Bosque Facility........................................A-29
  Operation and Maintenance.................................................A-30
  Operating History.........................................................A-30
  Construction Status of Bosque Unit 3......................................A-31
  Environmental Assessment..................................................A-31

STATE LINE FACILITY.........................................................A-31
  Description of the State Line Facility....................................A-31
  Operation and Maintenance.................................................A-32
  Operating History.........................................................A-33
  Environmental Assessment..................................................A-33

MIRANT WISCONSIN FACILITY...................................................A-35
  Description of the Neenah Facility........................................A-35
  Operation and Maintenance.................................................A-35
  Operating History.........................................................A-36
  Environmental Assessment..................................................A-36

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                   MIRANT AMERICAS GENERATION, INC. FACILITIES

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

PROJECTED OPERATING RESULTS.................................................A-37
  Annual Operating Revenues.................................................A-38
  Annual Operating Expenses.................................................A-40
  Capital Expenditures......................................................A-41
  Annual Interest...........................................................A-42
  Interest Coverage.........................................................A-42
  Sensitivity Analyses......................................................A-42
  Summary Comparison of Projected Operating Results.........................A-43

PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
USED IN THE PROJECTION OF OPERATING RESULTS.................................A-44

CONCLUSIONS.................................................................A-45

EXHIBITS
  EXHIBIT A-1  Base Case Projected Operating Results........................A-48
  EXHIBIT A-2  Sensitivity A - Low Fuel Market Price Scenario...............A-60
  EXHIBIT A-3  Sensitivity B - High Fuel Market Price Scenario..............A-63
  EXHIBIT A-4  Sensitivity C - Capacity Overbuild Market Price Scenario.....A-66
  EXHIBIT A-5  Sensitivity D - High Hydro Market Price Scenario.............A-69
  EXHIBIT A-6  Sensitivity E - Breakeven Market Prices with Fuel
                               Correlation..................................A-72
  EXHIBIT A-7  Sensitivity F - Reduced Availability.........................A-75
  EXHIBIT A-8  Sensitivity G - Increased Heat Rate..........................A-78
  EXHIBIT A-9  Sensitivity H - Increased Operating Expenses.................A-81
  EXHIBIT A-10 Operating History............................................A-84

                       Copyright (C) 2001 R. W. Beck, Inc.
                               All Rights Reserved

                            [LETTERHEAD OF R.W. BECK]

                                                                  April 13, 2001

Mirant Americas Generation, Inc.
1155 Perimeter Center West
Atlanta, Georgia  30338

Subject:    Independent Engineer's Report on the
            Mirant Americas Generation, Inc. Facilities

                                  INTRODUCTION

            Presented herein is the report (the "Report") of our review and analyses of 73 generating units owned by subsidiaries and affiliates of Mirant Americas Generation, Inc. ("Mirant Generation") and located in the states of Maryland, Virginia, California, New York, Massachusetts, Texas, Indiana, and Wisconsin, as described in more detail herein (the "Mirant Generation Facilities"). A map showing the locations of the Mirant Generation Facilities is presented in Figure A-1. Neither our review, nor the accompanying financial projections, has included the five units comprising the Martha's Vineyard Facility nor Mirant Generation's 9 megawatt ("MW") ownership interest in the Wyman Facility. The Report represents a summary of our review and analyses. Additional detail regarding the Mirant Generation Facilities is available in the Supplement to the Independent Engineer's Report (the "Supplement"). The Supplement is publicly available on the Securities and Exchange Commission's EDGAR system as an exhibit to a current report on Form 8-K furnished by Mirant Corporation ("Mirant") pursuant to Regulation FD. The EDGAR system may be accessed at www.sec.gov.

            Mirant Generation is an indirect wholly-owned subsidiary of Mirant, formerly known as Southern Energy, Inc. Mirant Generation is expected to issue $600,000,000 of __% Senior Notes, Series A due 2006 (the "Series A Notes") and $600,000,000 of __% Senior Notes, Series B due 2011 (the "Series B Notes" and, together with the Series A Notes, the "Notes").

            The Mirant Generation Facilities consist of steam-driven, coal-fired, gas-fired and oil-fired electric generating units, as well as hydroelectric facilities, diesels and combustion turbine ("CT") units fired by either gas or oil. The Mirant Generation Facilities are presented in this report according to geographic location. The Mirant Generation Facilities consist of the following facilities: (1) the Mid-Atlantic generating facilities (the "Mirant Mid-Atlantic Facilities"), which consist of the Chalk Point, Dickerson, Morgantown and Potomac River generating facilities; (2) the Mirant California generating facilities (the "Mirant California Facilities"), which consist of the Contra Costa, Pittsburg and Potrero generating facilities; (3) the Mirant New York generating facilities (the "Mirant New York Facilities"), which consist of the Bowline and Lovett generating facilities as well as certain hydroelectric facilities (the "Hydroelectric Facilities") and certain combustion turbines (the "NY CTs"); (4) the Mirant New England generating facilities (the "Mirant New England Facilities"), which consist of the Canal, Martha's Vineyard and Kendall generating facilities and an ownership interest in the Wyman generating facility; (5) the Mirant Texas generating facility (the "Mirant Texas Facility"), which consists of the Bosque generating facility; (6) the State Line Energy generating facility (the "State Line Facility"); and (7) the Mirant Wisconsin generating facility (the "Mirant Wisconsin Facility"), which consists of the Neenah generating facility.

            Four of the Mirant Generation Facilities currently sell at least a portion of their generation under various types of power purchase agreements. Certain other power purchase agreements have been assigned to other

Mirant entities such that they do not impact the payment of interest on the Notes. One business unit sells thermal energy under a steam sales agreement. Fuel for the Mirant Generation Facilities is generally purchased under short-term contract.

            A summary of the Mirant Generation Facilities is presented in Table
1. As shown in Table 1, the Mirant Generation Facilities have a combined summer generating capability of 12,480 MW, of which 46 percent is gas-fired, 30 percent is coal-fired, 24 percent is oil-fired, and less than 1 percent is hydroelectric. Eighty-two percent of the Mirant Generation Facilities' summer generating capability is steam turbine technology, 2 percent is combined-cycle technology, and 15 percent is CT technology, with the remaining 1 percent made up of diesel and hydroelectric technology. With respect to dispatch type, 31 percent of the summer generating capability is projected to be dispatched to serve base-load, 48 percent to serve intermediate load, and 21 percent to serve peaking load requirements.

                                     Table 1
                          Mirant Generation Facilities
                          Summer Generating Capability
                                      (MW)

                                                                       Base-Load   Intermediate   Peaking
            Facility                   Fuel Type        Technology     Capacity      Capacity     Capacity    Total Capacity
            --------                   ---------        ----------     --------      --------     --------    --------------
      Mirant Mid-Atlantic
          Chalk Point(1)(2)           Coal/Oil/Gas       Steam/CT          683         1,224          516          2,423
          Dickerson(3)                Coal/Oil/Gas       Steam/CT          546            --          291            837
          Morgantown(3)                 Coal/Oil         Steam/CT        1,164            --          248          1,412
          Potomac River(1)              Coal/Oil          Steam            306           176           --            482
                                                                         -----         -----        -----          -----
                                                                         2,699         1,400        1,055          5,154

      Mirant California
          Contra Costa                    Gas             Steam             --           680           --            680
          Pittsburg                       Gas             Steam             --         1,332          600          1,932
          Potrero                       Gas/Oil          Steam/CT           --           206          144            350
                                                                         -----         -----        -----          -----
                                                                            --         2,218          744          2,962
      Mirant New York
          Bowline                       Gas/Oil           Steam             --         1,212           --          1,212
          Lovett                        Oil/Coal          Steam            365            --           67            432
          New York CTs                  Gas/Oil             CT              --            --           76             76
          Hydros                          N/A             Hydro             17            --           27             44
                                                                         -----         -----        -----          -----
                                                                           382         1,212          170          1,764
      Mirant New England
          Canal                         Oil/Gas           Steam             --         1,112           --          1,112
          Kendall                       Oil/Gas          Steam/CT           --            --           97             97
          Martha's Vineyard               Oil             Diesel            --            --           14             14
          Wyman                           Oil             Steam             --             9           --              9
                                                                         -----         -----        -----          -----
                                                                            --         1,121          111          1,232
      Mirant Texas
          Bosque                          Gas             CT/CC            236(4)         --          308            544(3)

      State Line                          Coal            Steam            515            --           --            515

      Mirant Wisconsin
          Neenah                          Gas               CT              --            --          309            309
                                                                         -----         -----        -----          -----
       TOTAL CAPACITY                                                    3,832         5,951        2,697         12,480


--------------------
(1) Includes assets that are owned by Mirant that are subject to a capital contribution agreement between Mirant and Mirant Generation.
(2) Includes an 84 MW turbine owned by third party as to which a subsidiary of Mirant Mid-Atlantic has the operating rights and the right to the output.
(3)   Includes assets that are leased by Mirant.
(4) Includes 236 MW Bosque Unit 3, which is under construction and expected to begin commercial operation in June 2001.

                                   Figure A-1
                          Mirant Generation Facilities
                               Facility Locations

                                  [MAP OMITTED]

            During the course of our review, we visited and made general field observations of the Mirant Generation Facilities and the sites of the Mirant Generation Facilities. The general field observations were visual, above-ground examinations of selected areas which we deemed adequate to comment on the existing condition of the sites but which were not in the level of detail necessary to reveal conditions with respect to geological or environmental conditions, the internal physical condition of any equipment, or the conformance with agreements, codes, permits, rules, or regulation of any party having jurisdiction with respect to the sites. We did not visit the sites of the Bosque or Neenah Facilities.

            In addition, we have reviewed: (1) the status of permits and approvals and compliance with those permits; (2) environmental assessment reports; (3) the historic and projected levels of production of the Mirant Generation Facilities; (4) the historic and projected operating and maintenance expenses of the Mirant Generation Facilities; (5) the projected revenues of the Mirant Generation Facilities; (6) historical operating records of the Mirant Generation Facilities; and (7) operating programs and procedures. Based on our review, we have prepared a projection of revenues and expenses of the Mirant Generation Facilities and interest coverage ratios, which are attached as Exhibits A-1 through A-9 to this Report (the "Projected Operating Results").

            In developing the Projected Operating Results, we have relied upon a report by PA Consulting Group ("PA Consulting") attached as Annex B to the Offering Circular, of which this Report is a part, for projections of the Mirant Generation Facilities' electricity sales, revenues, and fuel costs. We have not reviewed PA Consulting's methodology and approach in its development of these projections but instead have based our reliance upon their previous experience in developing similar projections.

                         MIRANT MID-ATLANTIC FACILITIES

Description of the Facilities

            The Mirant Mid-Atlantic Facilities consist of generating units located at four separate facility sites in Maryland and Virginia, as well as other ancillary facilities. The generating units consist of the Chalk Point power plant located in Prince George's County, Maryland (the "Chalk Point Facility"); the Dickerson power plant located in Montgomery County, Maryland (the "Dickerson Facility"); the Morgantown power plant located in Charles County, Maryland (the "Morgantown Facility"); and the Potomac River power plant located in Alexandria, Virginia (the "Potomac River Facility"). Mirant Mid-Atlantic, LLC, an indirect wholly-owned subsidiary of Mirant, and its subsidiaries and affiliates (collectively, "Mirant Mid-Atlantic") own the Chalk Point Facility (except for a CT owned by the Southern Maryland Electric Cooperative ("SMECO") and the Potomac River Facility. Mirant Mid-Atlantic also owns or leases the Dickerson Facility and the Morgantown Facility. In addition, Mirant Mid-Atlantic owns the following assets and related facilities: (1) the Production Service Center (the "PSC"), which is an engineering and maintenance service facility; (2) a fuel oil delivery pipeline and associated pumping and storage facilities for supplying fuel oil to the Chalk Point and Morgantown Facilities (the "Piney Point Pipeline"); and (3) the Faulkner ash storage facility ("Faulkner"), the Brandywine ash storage facility ("Brandywine"), and the Westland ash storage facility ("Westland", and together with Faulkner and Brandywine, the "Ash Storage Facilities"). The Mirant Mid-Atlantic Facilities, the PSC, the Piney Point Pipeline, and the Ash Storage Facilities were purchased from Potomac Electric Power Company ("Pepco") in December 2000.

      The Chalk Point Facility

            The Chalk Point Facility is located approximately 45 miles southeast of Washington, DC on a 1,160-acre site at the confluence of the Patuxent River and Swanson Creek in Prince George's County, Maryland.

            The Chalk Point Facility is comprised of four conventional steam turbine units and seven simple-cycle CTs, with a total net summer generating capacity of 2,423 MW as listed in Table 2. Included in this amount is Mirant Mid-Atlantic's entitlement to the output of one on-site 84 MW CT that is owned by SMECO. The Chalk Point Facility is the largest of the Mirant Mid-Atlantic Facilities and provides base-load, intermediate and peaking generation and is capable of utilizing a variety of fuels.

                                     Table 2
                              Unit Characteristics
                              Chalk Point Facility

                                                            Summer    Full Load
                                              In-Service   Capacity    Heat Rate     Dispatch
                Unit            Fuel             Date        (MW)      (Btu/kWh)       Type
                ----            ----             ----        ----      ---------       ----
            Units 1 & 2       Coal/Gas        1964/1965        683        9,350      Base-load
            Units 3 & 4     No. 6 Oil/Gas     1975/1981      1,224       10,140     Intermediate
            CT 1              No. 2 Oil          1967           18       12,300       Peaking
            CT 2              No. 2 Oil          1974           30       12,300       Peaking
            CTs 3 & 4       Gas/No. 2 Oil     1991/1991        170       12,300       Peaking
            CTs 5 & 6       Gas/No. 2 Oil     1991/1991        214       11,700       Peaking
            SMECO CT        Gas/No. 2 Oil        1990           84       12,500       Peaking
                                                             -----
            Total                                            2,423

            In addition, the Chalk Point Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal, No. 6 residual oil, or natural gas to fire steam boilers has been common for many years, as has the firing of natural gas or No. 2 distillate oil in CTs. The Chalk Point Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Chalk Point Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the conversion of Chalk Point Units 1 and 2 to balanced draft operation and installation of new, more efficient precipitators in the early 1980s, provision of gas firing capability for Chalk Point Units 1 and 2 in the 1990s, and replacement of the control systems of Chalk Point Units 1 and 2.

            In general, Chalk Point Units 1 and 2 have been normally base-loaded, which is common for large, coal-fired units which are generally designed for this type of operation. The Chalk Point Units 3 and 4 have been generally used in intermediate service. Many large steam units were originally designed for base-load service and later converted to peaking service. Some of these converted units experienced thermal cycling damage such as cracking of major steam generator and turbine components, accelerated erosion of turbine components, and operational difficulties with systems that were not designed to be cycled on and off frequently. However, Chalk Point Units 3 and 4 were intended for peaking service when originally proposed, and as such, the equipment was designed to take frequent start/stop cycles into account. Having had numerous opportunities to inspect the units during the 25- to 30-year period they have been in operation, the operators have reported that the equipment has performed well and does not exhibit to any great degree any of the problems usually associated with the cycling of large steam units.

      The Dickerson Facility

            The Dickerson Facility is located approximately 31 miles northwest of Washington, DC and 12 miles south of Frederick, Maryland on a 1,001-acre site less than a mile downstream from the confluence of the Potomac River and Monocacy River in northwestern Montgomery County, Maryland.

            The Dickerson Facility is comprised of three conventional steam turbine units and three simple-cycle CTs (CT D1, CT H1, and CT H2), with a total net summer generating capacity of 837 MW as listed in Table 3. The Dickerson Facility provides base-load and peaking generation and is capable of using both coal and No. 2 oil for fuel in the steam units, No. 2 oil in Dickerson CT D1 and both gas and No. 2 oil in Dickerson CTs H1 and H2.

                                     Table 3
                              Unit Characteristics
                               Dickerson Facility

                                                                Summer     Full Load
                                                 In-Service    Capacity     Heat Rate     Dispatch
               Unit              Fuel               Date         (MW)       (Btu/kWh)       Type
               ----              ----               ----         ----       ---------       ----
            Units 1-3       Coal/No. 2 Oil       1959/60/62      546          9,550       Base-load
            CT D1             No. 2 Oil             1967          13         13,500        Peaking
            CTs H1 & H2     Gas/No. 2 Oil        1992/1993       278         11,500        Peaking
                                                                 ---
            Total                                                837

            In addition, the Dickerson Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 2 distillate oil to fire steam boilers has been common for many years, as has the firing of natural gas or No. 2 distillate oil in CTs. The Dickerson Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Dickerson Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the installation of wet particulate scrubbers to Dickerson Unit 3 in 1972 and to Dickerson Units 1 and 2 in 1978, and replacement of the pneumatic control systems of Dickerson Units 1, 2 and 3 in 1999.

            In general, Dickerson Units 1, 2 and 3 have been normally base-loaded, which is common for medium sized coal-fired units located close to a metropolitan area.

      The Morgantown Facility

            The Morgantown Facility is located approximately 50 miles south of Washington, DC on a 620-acre site adjacent to the Potomac River near Newburg in Charles County, Maryland.

            The Morgantown Facility is comprised of two conventional steam turbine units and six simple-cycle CTs, with a total net summer generating capacity of 1,412 MW as listed in Table 4. The Morgantown Facility provides base-load and peaking generation and is capable of utilizing both coal and oil for fuel.

                                     Table 4
                              Unit Characteristics
                               Morgantown Facility

                                                                  Summer     Full Load
                                                   In-Service    Capacity     Heat Rate    Dispatch
                Unit                Fuel               Date         (MW)      (Btu/kWh)      Type
                ----                ----               ----         ----      ---------      ----
            Units 1 & 2        Coal/No. 6 Oil       1970/1971      1,164        9,050     Base-load
            CTs 1 & 2            No. 2 Oil          1970/1971         32       14,650      Peaking
            CTs 3-6              No. 2 Oil             1973          216       12,600      Peaking
                                                                   -----
            Total                                                  1,412

            In addition, the Morgantown Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 6 residual oil to fire steam boilers has been common for many years, as has the firing of No. 2 distillate oil in CTs. The

Morgantown Facility, although designed and constructed a few years earlier than the Chalk Point Facility, shares many of the same technologies with the Chalk Point Facility.

            In general, Morgantown Units 1 and 2 have been normally base-loaded, which is common for large, coal-fired units which are generally designed for this type of operation.

      The Potomac River Facility

            The Potomac River Facility is located on a 25-acre site along the Potomac River in Alexandria, Virginia. The Potomac River Facility is comprised of five conventional steam turbine units, with a total net summer generating capacity of 482 MW as listed in Table 5. The Potomac River Facility provides base-load and intermediate generation and is capable of utilizing both coal and oil for fuel.

                                     Table 5
                              Unit Characteristics
                             Potomac River Facility


                                                              Summer     Full Load
                                              In-Service     Capacity    Heat Rate     Dispatch
               Unit              Fuel             Date          (MW)     (Btu/kWh)       Type
               ----              ----             ----          ----     ---------       ----
            Units 1 & 2     Coal/No. 2 Oil     1949/1950        176        12,150     Intermediate
            Units 3-5       Coal/No. 2 Oil     1954/56/57       306         9,870      Base-load
                                                                ---
            Total                                               482

            In addition, the Potomac River Facility has certain common facilities shared by all units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, groundwater monitoring wells, and an electrical switchyard.

            The design and construction of electric utility generating units using pulverized coal or No. 2 distillate oil to fire steam boilers has been common for many years. The Potomac River Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have required, new technologies have been "backfit" into the Potomac River Facility to improve operations, environmental compliance, and efficiencies. Major examples of this include the installation of new hot-side electrostatic precipitators ("ESPs") in 1979 and replacement of the control systems of Potomac River Units 1, 2, 3, 4 and 5.

            In general, Potomac River Units 1 and 2 have normally operated to serve intermediate load, which is common for smaller, coal-fired units of this vintage. The Potomac River Units 3, 4 and 5 have been normally base-loaded.

      Other Facilities

            The PSC, which is a 145,000-square foot engineering and maintenance facility serving the Mirant Mid-Atlantic Facilities; the Piney Point Pipeline, which supplies No. 6 residual fuel oil to the Chalk Point and Morgantown Facilities; and the Ash Storage Facilities, which receive and store the solid waste materials such as sludges, bottom ash and fly ash produced from the combustion of coal at the Mirant Mid-Atlantic Facilities, are described in more detail in the Supplement.

Operation and Maintenance

      Operation of the Mirant Mid-Atlantic Facilities

            The Mirant Mid-Atlantic Facilities are operated with operations personnel from Mirant Mid-Atlantic Services, LLC ("Mirant Mid-Atlantic Services"), an indirect wholly-owned subsidiary of Mirant. The Mirant Mid-Atlantic Facilities have no employees of their own. In conjunction with the acquisition of the Mirant Mid-Atlantic

Facilities from Pepco, Mirant Mid-Atlantic Services hired numerous Pepco personnel and currently provides all operations, maintenance and general management personnel to the Mirant Mid-Atlantic Facilities. Mirant Services, LLC ("Mirant Services"), a direct wholly-owned subsidiary of Mirant, provides executive personnel and administrative services to the Mirant Mid-Atlantic Facilities. As part of the purchase of the Mirant Mid-Atlantic Facilities, Mirant Mid-Atlantic Services was assigned the labor contracts for the non-exempt personnel at the Mirant Mid-Atlantic Facilities. Mirant Mid-Atlantic Services retained the services of most of the existing exempt personnel and completed the remaining staffing requirements via internal and external resources.

      Operating Programs and Procedures

            Mirant Mid-Atlantic Services adopted Pepco's operating practices and procedures, including its Generation Engineering and Maintenance Services department, and is in the process of coordinating, combining and improving these procedures to maximize the production capabilities of the Mirant Mid-Atlantic Facilities while minimizing the facilities' operating and maintenance costs. We have reviewed the general application of the various operating and maintenance ("O&M") programs and procedures within the Mirant Mid-Atlantic Facilities, including: preventive, corrective and predictive maintenance plans; operating procedures; and maintenance procedures originally put in place by Pepco. We did not review all aspects of these plans and procedures, but verified that all of the usual and necessary plans, procedures and documentation normally required to operate a facility of this type were in place.

            The PSC is the headquarters of the Mid-Atlantic Facilities and houses the offices of the PSC staff, training areas and a machine shop. The PSC staff provides numerous services to the Mid-Atlantic Facilities and has developed programs and procedures that have been implemented at all of the Mid-Atlantic Facilities. Additional discussion of the PSC is contained in the Supplement.

Operating History

            Operating data for the past several years of operation of the Mirant Mid-Atlantic Facilities was provided by Mirant Mid-Atlantic. The historical averages and corresponding future averages are summarized in Table 6. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                     Table 6
                                Operating History
                         Mirant Mid-Atlantic Facilities

                                                     Historical      Projected
                                                      Average         Average
                                                    (1996-2000)     (2001-2020)
                                                    -----------     -----------
           Net Capability Rating (MW)(1)
               Chalk Point                              2,423           2,423
               Dickerson                                  837             837
               Morgantown                               1,412           1,412
               Potomac River                              482             482
           Net Generation (GWh)
               Chalk Point                            5,753.8         8,234.9
               Dickerson                              3,387.8         4,063.5
               Morgantown                             7,402.9         7,960.2
               Potomac River                          2,090.1         2,919.2
           Annual Net Heat Rate (Btu/kWh)(2)(3)
               Chalk Point                             10,600           9,854
               Dickerson                                9,757           9,737
               Morgantown                               9,336           9,102
               Potomac River                           11,069          10,767
           Net Capacity Factor (%)(3)
               Chalk Point                               48.2            57.9
               Dickerson                                 66.4            72.9
               Morgantown                                72.0            76.8
               Potomac River                             54.1            69.6
           Equivalent Availability Factor (%)(3)
               Chalk Point                               82.0            88.0
               Dickerson                                 84.1            90.0
               Morgantown                                85.7            87.0
               Potomac River                             89.7            88.0

            --------------------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (3) Represents weighted average by generation for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            We have reviewed Phase I environmental site assessments ("ESAs") for each of the Mirant Mid-Atlantic Facilities, the Ash Storage Facilities, the PSC, and the pumping station (the "Ryceville Pumping Station") and oil terminal (the "Piney Point Oil Terminal") associated with the Piney Point Pipeline prepared by Pepco's environmental consultant to determine the consistency of their assessment with industry standards.

            The Phase I ESA reports, dated between December 13 and 16, 1999 consisted of site reconnaissance, interviews, review of facility files, and review of relevant government agency files, including files from the Maryland Department of the Environment ("MDE") and the Virginia Department of Environmental Quality ("VADEQ"). Additionally, we have reviewed comments from Pepco's environmental consultant regarding their follow-up site visits conducted between March 9 and 10, 2000 to the Mirant Mid-Atlantic Facilities, Ash Storage Facilities, the PSC, and the Ryceville Pumping Station. Pepco's environmental consultant stated that "no environmental conditions, other than those noted during the initial site reconnaissance conducted in June 1999, were observed." Additional discussion regarding the findings of Pepco's environmental consultant is included in the Supplement. We have also reviewed an updated report dated December 15, 2000 for the Mirant Mid-Atlantic Facilities prepared by Pepco's environmental consultant. Based on our review, we are of the opinion that the ESAs and updated report for the sites of the Mirant

Mid-Atlantic Facilities were conducted in a manner consistent with industry standards, using comparable industry protocols for similar studies with which we are familiar.

            The total projected costs for environmental concerns relating to potential site contamination issues are estimated by Mirant Mid-Atlantic to be approximately $12,500,000, which includes a contingency for currently unknown site contamination issues, if any, that may potentially develop in the future. The estimated costs for potential environmental projects have been included as capital expenditures and operation and maintenance expenses in the Projected Operating Results presented later in this Report. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant Mid-Atlantic Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant Mid-Atlantic Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant Mid-Atlantic Facilities with personnel working at the Mirant Mid-Atlantic Facilities and those working for Mirant Generation. The Mirant Mid-Atlantic Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement:

            o The location of the Mirant Mid-Atlantic Facilities in designated ozone non-attainment areas triggered the requirement of Reasonably Available Control Technology ("RACT"). A consent agreement with VADEQ dated July 10, 1998 instituted an emission-averaging plan for oxides of nitrogen ("NO(X)"), where emissions can be over-controlled at certain units to cover the other generating unit requirements.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the United States Environmental Protection Agency ("USEPA") NO(X) State Implementation Plan ("SIP") Call and the Section 126 petitions, established a market based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. Maryland has adapted regulations allocating allowances to individual units consistent with the Act beginning in 2000. The Virginia units will be subject to allowance requirements beginning in 2003 because Virginia did not sign the September 1994 Memorandum of Understanding ("MOU") among Eastern Regional Transport Commission states. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. The number of allowances allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant Mid-Atlantic Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess sulfur dioxide ("SO(2)") allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. The number of allowances allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The Potomac units opted early election into the program thereby deferring lower emission limits until 2008. The remaining units applied for Alternative Emission Limits ("AELs") to allow more flexibility in operation at emission levels higher than the presumptive limits. The AELs for Morgantown Units 1 and 2 have been approved. Should the AELs for the remaining units not be approved, the retrofit schedule of control equipment may need to be revised in order to comply with more stringent limits than the applied for AELs.

            o Certain capital expenditures along with associated O&M costs have been identified by Mirant Mid-Atlantic to comply with future environmental requirements; however, Mirant Mid-Atlantic regularly reevaluates cost-effective alternatives to achieve compliance with future environmental regulations. At this point in time, we believe it is reasonable to assume such installations, costs and associated emission rates in the Projected Operating Results with the actual decision to install being made at a later date based on economic evaluations. For the purposes of the Projected Operating Results, based on discussions with Mirant Mid-Atlantic, we have assumed the installation of: (1) low-NO(X) burners at Chalk Point Units 1 and 2 in 2002; (2) selective catalytic reduction ("SCR") at Chalk Point Units 1 and 2 in 2006 and 2008, respectively; (3) separated overfired air ("SOFA") systems at Dickerson Units 1, 2, and 3 in 2002, 2003, and 2003, respectively; (4) SCR and selective non-catalytic reduction ("SNCR") at Morgantown Units 1 and 2 in 2006 and 2008, respectively; and (5) low-NO(X) burners and SOFA systems at Potomac River Units 3, 4, and 5 in 2007, 2007, and 2008, respectively. Specific emission rate assumptions are presented in the Supplement.

            o The Dickerson Facility is operating under a consent order for opacity. Presently, the Dickerson Facility is undertaking a testing program to verify the feasibility of converting the ESPs to wet ESPs. The capital expenditure for conversion is included in the Projected Operating Results. Should the testing prove to be unsuccessful, a more costly option of adding baghouses is available.

            o In November 1999, the USEPA issued Notices of Violations ("NOVs") to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the assets included herein have been issued such NOVs. Mirant received a request for information dated January 10, 2001 from the USEPA, pursuant to its authority under the Clean Air Act, requiring Mirant to provide records and information relevant to the operation and maintenance history of the Potomac River, Chalk Point, Dickerson and Morgantown Facilities. Mirant and Mirant Mid-Atlantic are in the process of responding to the request for information. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M costs at the Mirant Mid-Atlantic Facilities. Such potential regulations include mercury control, particulate matter of 2.5 microns or less ("PM(2.5)"), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes such as ash. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                          MIRANT CALIFORNIA FACILITIES

Description of the Facilities

            The Mirant California Facilities are owned by Mirant California, LLC ("Mirant California") through its direct wholly-owned subsidiaries Mirant Delta, LLC ("Mirant Delta") and Mirant Potrero, LLC ("Mirant Potrero"). Mirant California, Mirant Delta and Mirant Potrero are all indirect wholly-owned subsidiaries of Mirant Generation and are collectively referred to herein as "Mirant California". The Mirant California Facilities consist of the following three separate electric generating facilities: (1) the 680 MW (net) Contra Costa power plant (the "Contra Costa Facility") located approximately 2.5 miles east of Antioch, California; (2) the 1,932 MW (net) Pittsburg power plant (the "Pittsburg Facility") located near Pittsburg, California; and (3) the 350 MW
(net) Potrero power plant (the "Potrero Facility") located in the southeast portion of the City and County of San Francisco on the western shore of San Francisco Bay. The Pittsburg and Contra Costa Facilities (the "Delta Facilities") are owned by Mirant Delta. The

Portrero Facility is owned by Mirant Portrero. The Delta Facilities and the Potrero Facility are collectively referred to herein as the "Mirant California Facilities". The Mirant California Facilities were acquired from PG&E in April 16, 1999. Mirant California also maintains an administrative and business support office in Walnut Creek, California.

      The Contra Costa Facility

            The Contra Costa Facility consists of two operating units, Contra Costa Units 6 and 7, with a combined capacity of 680 MW. Contra Costa Units 1, 2 and 3 were decommissioned in 1994, but could run, if required, with capital expenditure and permit reinstatement. Contra Costa Units 4 and 5 are operated solely as synchronous condensers and their capability is not included in the stated capacity.

            The Contra Costa Facility is located on a single 168-acre parcel in the unincorporated area of Contra Costa County along the San Joaquin River Delta. The site is approximately 2.5 miles east of Antioch and 10 miles upstream from the Pittsburg Facility. PG&E retained approximately 20 acres of the parcel containing the switchyard, transmission lines and other transmission related equipment. PG&E also retained a portion of the gas pipeline and the necessary easements to service the gas pipeline and transmission equipment.

            Contra Costa Units 6 and 7 are each comprised of two steam turbine generators with a combined net generating capacity of 680 MW. The Contra Costa Units 6 and 7 were placed in service in 1964 as natural gas fired and oil fired units, however are no longer capable of firing oil without substantial changes to the boiler burners and permits.

            Contra Costa Units 4 and 5, which no longer operate as generating units, each operate as synchronous condensers. The units were originally commissioned as generating units but were converted to synchronous condensers in 1993 and 1997, respectively. Contra Costa Unit 4 is rated at 148 MVAR (net) while Contra Costa Unit 5 carries a rating of 104 MVAR (net).

                                     Table 7
                              Unit Characteristics
                              Contra Costa Facility

                                                         Summer       Full Load
                                          In-Service    Capacity      Heat Rate        Dispatch
                Unit              Fuel        Date        (MW)        (Btu/kWh)          Type
                ----              ----        ----        ----        ---------          ----
            Units 6 & 7            Gas        1964        680          10,100        Intermediate

      The Pittsburg Facility

            The Pittsburg Facility is located on approximately 1,086 acres of land along the Suisun Bay in Pittsburg, California. The Suisun Bay is the source of cooling water and the effluent cooling water is returned to the Suisun Bay. PG&E retained approximately 33 acres of the total parcel where the PG&E-owned switchyard exists.

            The Pittsburg Facility consists of seven units with a total net summer generating capacity of 1,932 MW as listed in Table 8. The Pittsburg Facility boilers were originally designed to burn natural gas as a primary fuel with fuel oil as back up fuel, but are no longer capable of firing oil without changes to the boiler burners and permits.

                                     Table 8
                              Unit Characteristics
                               Pittsburg Facility

                                                       Summer       Full Load
                                      In-Service      Capacity      Heat Rate      Dispatch
                 Unit       Fuel         Date           (MW)        (Btu/kWh)        Type
                 ----       ----         ----           ----        ---------        ----
            Units 1 - 4     Gas          1954            600         11,000         Peaking
            Units 5 & 6     Gas        1960/1961         650         10,000       Intermediate
            Unit 7          Gas          1972            682          9,800       Intermediate
                                                       -----
            Total                                      1,932

      The Potrero Facility

            The Potrero Facility is located on the western shore of San Francisco Bay in the southeast portion of the City and County of San Francisco, California. The Potrero Facility is located on several parcels totaling approximately 36 acres. PG&E has retained approximately nine acres of the total parcel where the PG&E-owned switchyard exists.

            The Potrero Facility is comprised of a steam boiler plant and three CTs with a total net summer generating capacity of 350 MW as listed in Table 9. Potrero Units 4, 5, and 6 were placed in service in 1976 using No. 2 distillate fuel oil as a primary fuel.

                                     Table 9
                              Unit Characteristics
                                Potrero Facility

                                                       Summer      Full Load
                                         In-Service   Capacity     Heat Rate      Dispatch
               Unit           Fuel          Date        (MW)       (Btu/kWh)        Type
               ----           ----          ----        ----       ---------        ----
             Unit 3            Gas          1965        206         10,600       Intermediate
             CTs 4-6        No. 2 Oil       1976        144         13,600          Peaking
                                                        ---
             Total                                      350

Operation and Maintenance

      Operation of the Mirant California Facilities

            We have visited the Mirant California Facilities. The operating and maintenance programs, including: (1) operating procedures and programs; (2) preventive, predictive and corrective maintenance programs and procedures; (3) work management process; (4) work order and high energy piping inspection procedures; (5) reporting and documentation requirements; and (6) plant performance monitoring programs were previously reviewed at the Mirant California Facilities. During the site visits, the material condition of the plants was observed and discussions were held with plant operations and maintenance management.

            The operating programs at the Mirant California Facilities include the management, engineering, maintenance, financial, administrative and support groups necessary to operate and maintain the station in accordance with accepted industry operating practices. During discussions at the plants, the plant managers reported that there has been minimal personnel turnover in plant operations and maintenance.

            The plant managers at the Mirant California Facilities plan to increase productivity and realize savings through a number of operational changes, including broadening job definitions for operations and increased participation in day-to-day decision making at all levels of the organization.

            The Mirant California Facilities have instituted program initiatives that, if successful, will improve station operating and maintenance practices and performance. Included are performance management programs for station personnel; a maintenance planning process that will improve both preventive and corrective maintenance performance; and a team-based concept that will provide operating and maintenance personnel additional responsibility and authority to operate and maintain the plants while maintaining the necessary management guidance and oversight. These programs are geared to reducing operating and maintenance costs and improving station performance indicators. In addition, financial incentives are being provided, beginning in 2001, for employee generated cost savings and other improvements in plant operation and administrative processes.

      Operating Programs and Procedures

            PG&E is contracted under an operating and maintenance agreement to operate the Mirant California Facilities for two years under the direction of Mirant California management. At the end of the two-year period ending April 16, 2001, most PG&E employees are expected to be hired by Mirant California.

            The Mirant California maintenance department utilizes Maximo, which is the maintenance management system that has been selected by Mirant Generation for use in all of its generating plants. Corrective and preventive maintenance activities are documented and recorded using work orders. Maximo is used to manage the maintenance activities. A predictive and preventive maintenance program is employed at the plants.

            Major maintenance is presently scheduled on a three-year cycle for the boilers and a 6-year interval for the steam turbine-generators. The overhaul duration is typically six to eight weeks, depending on the scope of the work to be performed. Virtually all of the Mirant California Facilities' major maintenance for the next few years will be performed during outages dictated by the installation of SCR systems or low-NO(X) burners, both to reduce NO(X) emissions.

            Major outages are scheduled for Contra Costa Units 6 and 7 in 2000-2001 to install systems to reduce stack emissions. Low-NO(X) burners were recently installed on Contra Costa Unit 6. Contra Costa Unit 7 is scheduled for installation of a SCR system from March to June of 2001 with Contra Costa Unit 6 SCR installation scheduled for 2003.

            Major outages are scheduled for Pittsburg Units 1 through 7 within the next three years to install systems to reduce stack emissions or correct equipment concerns that are affecting reliability. Pittsburg Units 1 through 4 will retube the condensers and perform boiler repair work in 2001. Pittsburg Units 5 and 6 just completed installation of low-NO(X) burners and are scheduled to install SCRs in 2001-2002. Pittsburg Unit 7 is scheduled to install an SCR in 2003. The SCR outages will be between 14 and 20 weeks long.

            Potrero Unit 3 will have two major outages in the next four years, 2001 to retube the condenser and make boiler repairs as necessary and 2004 to install an SCR. The scheduled duration of these outages is 10 and 20 weeks respectively.

Operating History

            Operating data for the past several years of operation of the Mirant California Facilities was provided by Mirant California. The historical averages and corresponding future averages are summarized in Table 10. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 10
                                Operating History
                          Mirant California Facilities

                                                      Historical      Projected
                                                       Average         Average
                                                     (1996-2000)     (2001-2020)
                                                     -----------     -----------
            Net Capability Rating (MW)(1)
                   Contra Costa                            680             680
                   Pittsburg                             1,932           1,932
                   Potrero                                 350             350
            Net Generation (GWh)
                   Contra Costa                        1,959.3         2,040.8
                   Pittsburg                           4,323.2         4,741.7
                   Potrero                               934.3           531.1
            Annual Net Heat Rate (Btu/kWh)(2)(3)
                   Contra Costa                         10,107           9,861
                   Pittsburg                            10,769          10,056
                   Potrero                              10,647          10,593
            Net Capacity Factor (%)(3)
                   Contra Costa                           33.4            34.3
                   Pittsburg                              29.9            29.5
                   Potrero                                47.2            25.3
            Equivalent Availability Factor (%)(3)
                   Contra Costa                           83.7            86.0
                   Pittsburg                              78.4            81.0
                   Potrero                                82.5            82.0

            --------------------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting.
            (3) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            In connection with the sale of the Mirant California Facilities, PG&E agreed to undertake any remediation (including during decommissioning) that relates to any pre-closing environmental condition or transmission environmental condition required by any governmental authority with jurisdiction over the Mirant California Facilities. If Mirant Delta or Mirant Potrero chooses to develop a plant other than a fossil-fueled power plant or a substantially similar industrial purpose, which development would make the costs of environmental remediation materially higher, PG&E's costs of remediation will be capped at the costs which would have been incurred if there had been no change in use. Long-term remediation activities and future remediation of residual contamination under structures on the plant sites are PG&E's responsibility. PG&E is not, however, responsible for other remediation work unless changes in environmental laws or in the environmental cleanup standards of a governmental authority require additional remediation. Due to the environmental indemnity in the Purchase and Sale Agreements which obligates PG&E to indemnify Mirant Potrero and Mirant Delta for pre-existing environmental conditions at the sites of the Mirant California Facilities, no funds for environmental remediation are included in the Projected Operating Results.

            In 1999, we reviewed Phase I and II ESA reports prepared in 1997 and 1998, respectively, for the Mirant California Facilities regarding investigations of known or potential site contamination issues in connection with the sites of the Mirant California Facilities. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant California Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant California Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant California reported that, to its knowledge, the conditions at the sites of the Mirant California Facilities are materially similar to those presented in the 1997 and 1998 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant California Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant California Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant California Facilities with Mirant California and Mirant Generation personnel. The Mirant California Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement:

            o During 1995, the Bay Area Air Quality Management District ("BAAQMD") amended Rule 9-11, which regulates the control of NO(X) and CO emissions from Utility Electric Power Generating Boilers. This Rule establishes specific "system-wide" emission limitations to be achieved by boilers greater than or equal to 250 MMBtu/hr. For purposes of this Report, "system-wide" emission limitations refers to all power generation owned and/or operated by Mirant California. This Rule will necessitate the installation of specific control equipment on certain of the existing units. Refer to the Supplement for additional information.

            o Certain capital expenditures along with associated O&M expenses have been identified by Mirant California to comply with future environmental requirements of Rule 9-11. At this point in time, we believe it is reasonable to assume such installations, costs and associated emission rates in the Projected Operating Results. For the purposes of the Projected Operating Results, based on discussions with Mirant California, we have assumed the installation of: (1) low-NO(X) burners on Contra Costa Unit 6 by February 2001 and a SCR System by May 2003; (2) SCR installation on Contra Costa Unit 7 by June 2001; (3) SCR installation on Pittsburg Unit 5 by July 2002; (4) SCR installation on Pittsburg Unit 6 by April 2002; (5) SCR installation on Pittsburg Unit 7 by May 2003; and (6) SCR installation on Potrero Unit 3 by May 2004. Specific emission rate assumptions used in the Projected Operating Results are given in the Supplement.

            o Pittsburg Units 1 through 4 will require SCR retrofits should they be kept operating so that compliance with Rule 9-11 can be achieved in the 2002-2004 timeframe. Capital expenditures and associated operating and maintenance expenses have been included in the Projected Operating Results.

            o The Mirant California Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M costs at the Mirant California Facilities. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results. In addition, due to the fact that the Mirant California Facilities operate primarily on natural gas, the impact of these potential regulations is not likely to be significant.

            o The cooling water intakes for the Pittsburg and Contra Costa Facilities are located in a nursery area for striped bass, which is considered a valued fishery resource. The Pittsburg and Contra Costa Facilities are operating under a Resource Management Program required under the National Pollutant Discharge Elimination System ("NPDES") Permits that imposes certain restrictions on the thermal water outfall during the spawning period, considered to be between May and July of each year. The renewal of the NPDES Permit and the need to obtain a federal Take Permit for impacting endangered species will likely require additional capital expenditures and O&M expenses at the Mirant California Facilities. For the purposes of the Projected Operating Results, based on discussions with Mirant California, we have assumed the installation of Gunderbooms at the Contra Costa and Pittsburg Facilities. Gunderbooms are an aquatic filter barrier system that proposes to lessen the plant's cooling water system impact on the fish species by excluding them from entrainment and impingement as the full cooling water flow is drawn through a fabric barrier at low velocity. The actual decision to install the Gunderbooms will be made at a later date based on the outcome of the agency negotiations regarding the federal Take Permit. Refer to the Supplement for additional information.

                           MIRANT NEW YORK FACILITIES

Description of the Facilities

            The Mirant New York Facilities consist of generating units located at eight separate facility sites in New York. The thermal generating units consist of the Bowline power plant (the "Bowline Facility") owned by Mirant Bowline, LLC ("Mirant Bowline"); the Lovett power plant (the "Lovett Facility") owned by Mirant Lovett, LLC ("Mirant Lovett"); and the Hillburn power plant (the "Hillburn Facility"), all located in Rockland County, New York; and the Shoemaker power plant (the "Shoemaker Facility") located in Orange County, New York. The Hillburn and Shoemaker Facilities are referred to collectively as the "NY CT Facilities". The hydroelectric generating units (collectively, the "Hydroelectric Facilities") consist of the Mongaup power plant (the "Mongaup Facility"); the Swinging Bridge power plant (the "Swinging Bridge Facility"); the Rio power plant (the "Rio Facility"); and an operational interest in the Grahamsville power plant (the "Grahamsville Facility"). The NY CT Facilities and the Hydroelectric Facilities are owned by Mirant NY-Gen, LLC ("Mirant NY-Gen"). Each of Mirant Bowline, Mirant Lovett, and Mirant NY-Gen are indirect wholly-owned subsidiaries of Mirant Generation and are collectively referred to as "Mirant New York". All of these Facilities were acquired from Orange and Rockland Utilities, Inc. ("ORU") on July 1, 1999. There is an administrative and engineering office for the Mirant New York Facilities in Suffern, New York.

      The Bowline Facility

            The Bowline Facility is located approximately 35 miles north of New York City on a site of approximately 160 acres adjacent to the Hudson River in West Haverstraw, New York. In addition to the existing Bowline Facility property, an additional 98 acres of adjacent property is owned by Mirant Bowline, of which approximately 75 acres is in an upland area, and 23 acres are underwater acres in the Hudson River.

            The Bowline Facility is comprised of two conventional steam turbine units with a total net summer generating capacity of 1,212 MW as listed in Table
11. The Bowline Facility is the largest of the Mirant New York Facilities. It provides peaking and intermediate generation and is capable of utilizing both No. 6 fuel oil and natural gas.

                                    Table 11
                              Unit Characteristics
                                Bowline Facility

                                                                     Summer       Full Load
                                                    In-Service      Capacity      Heat Rate       Dispatch
                Unit                 Fuel              Date           (MW)        (Btu/kWh)         Type
                ----                 ----              ----           ----        ---------         ----
            Units 1 & 2          Gas/No. 6 Oil       1972/74          1,212         9,843       Intermediate

            In addition, the Bowline Facility has certain common facilities shared by both units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices and an electrical switchyard.

            The design and construction of electric utility generating units using natural gas or No. 6 fuel oil to fire steam boilers has been common for many years. The Bowline Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes have been required, new technologies have been "backfit" into the Bowline Facility to improve operations, environmental compliance, and efficiencies. Examples of this include control system replacements, burner and combustion equipment upgrades, and the replacement of turbine components with improved designs.

            In general, Bowline Units 1 and 2 have been operated as intermediate units, although in recent years, due to equipment conditions, Bowline Unit 2 has been utilized more as a peaking unit.

            Planning is currently in progress for a third unit at the Bowline Facility. This unit would be a gas-fired combined cycle unit with a capacity of approximately 750 MW and would utilize natural gas from a new pipeline that is currently being developed. We have not included any of the costs or revenues associated with this planned new unit in the Projected Operating Results.

      The Lovett Facility

            The Lovett Facility is located approximately 40 miles north of New York City on a site of approximately 60 acres on the west bank of the Hudson River in Tompkins Cove, New York.

            The Lovett Facility is comprised of three conventional steam turbine units with a total net summer generating capacity of 432 MW, as listed in Table
12. The Lovett Facility provides both peaking and base-load generation and is capable of utilizing coal, No. 6 fuel oil and natural gas.

                                    Table 12
                              Unit Characteristics
                                 Lovett Facility

                                                             Summer     Full Load
                                             In-Service     Capacity    Heat Rate       Dispatch
              Unit            Fuel              Date          (MW)      (Btu/kWh)         Type
              ----            ----              ----          ----      ---------         ----
            Unit 3       Gas/No. 6 Oil          1955           67         11,000        Peaking
            Unit 4     Coal/Gas/No. 6 Oil       1966          172         10,774       Base-load
            Unit 5     Coal/Gas/No. 6 Oil       1968          193         10,833       Base-load
                                                              ---
            Total                                             432

            In addition, the Lovett Facility has certain common facilities shared by the three units such as river water pumping stations, fuels receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices and an electrical switchyard. Lovett Units 1 and 2 were retired in 1995.

            The design and construction of electric utility generating units using coal, natural gas or No. 6 fuel oil to fire steam boilers has been common for many years. The Lovett Facility was designed utilizing the standard technologies available at the time it was built. Where it has proven economically desirable, or where regulatory changes were required, new technologies have been "backfit" into the Lovett Facility to improve operations, environmental compliance, and efficiencies. Examples of this include control system replacements, burner and combustion equipment upgrades, installation of new ESPs on Lovett Units 4 and 5, conversion of Lovett Unit 4 to balanced draft operation and the replacement of turbine components with improved designs.

            In general, Lovett Units 4 and 5 have normally been base-loaded, which is common for medium sized coal-fired units which have generally been designed for this type of operation. Lovett Unit 3, which is limited to firing either No. 6 fuel oil or natural gas, is normally operated as a peaking unit.

      The NY CT Facilities

            The Hillburn Facility is located in the Village of Hillburn, Town of Ramapo, New York, and the Shoemaker Facility is located in the Towns of Wawayanda and Wallkill, City of Middletown, New York. Each of the NY CT Facilities is comprised of a single simple cycle CT unit with a total net summer generating capacity of 76 MW in the aggregate, as listed in Table 13. The NY CT Facilities are generally operated in peaking service.
                                    Table 13
                              Unit Characteristics
                                NY CT Facilities

                                                                 Summer       Full Load
                                                 In-Service     Capacity      Heat Rate       Dispatch
                Unit                Fuel            Date           (MW)       (Btu/kWh)         Type
                ----                ----            ----           ----       ---------         ----
             Hillburn           Gas/Kerosene        1971            36         15,000         Peaking
             Shoemaker          Gas/Kerosene        1971            40         15,000         Peaking
                                                                    --
             Total                                                  76

      The Hydroelectric Facilities

            The Hydroelectric Facilities have a total net summer generating capacity of 44 MW in the aggregate, as listed in Table 14. The Mongaup Facility, Swinging Bridge Facility and Rio Facility are "Mongaup River Projects" under federal law and are licensed by the Federal Energy Regulatory Commission ("FERC") as projects number 10481, 10482 and 9690, respectively. The licenses are not due to expire until 2022.

            The Grahamsville Facility was constructed and is operated pursuant to an agreement with New York City which allows for the Grahamsville Facility to be operated at the end of the East Delaware Tunnel for a period of 50 years. Mirant NY-Gen is currently negotiating an extension of this agreement, which expires in 2006. For the purpose of the Projected Operating Results, we have assumed this agreement will be renewed at the same terms and conditions. With the exception of the Grahamsville Facility that is base-loaded, the Hydroelectric Facilities are generally operated in peaking service, depending on water availability.

                                    Table 14
                              Unit Characteristics
                            Hydroelectric Facilities

                                                             Summer     Full Load
                                               In-Service   Capacity    Heat Rate   Dispatch
                 Unit                 Fuel        Date        (MW)      (Btu/kWh)     Type
                 ----                 ----        ----        ----      ---------     ----
            Mongaup 1-4                --        1923-26         4         --        Peaking
            Swinging Bridge 1-2        --        1930-39        13         --        Peaking
            Rio 1-2                    --          1927         10         --        Peaking
            Grahamsville               --          1956         17         --       Base-load
                                                                --
            Total                                               44

Operation and Maintenance

      Operation of the Mirant New York Facilities

            The Mirant New York Facilities are operated from an office in Suffern, New York. While several management personnel, including the plant managers, were brought in from affiliates of Mirant New York, the majority of the operating staffs for the facilities were hired from ORU at the time the facilities were purchased. The Suffern office provides administrative support to the Facilities in the areas of accounting and payroll, human resources, marketing, environmental management, management of the Hydroelectric and NY CT Facilities, and engineering.

            In June of 2000, a new collective bargaining agreement was entered into with the International Brotherhood of Electrical Workers Union that represents the hourly personnel at the Facilities. This agreement provides Mirant New York with more flexibility in assigning work to different classifications of workers, and provides that competency testing be utilized in addition to seniority when employees are being considered for advancement.

      Operating Programs and Procedures

            The Maximo maintenance management system has been implemented at all of the Mirant New York Facilities. All maintenance work including corrective, preventive and predictive maintenance is scheduled and tracked utilizing this system. Working with a consultant, Mirant New York intends to optimize the use of the Maximo system over the next two years. This optimization may include the combining of certain resources between the Bowline and Lovett facilities, and will address both short-term and long-term maintenance needs. Currently, many of the former owners' maintenance and operations practices are still in place, and Mirant New York is continuing to work towards reducing the backlog of maintenance work that existed when the facilities were purchased. Changes implemented by Mirant New York to date include an increased emphasis on inspections and more in depth root cause analysis to identify problems rather than simply performing superficial repairs. In operations, increased emphasis has been placed on environmental compliance, especially for opacity, and additional environmental training has been scheduled for the operators.

Operating History

            Operating data for the past several years of operation of the Mirant New York Facilities was provided by Mirant New York. The historical averages and corresponding future averages are summarized in Table 15. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 15
                               Operating History
                           Mirant New York Facilities

                                                      Historical      Projected
                                                       Average         Average
                                                     (1996-2000)     (2001-2020)
                                                     -----------     -----------
            Net Capability Rating (MW)(1)
                   Bowline                               1,205           1,212
                   Lovett                                  439             432
                   NY CTs (2)                               76              76
                   Hydroelectric (2)                        44              44
            Net Generation (GWh)
                   Bowline                               2,058         2,550.0
                   Lovett                                2,078         1,752.4
                   NY CTs                                 17.4             8.1
                   Hydroelectric                         141.8           161.0
            Annual Net Heat Rate (Btu/kWh)(3)(4)
                   Bowline                              10,632          10,065
                   Lovett                               10,904          11,020
                   NY CTs (5)                           21,838          15,552
                   Hydroelectric                            --              --
            Net Capacity Factor (%)(4)
                   Bowline                                23.0            24.0
                   Lovett                                 60.3            49.3
                   NY CTs (5)                              1.7             1.2
                   Hydroelectric (5)                      58.1            53.3
            Equivalent Availability Factor (%)(4)
                   Bowline                                85.6            79.0
                   Lovett                                 82.0            84.0
                   NY CTs (6)                             89.7            95.2
                   Hydroelectric (7)                      86.2            86.0

            --------------------
            (1)   Summer rating.
            (2)   Represents 1998 only.
            (3) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (4) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.
            (5)   Represents 1996, 1997, and 2000 only.
            (6) Represents 1996, 1997, July through December 1999, and 2000 only.
            (7)   Represents July through December 1999 and 2000 only.

Environmental Assessment

      Environmental Site Assessment

            Mirant New York has purchased liability insurance for potential pre-existing, but unknown, environmental contamination at the Mirant New York Facilities, with a 10-year term and $15 million in coverage for the Mirant New York Facilities other than the Hydroelectric Facilities.

            In 1999, we reviewed Phase I and II ESA reports prepared for the Mirant New York Facilities regarding investigations of known or potential site contamination issues and environmental liability issues for Bowline and Lovett Facilities, the Hydroelectric Facilities and NY CT Facilities. These assessments were prepared during August 1998, October 1998, and June 1999. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant New York Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant New York Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant New York reported to us that, to its knowledge, the conditions at the sites of the Mirant New York Facilities are materially similar to those presented in the 1998 and 1999 ESAs. For the purposes of the Projected Operating Results, Mirant New York has allocated $1,000,000 for the contingency environmental response work at the Mirant New York Facilities.
Refer to the Supplement for additional information on previously conducted site assessments.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant New York Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant New York Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant New York Facilities with Mirant New York and Mirant Generation personnel. The Mirant New York Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o The location of the Mirant New York Facilities in designated ozone non-attainment areas triggered the requirement of RACT. The Mirant New York Facilities use low-NO(X) burners and combustion modifications in addition to a NO(X) averaging plan consistent with applicable regulations to comply with RACT limits.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the USEPA NO(X) SIP Call and Section 126 Petitions, established a market-based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. New York promulgated regulations allocating allowances to the Mirant New York Facilities. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant New York Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The existing New York NO(X) limits for the coal-fired Lovett Units 4 and 5 are more stringent than the Title IV Acid Rain NO(X) regulations.

            o For the purposes of the Projected Operating Results, based on discussions with Mirant New York, we have assumed that Mirant New York would not implement any further retrofits of the Lovett and Bowline Facilities with NO(X) and SO(2) reduction technologies. Mirant New York plans to purchase SO(2) and NO(X) allowances from the open market should the plants exceed their respective allowance allocations.

            o The Bowline and Lovett Facilities are operating under a New York State Department of Environmental Conservation Consent Order/Decree for compliance with New York State's opacity standard. The consent order was issued to ORU on July 28, 1998 and establishes a stipulated penalty schedule for future non-compliance episodes. During the fourth quarter 1999 to the third quarter 2000 total compliance penalties assessed to the Bowline and Lovett Facilities were $10,000 and $41,400, respectively. It is expected that the consent order will be incorporated into the Title V Permits once they are issued.

            o The Bowline Facility is one of a number of plants operating with once through cooling water to the Hudson River. Under the terms of the Hudson River Settlement Agreement ("HRSA"), the plant has the potential to be restricted in its operation during May 15 to July 31. In addition to this requirement, a credit-banking system was established to allow units to operate if credits are available. Mirant New York has reported that sufficient credits have been available in the past to operate the Bowline Facility at desired levels without curtailment. For additional description of the HRSA, refer to the Supplement.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the Mirant New York Facilities have been issued such NOVs. In October 1999, Mirant's parent corporation received an information request from the State of New York concerning air quality control implications of various repairs and maintenance at the Lovett Facility. While we cannot predict future USEPA and State of New York actions, should such NOVs be issued to any of the assets, the cost to comply could be substantial.

            o The Lovett Facility received an NOV May 25, 2000 from the New York Department of Environmental Conservation ("DEC") alleging violations of the New Source Review rules in that over the years the plant has been modified or changed in ways that resulted in increased emission of pollutants without proper authorization under the New Source Review rules. The NOV was issued to the previous owner, ORU. To date, Mirant New York has not received an NOV. Should the NOV issued result in any required plant modifications, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the Mirant New York Facilities. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009, potential ratcheting of SO(2) and NO(X) emissions by New York, and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                          MIRANT NEW ENGLAND FACILITIES

Description of the Facilities

            The Mirant New England Facilities consist of generating units located at four separate facility sites in New England. The thermal generating units consist of the Canal power plant (the "Canal Facility") located in Sandwich, Massachusetts; the Kendall power plant (the "Kendall Facility") located in Cambridge, Massachusetts; the power plant facilities located in two locations on Martha's Vineyard (the "Martha's Vineyard Facility"); and an ownership interest in the Wyman power plant located on Cousins Island in Yarmouth, Maine (the "Wyman Facility"). The Martha's Vineyard and Wyman Facilities have not been reviewed, nor have their revenues or expenses been included in the Projected Operating Results. Mirant Generation estimates that these units would have an immaterial impact on the overall revenue of the Mirant Generation Facilities. The Kendall Facility is owned by Mirant Kendall, LLC ("Mirant Kendall"), which is an indirect wholly-owned subsidiary of Mirant Generation. The Canal Facility is owned by Mirant Canal LLC ("Mirant Canal"), which is also an indirect wholly-owned subsidiary of Mirant Generation. Mirant Kendall and Mirant Canal are collectively referred to herein as "Mirant New England". All of the Mirant New England Facilities were acquired from subsidiaries of Commonwealth Energy System ("Commonwealth") and Eastern Utilities Associates ("EUA") in December 1998. There is an administrative and engineering office for the Mirant New England Facilities in Rockland, Massachusetts. Revenues from the Canal Facility Unit 1 are derived from

Power Purchase Agreements with Cambridge Electric Light Company and Commonwealth Electric Company (jointly), Boston Edison Company, Montaup Electric Company, and an affiliate of Mirant Generation that expire on October 10, 2002.

      The Canal Facility

            The Canal Facility is located on the south side of Cape Cod Canal in Sandwich, Massachusetts. The plant is approximately one mile from the east end of the canal entrance to Cape Cod Bay. The Canal Facility is located on an approximately 132-acre site.

            The Canal Facility is comprised of two steam turbine generators with a total net summer generating capacity of 1,112 MW as listed in Table 16. The Canal Facility provides intermediate generation and is capable of utilizing No. 6 oil or natural gas.

                                            Table 16
                                      Unit Characteristics
                                         Canal Facility

                                                              Summer       Full Load
                                             In-Service      Capacity      Heat Rate        Dispatch
                Unit             Fuel           Date           (MW)        (Btu/kWh)          Type
                ----             ----           ----           ----        ---------          ----
             Unit 1            No. 6 Oil        1968             559         9,287        Intermediate
             Unit 2          Gas/No. 6 Oil      1976             553         9,862        Intermediate
                                                               -----
             Total                                             1,112

      The Kendall Facility

            The Kendall Facility is located on approximately six acres of land along the Charles River in Cambridge, Massachusetts. The plant is located at the junction of the Broad Canal and the Charles River. The Broad Canal is the source of cooling water and the effluent cooling water is returned to the Charles River.

            The Kendall Facility consists of three condensing steam turbines and two aeroderivative single-shaft gas turbines with a total net summer generating capacity of 97 MW, as listed in Table 17. The Kendall Facility delivers steam to a subsidiary of NSTAR for distribution to industrial users and a major health care facility located on the Boston side of the Charles River. The Kendall Facility also has two auxiliary boilers to supply supplemental heating steam for off-site distribution during periods of high demand. These boilers are owned by NSTAR and operated by Mirant Kendall.

            The present configuration of the Kendall Facility has been developed over the last 52 years. In 1949, the boilers for Kendall Units 1 and 2 and the steam turbine for Kendall Unit 1 were installed. In 1951, the steam turbine for Kendall Unit 2 was added, increasing the total output. In 1954, the boiler for Kendall Unit 3 was added and Kendall Unit 3 was commissioned in 1958. CTs 1 and 2 were installed and commissioned in 1970 and 1972, respectively. To increase reliability and support the increasing steam loads, two package boilers were installed in the 1970-1971 time frame. Natural gas is delivered to the Kendall Facility through an underground piping system.

            In addition to providing electric energy and industrial steam to the Cambridge and Boston distribution systems, the Kendall Facility supports the Cambridge electrical distribution by providing voltage support when requested by the New England Independent System Operator ("ISO-NE") during demand periods.

            Mirant Kendall is installing a CT, heat recovery steam generator cogeneration plant that will increase both the electric power and steam generation capabilities of the Kendall Facility. The design of the cogeneration plant has not been reviewed, nor has its potential benefit been considered in the preparation of the Projected Operating Results.

            The facilities also include three power boilers, a control room, fuel oil storage tanks, and a fuel oil transfer house.

                                    Table 17
                              Unit Characteristics
                                Kendall Facility

                                                               Summer        Full Load
                                                In-Service    Capacity       Heat Rate         Dispatch
                Unit               Fuel            Date         (MW)         (Btu/kWh)           Type
                ----               ----            ----         ----         ---------           ----
              Unit 1          No. 6 Oil/Gas        1949          18            13,214           Peaking
              Unit 2          No. 6 Oil/Gas        1951          19            13,214           Peaking
              Unit 3          No. 6 Oil Gas        1958          26            13,214           Peaking
              CT 1              Jet A Fuel         1970          17            14,614           Peaking
              CT 2              Jet A Fuel         1972          17            14,614           Peaking
                                                                 --
              Total                                              97

      The Martha's Vineyard and Wyman Facilities

            Mirant Canal owns the Martha's Vineyard Facility. The Martha's Vineyard Facility consists of five 2.75 MW internal combustion, diesel generators located on the island of Martha's Vineyard. Two of the diesel generators were installed at the Oak Bluffs plant in 1969 and a third was installed in 1972. In 1975, the West Tisbury plant was placed in service with two diesel generators.

            Mirant Canal also owns an approximately 1.4 percent ownership interest, or 8.8 MW, in Wyman Unit 4. Wyman Unit 4 is a 618 MW unit firing No. 6 oil located on Cousins Island in Yarmouth, Maine. Wyman Unit 4 was placed in operation in 1978.

            We have not reviewed the Martha's Vineyard or Wyman Facilities, nor have we included any revenues or expenses from these facilities in the Projected Operating Results.

Operation and Maintenance

      Operation of the Mirant New England Facilities

            We have visited both the Canal and Kendall Facilities. The operating and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements were reviewed at both the Canal and Kendall Facilities. During the site visits, the material condition of the plants was observed, and discussions were held with plant operating and maintenance management.

            The operating programs at both the Canal and Kendall Facilities include the management, engineering, maintenance, financial, administrative and support groups necessary to operate and maintain the station in accordance with accepted industry operating practices. During discussions at the plant, both the Canal and Kendall Facility plant managers reported that there is minimal personnel turnover in the plant operating and maintenance staff.

            The plant managers at both the Canal and Kendall Facilities have indicated that planned and proposed changes in the operating organization and increased operator participation in the day-to-day decision making will reduce operating costs in the near term while maintaining the quality of the operations.

            Both the Canal and Kendall Facilities have instituted program initiatives that, if successful, will improve station O&M practices and performance. Included are performance management programs for station personnel; a maintenance planning process that will improve both preventive and corrective maintenance performance; and a team-based concept that will provide operating and maintenance personnel additional responsibility and authority to operate and maintain the plants while maintaining the necessary management guidance and oversight. These programs are geared to reducing operating and maintenance costs and improving station performance indicators.

      Operating Programs and Procedures

            The Mirant New England maintenance departments utilize the Maximo maintenance management system. The Canal Facility also utilizes a Plant Information ("PI") System. The PI system will display and trend most of the important power plant variable parameters. Canal Facility managers trend parameters that are indicative of degraded equipment and systems. At the Kendall Facility, Maximo is being used for inventory control. The Kendall Facility plant managers reported that additional Maximo functions are being activated.

            Major maintenance of the Canal Facility is presently scheduled on a two-year cycle for the steam generators and a six-year cycle for the steam turbines. Overhaul duration is typically six to eight weeks, depending on the scope of the work to be performed. If there is no major overhaul scheduled, a two- to six-week outage is performed on the steam generator and required auxiliaries. A major turbine overhaul is scheduled for Canal Unit 1 in 2001 to improve the turbine efficiency.

            Major maintenance at the Kendall Facility is planned to assure that the export steam supply is 100 percent reliable. The major equipment at the Kendall Facility has demonstrated good reliability. Boilers are alkaline cleaned on approximately a 10-year cycle. The Kendall Unit 3 boiler was cleaned in 1999. The steam turbines have a major inspection/overhaul every 8 to 10 years. The major overhaul for the Kendall Unit 2 turbine was delayed in 2000 and is scheduled for the fall of 2001. During this overhaul, improvements in turbine internals will improve overall efficiency. Overhaul schedules are dependent on total hours of operation and the number of start cycles.

Operating History

            Operating data for the past five years of operation of the Mirant New England Facilities was provided by Mirant New England. The historical averages and corresponding future averages are summarized in Table 18. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 18
                                Operating History
                          Mirant New England Facilities

                                                     Historical       Projected
                                                       Average         Average
                                                     (1996-2000)     (2001-2020)
                                                     -----------     -----------
            Net Capability Rating (MW)(1)
                   Canal                                 1,112           1,112
                   Kendall                                  93              97
            Net Generation (GWh)
                   Canal                               4,787.6         2,667.5
                   Kendall                               107.2            42.7
            Annual Net Heat Rate (Btu/kWh)(2)(3)
                   Canal                                 9,884           9,580
                   Kendall                              11,585          14,035
            Net Capacity Factor (%)(3)
                   Canal                                  51.7            27.4
                   Kendall                                37.6(4)          2.7
            Equivalent Availability Factor (%)(3)
                   Canal                                  77.0            78.0
                   Kendall                                95.2            83.0

            --------------------
            (1)   Summer rating.
            (2) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decreases in annual average heat rates compared to historical heat rates result for some units due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (3) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.
            (4) Does not include Kendall CTs, which have a capacity factor of less than one percent.

Environmental Assessment

      Environmental Site Assessments

            Canal Electric Company and Cambridge Electric Light Company retained responsibility for environmental response work under the Massachusetts Contingency Plan for certain environmental conditions at the Canal and Kendall Facilities, which have been identified in the relevant Asset Sale Agreements. The environmental conditions at the Canal and Kendall Facilities that are being addressed under the Massachusetts Contingency Plan are identified in the Canal Electric Asset Sale Agreement and were reported in the Phase I and Phase II environmental studies by an environmental consultant engaged by the Commonwealth subsidiaries undertaken in connection with the divestiture process.

            In connection with the sale of the Mirant New England Facilities, Commonwealth and EUA have provided a $15 million pollution liability insurance policy to Mirant Canal and Mirant Kendall which is intended to mitigate the risk of any unknown contamination at the Canal Facility or the Kendall Facility that could trigger a legal requirement to perform an environmental cleanup or could give rise to third party claims within ten years after the closing.

            In 1999, we reviewed the various Phase I and II ESA reports regarding environmental investigations prepared for the Canal and Kendall Facilities, as well as a risk characterization report for the Kendall Facility, which was originally prepared in 1997 and updated in 1998 by a different environmental consultant. The Phase I and II environmental consultant encountered observable and historical evidence of potential site contamination that resulted in the environmental consultant conducting subsurface environmental investigations that consisted of soil and groundwater sampling during various phases at the Canal and Kendall Facilities. The environmental consultant conducting subsurface environmental investigations at the Canal and Kendall Facilities found historical releases of oil and hazardous materials had occurred at both facilities. Mirant Canal's potential future costs associated with the release at its facility are estimated to be less than $100,000 per year and have been included in the Projected Operating Results. The releases at the Kendall Facility are being remediated by Commonwealth. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the Mirant New England Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Mirant New England Facilities, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Canal and Mirant Kendall reported that, to their knowledge, the conditions at the site of the Mirant New England Facilities are materially similar to those presented in the 1997 and 1998 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Mirant New England Facilities. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Mirant New England Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed the compliance status of the Mirant New England Facilities with Mirant New England and Mirant Generation personnel. The New England Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion on certain of such circumstances is presented in the Supplement:

            o The location of the Mirant New England Facilities in designated ozone non-attainment areas triggered the requirement of RACT. The Mirant New England Facilities are operating with emission levels consistent with RACT regulations.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act, including the USEPA NO(X) SIP Call, established a market based program for NO(X) allowances where units covered by the Act must possess NO(X) allowances to cover their emissions. Massachusetts has adapted regulations allocating allowances to individual units consistent with the Act beginning in 2000. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The Mirant New England Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Mirant New England has retrofitted Canal Unit 1 with an SCR to reduce NO(X) emissions to levels that would generate NO(X) allowances to allow it to comply with allowance requirements. Plans to retrofit Canal Unit 2 with an SCR have been put on hold until the NO(X) market fully develops in order for Mirant New England to assess the economic viability of SCR installation on Canal Unit 2.

            o The Kendall Facility must comply with the terms of an Administrative Compliance Order for SO(2) emissions, which was issued by the Massachusetts Department of Environmental Protection ("MADEP") on

      March 15, 1995. This order requires the Kendall Facility to limit SO(2) emissions to a rate of 379.6 pounds per hour ("lb/hr") for any single 10-hour period commencing either at 6:00 a.m., 7:00 a.m., or 8:00 a.m. and further limit SO(2) emission for the next 14 hours (i.e., the balance of a 24-hour day) to a rate of 225.4 lb/hr. These restrictions limit the ability of the Kendall Facility to operate at full load. Historically, the Kendall Facility was not required to operate at load factors that would exceed the above limitations.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. Since the Mirant New England Facilities are gas/oil-fueled facilities, they have not been issued such notices of violation. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the Mirant New England Facilities. Such potential regulations include MADEP regulations for emission standards for power plants and federal regulations for mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO(2) allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                              MIRANT TEXAS FACILITY

Description of the Bosque Facility

            The Mirant Texas Facility consists of the Bosque generating facility (the "Bosque Facility"), which is owned by Mirant Texas, LP ("Mirant Texas"), an indirect wholly-owned subsidiary of Mirant Generation and is located southwest of Dallas in rural Bosque County, near Laguna Park, Texas, on an approximately 281-acre site. Mirant Texas maintains an administrative office at the Bosque Facility. The Bosque Facility consists of two combustion-turbine generators ("Bosque Units 1 and 2") and a combined-cycle unit under construction ("Bosque Unit 3") with a total net summer generating capacity of 544 MW, as listed in Table 19. Bosque Units 1 and 2 provide peaking generation, while Bosque Unit 3 is expected to provide base-load generation. All units at the Bosque Facility burn natural gas. For the purpose of the Projected Operating Results, we have assumed that the Bosque Unit 3 will begin commercial operation on June 1, 2001.

            Revenues from Bosque Units 1 and 2 will be derived from the Bosque PPA with Mirant Americas Energy Marketing LP ("MAEM") expiring no earlier than June 1, 2005. Revenues from Bosque Unit 3 will be derived from an additional agreement with MAEM expiring December 31, 2003.

                                    Table 19
                              Unit Characteristics
                                 Bosque Facility

                                                          Summer       Full Load
                                            In-Service   Capacity      Heat Rate       Dispatch
                Unit               Fuel        Date        (MW)        (Btu/kWh)         Type
                ----               ----        ----        ----        ---------         ----
            Units 1 & 2            Gas         2000         308          10,666         Peaking
            Unit 3                 Gas         2001         236           7,108        Base-load
                                                            ---
            Total                                           544

Operation and Maintenance

      Operation of the Bosque Facility

            We have not visited the Bosque Facility. The operating and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements have not been reviewed. The description contained herein has been provided by Mirant Texas.

      Operating Programs and Procedures

            Mirant Texas and GE have signed a Long Term Parts and Long Term Service Agreement which includes the Bosque Facility. GE will provide all of the maintenance requirements, including labor and parts, for GE-manufactured turbines at Bosque Units 1, 2 and 3, and will provide heat rate, output, and availability guarantees. GE will also schedule and perform, partially through the Long Term Parts and Long Term Service Agreement, the annual outage maintenance required in accordance with the CT manufacturer's recommendations.

            The Bosque Facility utilizes Speedtronic Mark V control systems to operate and monitor the CTs. The systems will display and trend most of the important power plant variable parameters. The Bosque Facility operations staff monitors parameters that are indicative of degraded equipment and systems.

            No major maintenance is presently scheduled for Bosque Units 1 and
2. Major and minor maintenance schedules are dependent on total hours of operation and the number of start cycles.

Operating History

            Operating data for the past six months of operation of the Bosque Facility was provided by Mirant Texas. The historical averages and corresponding future averages are summarized in Table 20. The generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.


                                    Table 20
                                Operating History
                                 Bosque Facility

                                                    Historical     Projected (1)
                                                      Average        Average
                                                      (2000)       (2001-2020)
                                                      ------       -----------
            Net Capability Rating (MW)(2)               308(3)          544
            Net Generation (GWh)                      473.1(4)      1,706.1
            Annual Net Heat Rate (Btu/kWh)           11,531(5)        8,386
            Net Capacity Factor (%)                    34.8(5)         49.6
            Equivalent Availability Factor (%)          N/A            96.0

            -------------
            (1)   Projected averages include the operation of Bosque Unit 3.
            (2)   Summer rating.
            (3)   Performance test result, June 2000.
            (4)   Six-month total from monthly reports.
            (5)   Six-month average from monthly reports.

            Commercial operation of Bosque Units 1 and 2 began on May 31 and June 1, 2000, respectively. Therefore, less than six months of operating history is available for Bosque Units 1 and 2. Several minor outages and forced trips have occurred on both units during the first five months of operation, however no unusual or significant events have occurred.

Construction Status of Bosque Unit 3

            Bosque Unit 3 is currently under construction and is scheduled to commence operation in June 2001. The remaining construction cost is estimated by Mirant Texas to be approximately $47 million as of January 1, 2001. For the purposes of the Projected Operating Results, we believe it is reasonable to assume that Bosque Unit 3 will begin operation on June 1, 2001. We have included the estimated remaining construction of Bosque Unit 3 under the capital expenditures for the Bosque Facility.

Environmental Assessment

      Environmental Site Assessments

            In 1999, we reviewed the "Hazardous Materials Environmental Assessment Summary Report" dated April 1999 and the Phase I ESA report dated July 1999, prepared for the Bosque Facility by an environmental consultant. As a result of its investigations, the environmental consultant determined that no further investigations were warranted. A more detailed account of the site assessment findings is presented in the Supplement. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the Bosque Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the Bosque Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Texas reported that, to its knowledge, the conditions at the Bosque Facility are materially similar to those presented in the 1999 ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Bosque Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Bosque Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed the year 2000 Excess Emissions Reports and wastewater disposal methods and discussed with Mirant Texas and Mirant Generation personnel the Mirant Texas compliance status. The Bosque Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations:

            o The Bosque Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. However, since the Facility is fueled by natural gas the requirement for SO(2) allowances is not considered significant.

                               STATE LINE FACILITY

Description of the State Line Facility

            The State Line Facility is owned by State Line Energy, LLC ("State Line Energy"), an indirect wholly-owned subsidiary of Mirant Generation. During December 1997, State Line Energy acquired the State Line Facility from Commonwealth Edison Company ("ComEd"). Revenues from the State Line Facility are derived from the State Line Power Purchase Agreement (the "State Line PPA") with ComEd expiring December 30, 2012.

            The State Line Facility is located in the City of Hammond, Lake County, Indiana adjacent to Lake Michigan on an approximately 73-acre site. The State Line Facility provides base-load generation, utilizing coal for fuel and natural gas for start-up fuel and flame stabilization. Space is available on the site property for expansion, and the State Line Facility is currently considering the construction of additional units. We have not included any of the costs or revenues associated with these potential new units in the Projected Operating Results.

            The State Line Facility is comprised of two conventional steam turbine units with a total summer generating capacity of 515 MW as listed in Table 21. The State Line Facility provides base-load generation and utilizes Powder River Basin ("PRB") coal for fuel.

                                    Table 21
                              Unit Characteristics
                               State Line Facility

                                               Summer     Full Load
                                 In-Service   Capacity    Heat Rate    Dispatch
             Unit      Fuel         Date        (MW)      (Btu/kWh)      Type
             ----      ----         ----        ----      ---------      ----
           Unit 3    PRB-Coal       1955        197         9,933      Base-load
           Unit 4    PRB-Coal       1962        318         9,985      Base-load
                                                ---
           Total                                515

            In addition, the State Line Facility has certain common facilities shared by all units such as lake water pumping stations, fuel receiving, storage and handling systems, water treatment systems, warehouses, maintenance shops, a chemistry laboratory, administrative offices, and an electrical switchyard.

Operation and Maintenance

      Operation of the State Line Facility

            The State Line Facility units range in age from 39 to 46 years. These units have been maintained in conformance with generally accepted industry practices. Components and systems have been replaced as necessary to maintain plant reliability. The technology, design practices and environmental compliance requirements under which these units were installed are significantly different from those existing today. This has required and will continue to require ongoing repair and maintenance of equipment to meet current performance standards.

            From 1995 to 1998, ComEd undertook certain maintenance activities at the State Line Facility, which included maintenance associated with conveyor belts replacements, coal handling equipment controls systems modifications, coal handling equipment repairs, coal feeder replacement, and partial retubing of the State Line Unit 3 surface condenser. State Line Energy completed the remaining portions of the deferred maintenance in February 1999 primarily through a series of subcontracts.

            On February 16, 1998, State Line Unit 3 was taken off-line due to a failure of the low-pressure ("LP") steam turbine. On July 28, 1998, during the outage to repair this LP turbine, but while State Line Unit 4 was operating, the State Line Facility suffered a fire. State Line Energy utilized the down time resulting from the fire to replace the State Line Unit 4 boiler floor, install the State Line Unit 3 baghouse and make improvements to the fuel conveying system. State Line Energy also implemented revised cleanliness procedures and made modifications to the conveying system to reduce coal dust generation. State Line Unit 4 was brought back on line on January 31, 1999. State Line Unit 3 was returned to service February 8, 1999.

      Operating Programs and Procedures

            State Line Energy utilizes a preventive and predictive maintenance policy at the State Line Facility. Part of this policy is the incorporation of a computerized maintenance management program. State Line Energy also employs a program of cross-training between operations personnel. This program is designed to merge the skills of boiler, turbine, and electrical operators. Vendor training is also included as part of the program.

Operating History

            Operating data for the past five years of operation of the State Line Facility was provided by State Line Energy. The historical averages and corresponding future averages are summarized in Table 22. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 22
                                Operating History
                               State Line Facility

                                                      Historical     Projected
                                                       Average        Average
                                                     (1996-2000)    (2001-2020)
                                                     -----------    -----------
            Net Capability Rating (MW)(1)              490/515(2)         515
            Net Generation (GWh)                       1,875.6        2,592.3
            Annual Net Heat Rate (Btu/kWh)(3)(4)        10,243         10,122
            Net Capacity Factor (%)(4)                    48.6           57.5
            Equivalent Availability Factor (%)(4)         62.8           80.0

            --------------------
            (1)   Summer rating.
            (2)   Capacity was increased through refurbishment in 2000.
            (3) Annual average based on levels of full- and part-load operation as projected by PA Consulting. Projected decrease in annual average heat rates compared to historical heat rate results due to an increase in hours at more efficient, full-load operation projected by PA Consulting.
            (4) Represents weighted average for annual net heat rate, net capacity and equivalent availability factor.

Environmental Assessment

      Environmental Site Assessment

            As part of the acquisition of the State Line Facility, ComEd agreed to indemnify State Line Energy and its affiliates with respect to environmental conditions attributable to the operation of the State Line Facility prior to or on the acquisition date, including the generation, transportation, storage and release of contaminants, discharges and emissions, and fines or penalties related to violations or obligations imposed by environmental law. State Line Energy agreed to indemnify ComEd and its affiliates from the same types of environmental matters that might arise after the closing date. The environmental indemnifications do not have a cap or time limitation.

            In 1999, we reviewed Phase I and II ESAs prepared by environmental consultants for the State Line Facility regarding environmental issues at the State Line Facility. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the State Line Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the State Line Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, State Line Energy reported that, to its knowledge, the conditions at the State Line Facility site are materially similar to those presented in the 1999 ESAs. Refer to the Supplement for additional information on previously conducted ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the State Line Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the State Line Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed 1999 and 2000 excess air emissions reports, the Wastewater Discharge Monitoring Reports for 2000 and discussed with State Line Energy and Mirant Generation personnel the State Line Facility compliance status. The State Line Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o The State Line Facility is located in an ozone non-attainment area; therefore, NO(X) RACT would generally apply. However, the Chicago area has received a waiver to the RACT requirements from the USEPA. This waiver was granted because it was demonstrated that NO(X) reductions in the Chicago area do not necessarily reduce ozone. This waiver is considered to be potentially contingent or temporary and subject to subsequent modeling or monitoring data, which may show attainment benefits from NO(X) reductions.

            o Title I of the Clean Air Act and subsequent regulations pursuant to the Act including the NO(X) SIP Call will result in the establishment of a market based program for NO(X) allowances, where units covered by the Act must possess NO(X) allowances to cover their emissions. The State of Indiana is currently developing a Final NO(X) Rule, which will allocate allowances to individual units consistent with the Act beginning in 2004. The State Line PPA with ComEd allows State Line Energy to pass throught the cost of NO(X) allowances for the term of the agreement. It will be necessary for State Line Energy to purchase NO(X) allowances after the expiration of the State Line PPA. The future cost of NO(X) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units in the future. The forecasted number of allowances to be allocated to the units and future price assumptions are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o The State Line Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. The Asset Sale Agreement with ComEd excluded SO(2) allowances attributable to the State Line Facility from the transferred assets. As such, ComEd retained possession of these allowances. However, the State Line PPA with ComEd stipulates that ComEd is to provide the allowances necessary to cover the SO(2) emissions for the term of the agreement. It will be necessary for State Line Energy to purchase SO(2) allowances after the expiration of the State Line PPA. The future cost of SO(2) allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. Specific emission rate assumptions and the number of allowances allocated to each facility are presented in the Supplement. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

            o Title IV of the Clean Air Act also imposes specific NO(X) emission limits that must be met (presumptive limits) by all coal units subject to the Act. The Phase II Acid Rain Permit also requires the State Line Facility to comply with new NO(X) limitations starting in the year 2000 in accordance with USEPA's acid rain regulations. Specific emission rates are presented in the Supplement.

            o At this point in time, State Line Energy is awaiting the outcome of specific environmental rule making with respect to NO(X) reductions before committing to a specific implementation plan. The decision to implement specific emissions control technology versus purchase of emission allowances is being evaluated based on economics. However, for the purpose of the Projected Operating Results, based on discussions with State Line Energy, we have assumed an installation of an SCR at State Line Unit 4 in 2013. Specific emission rate assumptions used in the Projected Operating Results are given in the Supplement.

            o In November 1999, the USEPA issued NOVs to owners and operators of 32 coal-fired electric generating plants, charging that over many years these plants had been changed or modified in ways that resulted in increased emission of pollutants and that the plants did not obtain new source permits or prevention of significant deterioration permits applicable to new or modified sources. None of the assets included herein have been issued such notices of violation. While we cannot predict future USEPA actions, should such notices of violations be issued to any of the assets, the cost to comply could be substantial.

            o There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M cost at the State Line Facility. Such potential regulations include mercury control, PM(2.5), regional haze, regional visibility, water intake structure regulations, potential ratcheting of SO2 allowances beyond 2009 and Subtitle D regulations pertaining to the disposal of fuel combustion wastes. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results.

                            MIRANT WISCONSIN FACILITY

Description of the Neenah Facility

            The Mirant Wisconsin Facility consists of the Neenah generating facility (the "Neenah Facility"), which is owned by Mirant Neenah, LLC ("Mirant Neenah"), an indirect wholly-owned subsidiary of Mirant Generation. The Neenah Facility is newly constructed and began commercial operation during 2000. Mirant Neenah maintains an administrative office at the plant. Revenues from the Neenah Facility are derived from a Power Purchase Agreement with Wisconsin Electric Power Company ("Wisconsin Electric") that expires July 1, 2008.

            The Neenah Facility is located just east of the city of Neenah, in semi-urban Winnebago County, Wisconsin, on an approximately 26-acre site. Mirant Neenah has considered converting one or both generating units from simple cycle to combined cycle operation. We have not included any of the costs or revenues associated with this potential conversion in the Projected Operating Results.

            The Neenah Facility is comprised of two simple-cycle combustion turbine generators with a total summer generating capacity of 309 MW as listed in Table 23. The Neenah Facility provides peaking generation and is capable of utilizing both natural gas and No. 2 oil for fuel.

                                    Table 23
                              Unit Characteristics
                                 Neenah Facility

                                              Summer    Full Load
                                In-Service   Capacity   Heat Rate     Dispatch
         Unit         Fuel         Date        (MW)     (Btu/kWh)       Type
         ----         ----         ----        ----     ---------       ----
       Unit 1    Gas/No. 2 Oil     2000        154.5      10,614       Peaking
       Unit 2    Gas/No. 2 Oil     2000        154.5      10,614       Peaking
                                               -----
       Total                                   309.0

Operation and Maintenance

      Operation of the Neenah Facility

            We have not visited the Neenah Facility. The operations and maintenance programs, including operating procedures and programs; preventive, predictive and corrective maintenance programs and procedures; planning and scheduling requirements and procedures; and reporting and documentation requirements have not been reviewed. The description contained herein has been provided by Mirant Wisconsin.

      Operating Programs and Procedures

            Plant staffing presently consists of two operations and maintenance personnel, who report to the Facility Manager, Midwest CT Operations of Hammond, Indiana. The two units at the Neenah Facility are operated utilizing two operating shifts. Each shift consists of one operator each for two shifts during peak periods. During the off-peak season, one operator will be at the plant working one shift only unless the plant is dispatched. Plant supervision, technical support, and back-up support will be available from the State Line Facility.

            Mirant Neenah and General Electric Corporation ("GE") have signed a Long Term Parts and Long Term Service Agreement which includes the Neenah Facility. GE provides all of the maintenance requirements, including labor and parts, for Neenah Units 1 and 2, and provides heat rate, output, and availability guarantees. GE also schedules and performs, partially through the Long Term Parts and Long Term Service Agreement, the annual outage maintenance required in accordance with the combustion turbine manufacturer's recommendations.

            The Neenah Facility utilizes a Speedtronic Mark V control system to operate and monitor the combustion turbine generators. This system displays and monitors most of the important power plant variable parameters. Neenah Facility operations staff monitors parameters that are indicative of degraded equipment and systems. The Maximo maintenance management system ("Maximo") is used as the work order system, inventory management system and preventive maintenance system and the database is currently under development. Maximo is a purchased system and is used widely in the power industry.

            As major maintenance is dictated by the hours of operation and the Neenah Facility is a peaking plant, there is no major maintenance scheduled in the near future for Neenah Units 1 and 2. Major and minor maintenance schedules are dependent on total hours of operation and the number of start cycles.

Operating History

            Initial commercial operation of the Neenah Facility began on May 8, 2000; therefore, less than seven months of operating history is available for Neenah Units 1 and 2. Normal minor outages and start-up trips have occurred on both units during the first six months of operation, however no unusual or significant events have occurred.

            Operating data for the past several months of operation of the Neenah Facility was provided by Mirant Neenah. The historical averages and corresponding future averages are summarized in Table 24. The projected generation, average annual heat rate, capacity factor, and equivalent availability factor have been estimated by PA Consulting. A more detailed summary of the historical performance results is included in Exhibit A-10 and in the Supplement.

                                    Table 24
                                Operating History
                                 Neenah Facility

                                                     Historical      Projected
                                                       Average        Average
                                                        (2000)      (2001-2020)
                                                        ------      -----------
            Net Capability Rating (MW)(1)                  309            309
            Net Generation (GWh)(2)                      159.2           74.3
            Annual Net Heat Rate (Btu/kWh)(3)           11,539         11,396
            Net Capacity Factor (%)(3)                     9.1            2.8
            Equivalent Availability Factor (%)(3)         97.8           96.0

            --------------------
            (1)   Summer rating based on performance test results, August 2000.
            (2)   Represents six-month total from monthly reports.
            (3)   Six-month average from monthly reports.

Environmental Assessment

      Environmental Site Assessment

            In 1999, we reviewed the Phase I ESA dated April 1999, prepared by an environmental consultant for the Neenah Facility site. The environmental consultant's site visit identified no evidence of stained soils, hazardous substance storage, or hazardous waste disposal at the property. A more detailed account of the site assessment findings is presented in the Supplement. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the Neenah Facility site have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the Neenah Facility site, if any, or potential future remediation costs should contamination be found. While we have not independently investigated site conditions, Mirant Neenah reported that the conditions at the Neenah Facility site are materially similar to those presented in the 1999 ESAs.

      Status of Permits and Approvals

            We have reviewed the key permits and approvals for the Neenah Facility. A listing of the key permits and approvals is shown in the Supplement. The major permits and approvals required to operate the Neenah Facility have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

      Regulatory Compliance

            We have reviewed the 2000 Environmental Emissions Compliance Test for the Neenah Facility and the wastewater disposal methods and discussed with Mirant Neenah and Mirant Generation personnel the Mirant Neenah compliance status. The Neenah Facility appears to be in material compliance with the various conditions set forth in the key permits and approvals.

            We note the following circumstances relative to compliance with permits and approvals that could have an impact on future operations. Additional discussion of certain such circumstances is presented in the Supplement.

            o USEPA named Wisconsin as one of the states subject to the requirement under USEPA's SIP Call to establish a market based program for NO(X) allowances where electric generating units must possess NO(X) allowances to cover their emissions. Subsequently, a federal appeals court ruled that USEPA should drop Wisconsin from the SIP Call. However, Wisconsin must still comply with the National Ambient Air Quality Standards for ozone and in September of 2000 the state Department of Natural Resources ("DNR") recommended adopting a plan for eight counties in southeast Wisconsin to reduce NO(X) emissions and bring the counties into compliance with the 1-hour ozone standard by the year 2007. Winnebago County, where the Neenah Facility is located, is not included in the recommended plan.

            o The Neenah Facility is subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess SO(2) allowances to cover its emissions beginning in 2000. However, since the Facility is fueled by natural gas the requirement for SO(2) allowances is not considered significant.

                           PROJECTED OPERATING RESULTS

            We have reviewed the historical operating information, estimates and projections of electrical generating capacity, fuel consumption, and capital and operating costs of the Mirant Generation Facilities made available to us by Mirant Generation. On the basis of such data, we have prepared the Projected Operating Results. A portion of the generation from the Mirant Generation Facilities is to be sold under contract, which we have reviewed and projected; however, the majority has been assumed to be sold directly to the market at market rates, which have been estimated by PA Consulting. Expenses for the plants consist primarily of the costs of fuel, including transportation, as estimated by PA Consulting, and operating and maintenance expenses, as estimated by Mirant Generation. The interest payments on the Notes, as well as other Mirant Generation debt, have been estimated by Representative of the Initial Purchasers. The Series A Notes have been assumed to mature on April 15, 2006 and the Series B Notes have been assumed to mature on April 15, 2011. Mirant Generation has assumed that the Notes will be refinanced upon maturity; therefore, the Projected Operating Results are presented for each calendar year beginning January 1, 2001 through December 31, 2020, a period approximately ten years beyond the term of the Notes. Projected revenues and expenses have been set forth in the Projected Operating Results presented in Exhibit A-1. The Projected Operating Results have been prepared using assumptions and considerations set forth in this Report and the footnotes to Exhibit A-1.

Annual Operating Revenues

      Revenues from Contract Electricity Sales

            The following is a brief description of the revenues derived by Mirant Generation from contract electricity sales.

            Mirant California

            The Mirant California Facilities operate under Reliability Must Run ("RMR") contracts with the California Independent System Operator ("California ISO"). Under these contracts, the Mirant California Facilities receive a capacity payment ("RMR Payment"), which has been projected by PA Consulting. The terms of the RMR Payments are currently in dispute. PA Consulting has assumed that the Mirant California Facilities will receive a portion of the RMR Payments through 2008. For additional discussion regarding the RMR Payments, please refer to PA Consulting's report and the section of the Offering Circular entitled "Our Business - Legal Proceedings".

            Mirant New England

            All capacity, energy and ancillary services from Canal Unit 1, is made available and sold to four purchasers through October 10, 2002 under power contracts between Mirant Canal and Cambridge Electric Light Company and Commonwealth Electric Company (jointly), Boston Edison Company, Montaup Electric Company and Mirant New England, LLC, an affiliate of Mirant Generation. Each of the four power contracts calls for the sale of 25 percent of the capacity and energy from Canal Unit 1. The demand charge under the power contracts is a fixed schedule of charges. There is an additional schedule of fixed payments for the installation and operation of a SCR for Canal Unit 1. Canal Unit 1 is dispatched by ISO-New England. The energy charge is a pass-through of fuel costs for Canal Unit 1, which is borne equally by the four power purchasers. For the purposes of the Projected Operating Results, we have assumed capacity factors and fuel prices as estimated by PA Consulting.

            Mirant Kendall sells steam to a subsidiary of NSTAR pursuant to a Steam Supply Agreement dated October 1, 2000 (the "Kendall Steam Agreement"). The Kendall Steam Agreement contains a demand charge, consumption charge, and condensate return charge and expires after the term of the Projected Operating Results; however, either party may terminate the agreement with 24 months' prior notice. The consumption charge is indexed to a specified fuel price. For the purposes of the Projected Operating Results, we have assumed a steam demand and consumption consistent with historical usage as reported by Mirant Kendall. For the purpose of projecting the consumption charge under the Kendall Steam Agreement, we have assumed that the contract fuel index will increase according to the fuel price projection for the Kendall Facility as projected by PA Consulting.

            Mirant Texas

            Mirant Texas entered into two Tolling Agreements with MAEM dated October 8, 1999 and June 27, 2000 (collectively, the "Bosque PPA") for the purchase of the output of Bosque Units 1 and 2 and Bosque Unit 3, respectively. The Bosque PPA terminates with respect to Bosque Units 1 and 2 on June 1, 2005 and with respect to Bosque Unit 3 on December 31, 2003. We have assumed that MAEM will take all the power available from Bosque Units 1, 2 and 3 during the respective terms of the Bosque PPA.

            The Bosque PPA provides for a series of payments to be provided by MAEM to Mirant Texas in exchange for a pre-determined amount of power (at a selected heat rate) and the fuel necessary to provide that output. These payments include a capacity payment, an O&M charge, and a run charge for Bosque Units 1 and 2 and a capacity and O&M payment for Bosque Unit 3. The capacity payments are adjusted to reflect the difference between actual performance and a guaranteed capacity, a guaranteed heat rate, and a guaranteed annual average equivalent availability. There are deadbands associated with the guaranteed output and heat rate. The annual capacity charges received by Mirant Texas are adjusted up or down for actual output and heat rate above the deadbands. The guaranteed equivalent availability is adjusted depending on the hours of operation in a year. The annual capacity charge received by Mirant Texas is adjusted based upon the difference between the annual equivalent availability and the guaranteed equivalent availability.

            MAEM will provide at no cost to the Mirant Texas all fuel required by the facility, including all fuel required for normal startup and testing, and will pay all associated transportation cost to the fuel delivery points. MAEM will pay Mirant Texas an annual O&M charge for Bosque Units 1 and 2 based on a predetermined schedule and the ratio of the cumulative hours of operation and cumulative number of times each unit is started. The O&M charge for Bosque Unit 3 is fixed through December 31, 2003. For the purposes of the Projected Operating Results, we have assumed that the number of starts will be as estimated by PA Consulting.

            MAEM will also pay Mirant Texas a run charge, which is based upon the total number of hours that each unit has operated since commercial operation, regardless if the unit was synchronized and producing electricity, but excluding hours operated during optional capacity or heat rate tests.

            For the Projected Operating Results, we have assumed that: (1) the demonstrated capacity will be greater than the guaranteed capacity by approximately 55 MW; (2) the projected annual average heat rates will be as estimated by PA Consulting; (3) an equivalent availability of 98 percent during June through September and 95 percent for the remainder of the year for Bosque Units 1 and 2 and an equivalent availability of 97 percent during June through September and 94 percent for the remainder of the year for Bosque Unit 3; and
(4) the hours for which the run charge is applicable will be equal to the dispatched hours as projected by PA Consulting.

            State Line Energy

            The State Line PPA was entered into on April 17, 1996, and sets forth the terms and conditions under which ComEd schedules the operation of and purchases electricity from the State Line Facility for a term of 15 years ending December 30, 2012. The State Line PPA allows ComEd the sole and exclusive right to dispatch the delivery of electric energy from the State Line Facility at a rate up to the State Line Facility's net dependable capacity of 515 MW. In the event excess capacity would exist from time to time, ComEd has the first right of refusal for the purchase of the energy generated from such excess capacity. The State Line PPA was amended in February 2000 and again in September 2000, to increase the State Line Facility's net dependable capacity available for dispatch by ComEd from the original amount of not less than 490 MW to not less than 515 MW through the term of the State Line PPA.

            Under the State Line PPA, State Line Energy receives revenues from the sale of capacity and energy to ComEd, consisting of a capacity charge, a non-fuel energy charge and various miscellaneous charges. Components of the capacity charge and energy charge are escalated annually by an O&M adjustment factor. The capacity charge is further adjusted by a seasonal availability adjustment factor intended to measure performance of the State Line Facility relative to targeted equivalent availability factors. The specified equivalent availability factor is set by the State Line PPA after the first two Contract Years at 90 percent for summer months and 75 percent for non-summer months through the term of the State Line PPA.

            ComEd supplies all coal necessary for the operation of the State Line Facility during the term of the State Line PPA. In addition, ComEd is responsible for the transfer of sufficient SO(2) allowances from its system necessary for the emission of SO(2) from the State Line Facility resulting from the consumption of coal supplied by ComEd during the term of the State Line PPA. ComEd is not obligated to provide SO(2) allowances to the State Line Facility beyond the term of the State Line PPA. In the event additional NO(X) emissions requirements are imposed on the State Line Facility, State Line Energy shall be entitled to a monthly NO(X) compliance cost payment during the term of the State Line PPA intended to reimburse State Line Energy for the capital and/or incremental operational cost increases incurred by State Line Energy. If State Line Energy is required to install capital equipment to comply with NO(X) regulations, under the terms of the State Line PPA, ComEd will be required to pay State Line Energy a monthly payment based on the amortization of the capital costs. Such additional monthly payment would be payable during the term of the State Line PPA, which expires on December 30, 2012, but the amortization of the capital costs would be calculated from the in-service date of the capital addition until December 30, 2022.

            For the Projected Operating Results, we have assumed that: (1) the net dependable capacity will be equal to 515 MW; and (2) equivalent availability factors will be equal to the specified equivalent availability factors set forth in the State Line PPA.

            Mirant Neenah

            The Neenah Facility sells power to Wisconsin Electric under a Power Purchase Agreement between Mirant Neenah and Wisconsin Electric dated August 28, 1998 (the "Neenah PPA"). The Neenah PPA provides for provisions of fuel and the purchase of the output from the first and second units of the Neenah Facility. The term of the Neenah PPA ends on July 1, 2008.

            The Neenah PPA provides for a series of payments to be provided by Wisconsin Electric to Mirant Neenah in exchange for a pre-determined amount of power (at a selected heat rate) and the fuel necessary to provide that output. These payments include a start charge and a running charge. The capacity payment is adjusted to reflect the difference between actual performance and a guaranteed capacity, a guaranteed heat rate, and a guaranteed annual average equivalent availability. There are deadbands associated with the guaranteed output and heat rate. The annual capacity charge received by Mirant Neenah is adjusted up or down for actual output and heat rate above the deadbands. The guaranteed equivalent availability is adjusted depending on the hours of operation in a year. The annual capacity charge received by Mirant Neenah is adjusted based upon the difference between the annual equivalent availability and the guaranteed equivalent availability.

            Wisconsin Electric provides the fuel required by the Neenah Facility to meet the obligations of the Neenah PPA at no cost to Mirant Neenah, and will pay all associated transportation costs to the Neenah Facility.

            In addition to the capacity payment, Wisconsin Electric pays a start-up charge and a running charge. The start-up charge is dependent upon the cumulative number of successful normal start-ups and is limited to one successful start during any dispatch period. The running charge is assessed on each combustion turbine and is dependent on the fuel type utilized for each hour. Both the start-up charge and running charge are adjusted annually for inflation. For the purposes of the Projected Operating Results, we have assumed that the number of starts will be as estimated by PA Consulting.

            For the Projected Operating Results, we have assumed that: (1) the demonstrated capacity will be equal to the guaranteed capacity; (2) the annual average heat rates will be estimated by PA Consulting; (3) an equivalent availability of 96.0 percent per year; and (4) the number of starts and hours for which the running charge is applicable will be determined by PA Consulting.

      Revenues from Market Electricity Sales

            All non-contract energy generated by the Mirant Generation Facilities has been assumed to be sold to the market at market electricity rates. Market electricity rates were estimated by PA Consulting in 2000 dollars for each of the Mirant Generation Facilities and have been adjusted for inflation. For the purposes of the Projected Operating Results, the general inflation rate has been assumed to be 2.6 percent per year based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.

Annual Operating Expenses

      Fuel Costs

            All of the Mirant Generation Facilities purchase fuel on a short-term basis at rates which are at or near market rates. PA Consulting has projected long-term fuel prices. For the purposes of the Projected Operating Results, we have assumed fuel prices equal to the projections prepared by PA Consulting in 2000 dollars and adjusted for inflation.

      Operating and Maintenance Costs

            For the purposes of developing the Projected Operating Results, operating and maintenance expenses for the Mirant Generation Facilities have been estimated by Mirant Generation. These estimates include annual costs for payroll, materials and supplies, outside services, including contractors, and variable operating and maintenance expenses. Mirant Generation's estimate of operating and maintenance expenses for the coal plants include the costs of ash disposal, net of ash sold. Mirant Generation has projected that the cost of operating and maintaining the Lovett,

Kendall, Canal and Potrero Facilities will decrease over the next few years as efficiencies are implemented. All operation and maintenance expenses have been provided in 2001 dollars and have been assumed to escalate at the general rate of inflation.

            Although we have not reviewed each individual expense constituting Mirant Generation's estimate of operating and maintenance expenses and capital expenditures and the methodology used to develop the estimates, we have reviewed the combined projection of operating and maintenance expenses and capital expenditures in comparison to the costs of similar plants with which we are familiar. Based on our review, we are of the opinion that Mirant Generation's estimates of the costs of operating and maintaining the Mirant Generation Facilities, including provision for capital expenditures and major maintenance, are within the range of the costs of similar plants with which we are familiar.

      Emissions Allowances

            Mirant Generation has acquired or has been allocated the SO(2) and NO(X) allowances associated with the Mirant Generation Facilities. We have included the cost of allowances as an additional operating expense for the Mirant Generation Facilities. In the event that excess allowances are available for sale, we have assumed that Mirant Generation would sell the allowances at market prices. The deficit or excess of allowances has been estimated based on the assumed emission rates as estimated by Mirant Generation, the capacity factors projected by PA Consulting, and the allocated SO(2) and NO(X) allowances. The market SO(2) allowance price has been assumed to be $150 per ton in 2001 dollars and has been assumed to increase thereafter at the rate of inflation. Market NO(X) allowance prices have been assumed to be $1,000 per ton through 2002, $2,300 in 2003, $2,000 in 2004 and $1,700 in 2005 and assumed to increase thereafter at the rate of inflation.

            It should be noted that PA Consulting has assumed SO(2) and NO(X) allowance prices that are significantly higher than those assumed in the Projected Operating Results. In the event that the actual allowance prices are as assumed by PA Consulting, the projected minimum and average interest coverage ratios over the term of the Notes would decrease by approximately 0.07 and 0.05, respectively.

      General and Administrative and Other Expenses

            Mirant Generation has estimated certain general and administrative costs which have been included in the Projected Operating Results. These costs include, among other things, support services such as power marketing, computer systems and services, human resources, and accounting. These expenses have been assumed to increase at the general rate of inflation.

            In addition, Mirant Generation has estimated other expenses, which have also been included in the Projected Operating Results. Property taxes have been estimated by Mirant Generation for 2001 and have been assumed to escalate at the rate of inflation, with the exception of the Mirant New York Facilities, for which the property taxes have been assumed to remain flat based on Mirant Generation's expectation of its current negotiations with the local authorities. Mirant Generation's property tax estimates for the Chalk Point, Dickerson, and Morgantown Facilities reflect exemptions beginning in 2001 for machinery used to generate electricity.

Capital Expenditures

            For the purposes of the Projected Operating Results, Mirant Generation has estimated the costs of capital improvements to the Mirant Generation Facilities. These capital expenditures include the cost of certain environmental control equipment assumed by Mirant Generation to be added at certain of the Mirant Generation Facilities; however, Mirant Generation and its affiliates regularly reevaluates cost-effective alternatives to achieve compliance with future environmental regulations. These improvements include the installation of: (1) low-NO(X) burners at Chalk Point Units 1 and 2 in 2002; (2) SCRs at Chalk Point Units 1 and 2 in 2006 and 2008, respectively; (3) SOFA systems at Dickerson Units 1, 2 and 3 in 2002, 2003, and 2003, respectively; (4) SCRs/SNCRs at Morgantown Units 1 and 2 in 2006 and 2008, respectively; (5) low-NO(X) burners and SOFA systems at Potomac River Units 3, 4 and 5 in 2007, 2007, and 2008, respectively; (6) an SCR at State Line Unit 4 in 2013; (7) Gunderbooms at the Lovett Facility in 2003; (8) Gunderbooms at the Contra Costa and Pittsburg Facilities in 2003; (9) SCRs at

Pittsburg Units 1, 2, 3 and 4 in 2003; (10) low-NO(X) burners and an SCR at Pittsburg Unit 5 in 2001 and 2002, respectively; (11) SCRs at Pittsburg Unit 6 and 7 in 2002 and 2003, respectively; (12) an SCR at Potrero Unit 3 in 2004;
(13) low-NO(X) burners and an SCR at Contra Costa Unit 6 in 2001 and 2003, respectively; and (14) an SCR at Contra Costa Unit 7 in 2001.

Annual Interest

            We have included interest on all Mirant Generation debt. In addition to the Notes, Mirant Generation has previously incurred additional debt, a portion of which is assumed to be refinanced with additional debt by the end of 2001 and a portion of which is assumed to be refinanced with additional debt by the end of 2003. We have included interest payments on the principal amount of the Notes and the other Mirant Generation debt at interest rates estimated by Representative of the Initial Purchsers resulting in a weighted average interest rate ranging over the term of the Notes from approximately 7.1 to 8.2 percent per year. The scheduled amortization of the Series A and Series B Notes is assumed to consist of single payments due on April 15, 2006 and April 15, 2011, respectively. Mirant Generation has assumed that the Notes will be refinanced upon maturity at the same principal amount and interest rate. No additional costs of issuance have been included. We have also included interest on a revolving credit facility to be used to fund certain of the capital expenditures. Mirant Generation has identified certain capital expenditures to be funded through the revolving credit facility for the Base Case Projected Operating Results and the sensitivities. Interest on the revolving credit facility has been estimated by Representative of the Initial Purchsers. No principal amortization of any of the Mirant Generation debt has been assumed.

Interest Coverage

            Interest coverage has been calculated as the cash available for debt service divided by interest on all Mirant Generation debt. On the basis of our studies and analyses of the Mirant Generation Facilities and the assumptions set forth in this Report, we are of the opinion that, for the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including capital expenditures and major maintenance), fuel expense, and other operating expenses. Such revenues provide an annual interest coverage on the Notes of at least 2.70 times the annual interest requirement in each year during the term of the Notes and a weighted average coverage of 3.21 times the annual interest requirement over the term of the Notes. There is insufficient cash available after the payment of interest in 2006 and 2011 to repay the entire principal due on the Notes. Mirant Generation has assumed that the Notes will be refinanced upon maturity. The weighted average interest coverage has been calculated as the total net operating revenues less capital expenditures over the term of the Notes divided by the total interest payments over the term of the Notes. Annual interest coverages through December 31, 2020 are presented in Exhibit A-1.

Sensitivity Analyses

            Due to the uncertainties necessarily inherent in relying on assumptions and projections, it should be anticipated that certain circumstances and events may differ from those assumed and described herein and that such will affect the results of our Base Case Projected Operating Results for the Mirant Generation Facilities. In order to demonstrate the impact of certain circumstances on the Base Case Projected Operating Results, certain sensitivity analyses have been developed. It should be noted that other examples could have been considered and those presented are not intended to reflect the full extent of possible impacts on the Mirant Generation Facilities. The sensitivities are not presented in any particular order with regard to the likelihood of any case actually occurring. In addition, no assurance can be given that all relevant sensitivities have been presented, that the level of each sensitivity is the appropriate level for testing purposes, or that only one (rather than a combination of more than one) of such variations or sensitivities could impact the Mirant Generation Facilities in the future.

            These sensitivity analyses present the Projected Operating Results assuming, respectively, that: (a) the market electricity prices, energy sales, and fuel prices are equal to the "Low Fuel Price" scenario prepared by PA Consulting; (b) the market electricity prices, energy sales, and fuel prices are equal to the "High Fuel Price" scenario prepared by PA Consulting; (c) the market electricity prices, energy sales, and fuel prices are equal to the "Capacity Overbuild" case prepared by PA Consulting; (d) the market electricity prices, energy sales, and fuel prices are equal to the "High Hydro" case prepared by PA Consulting; (e) the market electricity prices are reduced, with corresponding decreases in fuel prices as projected by PA Consulting, such that the interest coverage on Mirant Generation debt is equal to 1.00 in all years;
(f) the availability of the Mirant Generation Facilities is reduced by 5 percentage points; (g) the heat rates of the Mirant Generation Facilities are 5 percent higher than that assumed in the Base Case; and (h) the non-fuel related operating expenses of the Mirant Generation Facilities are 10 percent higher than that assumed in the Base Case. The sensitivity analyses are presented as Exhibits A-2 through A-9 to this Report.

            For the purposes of (a), (b), (c) and (d), PA Consulting has prepared additional projections of dispatch and market electricity prices. The assumptions used in the various market price scenarios are discussed in detail in the PA Consulting report attached as Annex B to the Offering Circular. In addition, for the purposes of (e), PA Consulting has estimated the reduction in fuel prices for each unit based upon the reduction in the market electricity price. Based on discussions with PA Consulting, market electricity prices, energy sales, and fuel prices have been assumed to be the same as the Base Case for the purposes of (f), (g), and (h).

            It should be noted that case (e), the breakeven market price case, has been prepared assuming corresponding decreases in fuel prices as projected by PA Consulting. This case results in a weighted average decrease in market electricity prices of approximately 26 percent to reduce interest coverage on Mirant Generation debt of 1.00 in each year during the term of the Notes. We have not included this fuel correlation in similar breakeven analyses in previous reports. We have included this case at Mirant Generation's request and have not determined whether the assumed level of correlation between the market electricity prices and fuel costs is reasonable. We have performed an additional breakeven analysis assuming no fuel correlation, which has resulted a weighted average decrease in market electricity prices of approximately 20 percent to reduce interest coverage on Mirant Generation debt of 1.00 in each year during the term of the Notes.

Summary Comparison of Projected Operating Results

            A summary of the interest coverages for the Base Case Projected Operating Results and each sensitivity case is presented in Table 25.

                                    Table 25
                         Projected Interest Coverage (1)

                    Base                                           Sensitivity Cases
                    Case
                            A            B            C             D               E               F              G           H
                            -            -            -             -               -               -              -           -

                         Low Fuel    High Fuel    Capacity         High         Breakeven
      Year                Market      Market      Overbuild        Hydro       Market Prices                               Increased
     Ending               Price        Price     Market Price   Market Price     with Fuel       Reduced       Increased   Operating
     Dec 31,             Scenario    Scenario      Scenario       Scenario    Correlation(2)   Availability    Heat Rate    Expenses
     -------             --------    --------      --------       --------    --------------   ------------    ---------    --------
      2001       5.74      5.23        5.72          5.70           4.08           1.00            5.31           5.23        5.40
      2002       3.73      3.52        3.98          3.70           2.76           1.00            3.43           3.37        3.46
      2003       3.09      2.86        3.44          3.07           2.09           1.00            2.81           2.75        2.80
      2004       2.71      2.53        3.00          2.23           2.37           1.00            2.47           2.44        2.50
      2005       2.70      2.63        3.01          2.01           2.70           1.00            2.46           2.48        2.51
      2010       3.35      2.96        4.59          2.67           3.35           1.00            3.05           3.11        3.10

   Minimum(3)    2.70      2.53        3.00          2.01           2.09           1.00            2.46           2.44        2.47
   Average(4)    3.21      2.97        3.78          2.74           2.86           1.00            2.93           2.93        2.96

--------------------
(1) Interest coverages beyond 2005 assume the refinancing of the Notes at the same interest rates, as estimated by Representative of the Initial Purchasers.
(2) Represents coverage on the interest payments on the Notes assuming the market electricity price is reduced, with corresponding decreases in fuel prices as estimated by PA Consulting, such that the total operating revenue results in an interest coverage of 1.00 in all years.
(3) Represents minimum interest coverage during any year over the term of the Notes assuming no principal repayment.
(4) Represents the weighted average interest coverage over the term of the Notes assuming no principal repayment.

            In addition to these sensitivity cases, Mirant Generation has requested that we calculate the interest coverages removing any contribution from: (1) Mirant Mid-Atlantic and (2) Mirant California. In the case where Mirant Mid-Atlantic makes no contribution to Mirant Generation, the projected minimum and average interest coverage ratios over the term of the Notes would decrease to 1.02 and 1.50, respectively. In the case where Mirant California makes no contribution to Mirant Generation, the projected minimum and average interest coverage ratios over the term of the Notes would decrease to 2.08 and 2.43, respectively.

                    PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
                   USED IN THE PROJECTION OF OPERATING RESULTS

            In the preparation of this Report and the opinions that follow, we have made certain assumptions with respect to conditions which may exist or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by sources which we believe to be reliable. While we believe the use of such information and assumptions to be reasonable for the purposes of our Report, we offer no other assurances thereto and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Report summarizes our work up to the date of the Report. Thus, changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

            The principal considerations and assumptions made by us in developing the Base Case Projected Operating Results and the principal information provided to us by others include the following:

            1. As Independent Engineer, we have made no determination as to the validity and enforceability of any contract, agreement, rule, or regulation applicable to the Mirant Generation Facilities and its operations. However, for purposes of this Report, we have assumed that all such contracts, agreements, rules, and regulations will be fully enforceable in accordance with their terms and that all parties will comply with the provisions of their respective agreements.

            2. Our review of the design of the Mirant Generation Facilities was based on information provided by Mirant Generation and its affiliates and subsidiaries.

            3. Mirant Generation and its affiliates and subsidiaries will maintain the Mirant Generation Facilities in accordance with good engineering practice, will perform all required major maintenance in a timely manner, and will not operate the equipment to cause it to exceed the equipment manufacturers' recommended maximum ratings.

            4. Mirant Generation and its affiliates and subsidiaries will employ or contract for qualified and competent operations, maintenance and general management personnel and will provide such personnel to Mirant Generation, which will generally operate the Mirant Generation Facilities in a sound and businesslike manner.

            5. Inspections, overhauls, repairs and modifications are planned for and conducted in accordance with manufacturers' recommendations, and with special regard for the need to monitor certain operating parameters to identify early signs of potential problems.

            6. All licenses, permits and approvals, and permit modifications necessary to operate the Mirant Generation Facilities have been, or will be, obtained on a timely basis and any changes in required licenses, or permits and approvals will not require reduced operation of, or increased costs to, the Mirant Generation Facilities.

            7. The CPI-U, general inflation, and all related indices will increase at a rate of 2.6 percent per year based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.

            8. Mirant Generation and its affiliates and subsidiaries will operate the Mirant Generation Facilities at the load levels projected by PA Consulting, resulting in the annual average heat rates assumed in the Projected Operating Results. The quantities of market electricity sales, number of starts, market prices of electricity, and the cost of fuel for the Mirant Generation Facilities will be as projected by PA Consulting, including the receipt of RMR Payments for the Mirant California Facilities through 2008.

            9. All revenue from the Mirant Generation Facilities beginning January 1, 2001 will be available to pay interest on the Notes.

            10. For the purposes of estimating operating expenses, the price of SO(2) allowances will be $150 per ton in 2001 dollars and will increase thereafter at the rate of inflation. The price of NO(X) emissions allowances will be $1,000 per ton through 2002, $2,300 per ton in 2003, $2,000 per ton in 2004, and $1,700 per ton in 2005 and will increase thereafter at the rate of inflation.

            11. The non-fuel operating and maintenance expenses, including the cost of major maintenance, will be consistent with the projection provided by Mirant Generation in 2000 dollars, and will increase at the assumed change in the general inflation rate, except for property taxes, which have been assumed to remain constant, and the lease payments for the Mirant Mid-Atlantic Facilities.

            12. The capital improvements to the Mirant Generation Facilities assumed in the Projected Operating Results will be implemented at the estimated costs and in the time frames proposed by Mirant Generation. Certain of the capital expenditures, as identified by Mirant Generation, will be funded through a revolving credit facility.

            13. The interest rates on Mirant Generation debt, including the Notes, will be as estimated by Representative of the Initial Purchasers, resulting in a weighted average interest rate ranging over the term of the Notes from approximately 7.1 to 8.2 percent per year.

            14. The Series A and Series B Notes will be refinanced upon maturity in 2006 and 2011, respectively, as assumed by Mirant Generation, at the same interest rates as the Notes, as estimated by Representative of the Initial Purchasers.

                                   CONCLUSIONS

            Set forth below are the principal opinions we have reached after our review of the Mirant Generation Facilities. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, the Report and the Supplement should be read in their entirety. On the basis of our review and analyses of the Mirant Generation Facilities and the assumptions set forth in this Report, we are of the opinion that:

            1. The sites for the Mirant Generation Facilities are suitable for the Mirant Generation Facilities' continued operation.

            2. The Mirant Generation Facilities have been operated and maintained in accordance with generally accepted industry practices, and the technologies in use at the Mirant Generation Facilities are sound, proven conventional methods of electric generation. If operated and maintained as proposed by Mirant Generation and the project companies, the Mirant Generation Facilities should be capable of meeting the requirements of the respective power purchase agreements and currently applicable environmental permit requirements. Furthermore, all off-site requirements of the Mirant Generation Facilities have been adequately provided for, including fuel supply, water supply, ash and wastewater disposal, and electrical interconnection.

            3. The Mirant Generation Facilities should be capable of achieving the projected annual average net capacities, annual equivalent availability factors, net generation, and net heat rates assumed in the Projected Operating Results.

            4. Provided that: (1) the units are operated and maintained by Mirant Generation in accordance with the policies and procedures as presented by Mirant Generation; (2) all required renewals and replacements are made on a timely basis as the units age; and (3) fuels burned by the units are within the expected ranges with respect to quantity and quality, the Mirant Generation Facilities should have useful lives of at least 20 years.

            5. Through either the experience of the existing personnel or other Mirant operating subsidiaries, Mirant Generation has demonstrated the capability to operate the Mirant Generation Facilities. With the exception of the Neenah and Bosque Facilities, for which operating procedures have not been reviewed, the operating programs and procedures which are currently in place for the Mirant Generation Facilities are consistent with generally accepted practices in the industry, and Mirant Generation has incorporated organizational structures that are comparable to other facilities using similar technologies.

            6. The ESAs and updated report for the sites of the Mirant Mid-Atlantic Facilities were conducted in a manner consistent with industry standards, using comparable industry protocols for similar studies with which we are familiar. With respect to the other Mirant Generation Facilities, because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the other sites have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the other Mirant Generation Facilities, if any, or potential future remediation costs should contamination be found.

            7. The major permits and approvals required to operate the Mirant Generation Facilities have been obtained and are currently valid or are in the process of being renewed, and we are not aware of any technical circumstances that would prevent the renewal of the major permits or approvals.

            8. The Mirant Generation Facilities appear to be in material compliance with the various conditions set forth in the key permits and approvals and consent orders as applicable.

            9. Mirant Generation's estimates of the costs of operating and maintaining the Mirant Generation Facilities, including provision for capital expenditures and major maintenance, are within the range of the costs of similar plants with which we are familiar.

            10. For the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including capital expenditures and major maintenance), fuel expense, and other operating expenses. Such revenues provide an annual interest coverage on the Notes of at least 2.70 times the annual interest requirement in each year during the term of the Notes and a weighted average coverage of 3.21 times the annual interest requirement over the term of the Notes. There is insufficient cash available after the payment of interest in 2006 and 2011 to repay the entire principal due on the Notes. Mirant Generation has assumed that the Notes will be refinanced upon maturity.

                                                         Respectfully submitted,


                                                         R. W. BECK, INC.

                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                                    2001(1)        2002           2003          2004           2005
------------------------                                    -------        ----           ----          ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                          12,587        12,587         12,587        12,587        12,587
     Average Capacity Factor (%)(3)                             49.4%         45.7%          43.6%         39.3%         37.8%
     Contract Energy Sales (GWh)(4)                            6,339         6,598          4,662         3,140         2,746
     Market Energy Sales (GWh)(4)                             48,143        43,741         43,397        40,161        38,891
                                                          ----------    ----------     ----------    ----------    ----------
     Total Energy Sales (GWh)                                 54,482        50,338         48,059        43,301        41,636
     Total Steam Sales (MMBtu)(5)                                962           962            962           962           962
     Fuel Consumption (BBtu)                                 537,369       493,659        469,255       422,673       405,964
     Average Net Heat Rate (Btu/kWh)(6)                        9,863         9,807          9,764         9,761         9,750
     SO(2) Allowances Purchased (Tons)(7)                     71,055        61,286         53,549        31,946        31,076
     NO(X) Allowances Purchased (Tons)(8)                      6,167          (381)         5,119         3,657         2,952

COMMODITY PRICES
     General Inflation (%)(9)                                   2.60          2.60           2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(10)               $    43.43         35.89          29.72         34.80         29.11
     Market Electricity Price ($/MWh)(11)                 $    69.21         60.44          57.22         53.05         51.18
     Steam Price ($/MMBtu)(12)                            $    12.98         12.09          12.09         10.71          9.57
     Fuel Price ($/MMBtu)(13)                             $     3.37          2.90           2.71          2.59          2.30
     SO(2) Allowances ($/Ton)(14)                         $      150           154            158           162           166
     NO(X) Allowances ($/Ton)(15)                         $    1,000         1,000          2,300         2,000         1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                            $   28,168        27,605         29,677        19,285         2,249
        Mirant New England                                $  149,243       101,246              0             0             0
        Mirant Texas                                      $   33,704        42,494         42,818        23,011         9,576
        State Line                                        $   49,830        50,958         51,452        52,126        52,661
        Mirant Wisconsin                                  $   14,322        14,475         14,615        14,849        15,436
     Market Electricity Revenues
        Mirant Mid-Atlantic                               $1,452,190     1,276,686      1,131,958     1,055,042     1,027,571
        Mirant California                                 $1,262,390       825,938        823,245       574,597       474,707
        Mirant New York                                   $  475,676       398,285        338,171       294,482       274,288
        Mirant New England                                $  141,770       142,545        189,584       143,484       141,404
        Mirant Texas                                      $        0             0              0        62,760        72,150
        State Line                                        $        0             0              0             0             0
        Mirant Wisconsin                                  $      130            89            113           147           247
     Steam Revenues                                       $   12,480        11,626         11,627        10,303         9,207
                                                          ----------    ----------     ----------    ----------    ----------
     Total Operating Revenues                             $3,619,903     2,891,947      2,633,260     2,250,086     2,079,496

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                               $  535,696       485,365        429,800       426,205       403,409
        Mirant California                                 $  779,179       532,135        518,688       368,601       247,277
        Mirant New York                                   $  279,079       237,979        184,925       169,727       153,913
        Mirant New England                                $  218,336       178,169        138,270        87,957        80,750
        Mirant Texas                                      $        0             0              0        43,077        47,515
        State Line                                        $        0             0              0             0             0
        Mirant Wisconsin                                  $       44            29             32            45            76
     Emissions Allowances                                 $   16,815         9,046         20,204        12,451        10,126
     Operations & Maintenance                             $  225,882       218,377        216,877       215,287       219,748
     Major Maintenance                                    $   17,120        17,923         17,554        15,920        16,057
     Insurance                                            $   15,964        16,448         16,872        17,308        17,763
     Property and Gross Receipts Taxes (18)               $   83,326        85,201         86,634        88,114        89,639
     Facility Administration and General                  $    6,075         6,298          6,457         6,622         6,795
     Corporate Administration and General                 $   45,274        46,455         47,661        48,897        50,173
     Other (19)                                           $  227,567       201,578        182,657       153,630       149,068
                                                          ----------    ----------     ----------    ----------    ----------
     Total Operating Expenses                             $2,450,357     2,035,003      1,866,630     1,653,841     1,492,309

NET OPERATING REVENUES ($000)                             $1,169,546       856,945        766,630       596,245       587,187

CAPITAL EXPENDITURES (20)                                 $  163,865       111,679        149,305        85,426        85,583

FUNDS FROM CAP EX FACILITY (21)                           $        0             0              0        58,131        85,578

CASH AVAILABLE FOR DEBT SERVICE                           $1,005,681       745,265        617,325       568,950       587,182

ANNUAL INTEREST ($000)(22)                                $  175,350       200,010        200,010       209,767       217,142

ANNUAL INTEREST COVERAGE (23)                                   5.74          3.73           3.09          2.71          2.70
2001-10 AVG INTEREST COVERAGE (24)                              3.21

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                  $   99,554        73,957         54,209        24,989        19,494
EBITDA (25)                                               $1,269,100       930,902        820,839       621,234       606,681
INTEREST W/O CAP EX FACILITY (26)                         $  175,350       200,010        200,010       204,758       204,758
EBITDA/INTEREST COVERAGE (27)                                   7.24          4.65           4.10          3.03          2.96
2001-10 AVG EBITDA/INT COVERAGE (28)                            4.02

Year Ending December 31,                           2006          2007          2008          2009            2010
------------------------                           ----          ----          ----          ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587        12,587        12,587         12,587         12,587
     Average Capacity Factor (%)(3)                  37.9%         37.7%         36.8%          36.6%          36.7%
     Contract Energy Sales (GWh)(4)                 2,521         2,558         2,403          2,451          2,544
     Market Energy Sales (GWh)(4)                  39,252        38,995        38,162         37,956         37,958
                                               ----------    ----------    ----------     ----------     ----------
     Total Energy Sales (GWh)                      41,773        41,553        40,565         40,408         40,503
     Total Steam Sales (MMBtu)(5)                     962           962           962            962            962
     Fuel Consumption (BBtu)                      406,865       405,345       395,141        393,919        394,949
     Average Net Heat Rate (Btu/kWh)(6)             9,740         9,755         9,741          9,749          9,751
     SO(2) Allowances Purchased (Tons)(7)          37,679        36,766        37,363         39,341         50,048
     NO(X) Allowances Purchased (Tons)(8)             907           292        (2,099)        (1,971)        (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60          2.60          2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)         28.45         28.78         26.55          22.78          22.31
     Market Electricity Price ($/MWh)(11)           53.57         56.39         58.03          60.99          63.52
     Steam Price ($/MMBtu)(12)                       9.86         10.07         10.36          10.60          10.86
     Fuel Price ($/MMBtu)(13)                        2.36          2.42          2.47           2.54           2.60
     SO(2) Allowances ($/Ton)(14)                     171           175           180            184            189
     NO(X) Allowances ($/Ton)(15)                   1,744         1,790         1,836          1,884          1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                        311           258           258              0              0
        Mirant New England                              0             0             0              0              0
        Mirant Texas                                    0             0             0              0              0
        State Line                                 53,434        54,211        54,963         55,845         56,763
        Mirant Wisconsin                           17,981        19,154         8,571              0              0
     Market Electricity Revenues
        Mirant Mid-Atlantic                     1,127,472     1,158,541     1,157,979      1,191,457      1,241,658
        Mirant California                         475,614       533,345       522,118        511,096        534,746
        Mirant New York                           256,322       261,817       263,972        281,361        310,737
        Mirant New England                        147,205       147,526       154,829        201,869        196,963
        Mirant Texas                               95,796        97,225        98,503         98,351         98,979
        State Line                                      0             0             0              0              0
        Mirant Wisconsin                              260           354        16,993         30,853         27,855
     Steam Revenues                                 9,481         9,688         9,966         10,191         10,447
                                               ----------    ----------    ----------     ----------     ----------
     Total Operating Revenues                   2,183,876     2,282,119     2,288,152      2,381,023      2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                       425,724       430,784       434,640        448,976        465,888
        Mirant California                         252,216       281,587       269,674        259,391        274,080
        Mirant New York                           140,646       135,635       132,304        139,500        143,690
        Mirant New England                         83,499        74,233        78,417         90,175         83,461
        Mirant Texas                               56,772        56,651        56,642         55,205         54,844
        State Line                                      0             0             0              0              0
        Mirant Wisconsin                               76            80         4,105          5,358          3,017
     Emissions Allowances                           7,957         6,902         2,807          3,488          5,889
     Operations & Maintenance                     226,344       233,120       238,545        244,393        250,529
     Major Maintenance                             18,011        19,024        16,798         16,973         17,072
     Insurance                                     18,225        18,695        19,184         19,684         20,200
     Property and Gross Receipts Taxes (18)        91,265        92,890        94,708         96,548         98,165
     Facility Administration and General            6,973         7,154         7,338          7,535          7,733
     Corporate Administration and General          51,479        52,817        54,187         55,595         57,040
     Other (19)                                   139,529       147,220       156,469        178,971        177,823
                                               ----------    ----------    ----------     ----------     ----------
     Total Operating Expenses                   1,518,716     1,556,791     1,565,818      1,621,791      1,659,432

NET OPERATING REVENUES ($000)                     665,160       725,328       722,333        759,232        818,717

CAPITAL EXPENDITURES (20)                         112,142       111,975       110,382         71,681         68,343

FUNDS FROM CAP EX FACILITY (21)                    80,916             0             0              0              0

CASH AVAILABLE FOR DEBT SERVICE                   633,934       613,353       611,952        687,550        750,374

ANNUAL INTEREST ($000)(22)                        224,115       224,115       224,115        224,115        224,115

ANNUAL INTEREST COVERAGE (23)                        2.83          2.74          2.73           3.07           3.35
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            9,159        15,836        24,212         45,829         43,709
EBITDA (25)                                       674,319       741,164       746,545        805,061        862,426
INTEREST W/O CAP EX FACILITY (26)                 204,758       204,758       204,758        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                        3.29          3.62          3.65           3.93           4.21
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                              2011            2012           2013             2014           2015
------------------------                              ----            ----           ----             ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                   12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                      38.0%           37.0%           37.1%           36.9%           36.1%
     Contract Energy Sales (GWh)(4)                     2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                      39,282          38,095          40,960          40,678          39,851
                                                   ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                          41,909          40,765          40,960          40,678          39,851
     Total Steam Sales (MMBtu)(5)                         962             962             962             962             962
     Fuel Consumption (BBtu)                          409,440         398,117         400,072         397,032         388,712
     Average Net Heat Rate (Btu/kWh)(6)                 9,770           9,766           9,767           9,760           9,754
     SO(2) Allowances Purchased (Tons)(7)              52,192          51,085          61,500          61,626          62,919
     NO(X) Allowances Purchased (Tons)(8)              (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
     General Inflation (%)(9)                            2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)        $    21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)          $    65.08           67.24           68.23           69.69           71.48
     Steam Price ($/MMBtu)(12)                     $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                      $     2.71            2.74            2.91            2.98            3.01
     SO(2) Allowances ($/Ton)(14)                  $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)                  $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                     $        0               0               0               0               0
        Mirant New England                         $        0               0               0               0               0
        Mirant Texas                               $        0               0               0               0               0
        State Line                                 $   57,697          58,605               0               0               0
        Mirant Wisconsin                           $        0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                        $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
        Mirant California                          $  589,255         569,840         593,542         580,857         576,997
        Mirant New York                            $  324,596         338,390         355,636         387,184         364,919
        Mirant New England                         $  210,470         209,382         218,983         221,121         227,584
        Mirant Texas                               $   99,559          99,461          98,997          98,965          95,008
        State Line                                 $        0               0         132,163         135,268         140,891
        Mirant Wisconsin                           $   26,975          26,610          25,942          27,250          27,443
     Steam Revenues                                $   10,689          10,955          11,215          11,498          11,786
                                                   ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                      $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                        $  489,363         492,348         506,796         514,197         527,222
        Mirant California                          $  317,178         305,308         320,604         312,486         297,283
        Mirant New York                            $  152,094         146,634         153,483         171,804         157,377
        Mirant New England                         $   93,844          93,141          98,559          99,050         106,503
        Mirant Texas                               $   54,013          52,405          48,988          47,521          43,727
        State Line                                 $        0               0          34,460          34,572          36,108
        Mirant Wisconsin                           $    2,158           1,622             817           1,566           1,468
     Emissions Allowances                          $    7,108           6,873          10,487          11,096          11,180
     Operations & Maintenance                      $  258,216         266,017         273,066         279,740         286,384
     Major Maintenance                             $   22,469          23,170          22,666          20,541          20,643
     Insurance                                     $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)        $   99,894         101,685         103,513         105,448         107,399
     Facility Administration and General           $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General          $   58,526          60,049          61,608          63,208          64,853
     Other (19)                                    $  172,607         171,017         178,563         172,542         152,651
                                                   ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                      $1,756,123       1,749,663       1,843,769       1,864,714       1,844,547

NET OPERATING REVENUES ($000)                      $  868,535         881,518         962,093         981,622       1,015,729

CAPITAL EXPENDITURES (20)                          $  117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)                    $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                    $  751,409         763,359         866,447         895,550         900,726

ANNUAL INTEREST ($000)(22)                         $  224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                            3.35            3.41            3.87            4.00            4.02
2001-10 AVG INTEREST COVERAGE (24)                       3.21

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment           $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                        $  906,024         916,507       1,003,583       1,016,111       1,029,218
INTEREST W/O CAP EX FACILITY (26)                  $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                            4.42            4.48            4.90            4.96            5.03
2001-10 AVG EBITDA/INT COVERAGE (28)                     4.02

Year Ending December 31,                                2016            2017           2018            2019             2020
------------------------                                ----            ----           ----            ----             ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                     12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                        35.5%           35.7%           35.3%           35.4%           34.2%
     Contract Energy Sales (GWh)(4)                           0               0               0               0               0
     Market Energy Sales (GWh)(4)                        39,139          39,337          38,889          39,018          37,758
                                                    -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                            39,139          39,337          38,889          39,018          37,758
     Total Steam Sales (MMBtu)(5)                           962             962             962             962             962
     Fuel Consumption (BBtu)                            381,487         383,563         379,171         380,619         368,101
     Average Net Heat Rate (Btu/kWh)(6)                   9,747           9,751           9,750           9,755           9,749
     SO(2) Allowances Purchased (Tons)(7)                61,709          61,626          62,221          61,520          62,102
     NO(X) Allowances Purchased (Tons)(8)                (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                              2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)                0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)                 73.31           75.36           77.83           79.61           80.44
     Steam Price ($/MMBtu)(12)                            12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                              3.07            3.17            3.23            3.33            3.33
     SO(2) Allowances ($/Ton)(14)                           220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                         2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                                0               0               0               0               0
        Mirant New England                                    0               0               0               0               0
        Mirant Texas                                          0               0               0               0               0
        State Line                                            0               0               0               0               0
        Mirant Wisconsin                                      0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                           1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
        Mirant California                               575,519         606,129         579,205         625,267         611,903
        Mirant New York                                 367,130         374,693         405,448         396,099         281,384
        Mirant New England                              223,610         237,080         238,831         246,121         253,161
        Mirant Texas                                     93,812          95,357          94,128          94,149          93,642
        State Line                                      145,171         149,936         154,755         159,455         166,670
        Mirant Wisconsin                                 27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                      12,131          12,417          12,728          13,023          13,332
                                                    -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                         2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                             533,291         549,124         562,519         578,422         598,904
        Mirant California                               296,188         314,320         293,560         325,906         313,050
        Mirant New York                                 158,692         161,026         176,140         169,417         117,858
        Mirant New England                              101,009         110,731         111,875         116,459         118,848
        Mirant Texas                                     42,045          42,410          40,631          39,557          38,696
        State Line                                       36,719          36,720          37,404          37,688          39,257
        Mirant Wisconsin                                  1,523             807             891             953             715
        Emissions Allowances                             10,863          11,136          11,783          11,893          11,464
        Operations & Maintenance                        293,190         301,006         308,272         316,576         324,210
        Major Maintenance                                23,139          24,472          21,626          21,842          22,023
        Insurance                                        23,554          24,167          24,800          25,444          26,103
        Property and Gross Receipts Taxes (18)          109,397         111,444         113,541         115,711         117,934
        Facility Administration and General               9,015           9,242           9,489           9,734           9,990
        Corporate Administration and General             66,541          68,267          70,045          71,864          73,735
        Other (19)                                      193,714         188,881         150,962         186,697         153,371
                                                    -----------     -----------     -----------     -----------     -----------
        Total Operating Expenses                      1,898,880       1,953,753       1,933,538       2,028,163       1,966,158

NET OPERATING REVENUES ($000)                           982,717       1,023,148       1,105,874       1,091,044       1,084,277

CAPITAL EXPENDITURES (20)                                87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                               0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                         895,031         920,499         976,595       1,010,350         967,626

ANNUAL INTEREST ($000)(22)                              224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                              3.99            4.11            4.36            4.51            4.32
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                 53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                           1,036,206       1,070,637       1,114,363       1,134,032       1,092,766
INTEREST W/O CAP EX FACILITY (26)                       204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                              5.06            5.23            5.44            5.54            5.34
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                      2001(1)          2002           2003           2004           2005
------------------------                      -------          ----           ----           ----           ----
MIRANT MID-ATLANTIC

PERFORMANCE
     Capacity (MW)                               5,266          5,266          5,266          5,266          5,266
     Availability (%)                             88.0%          88.0%          88.0%          88.0%          88.0%
     Capacity Factor (%)(3)                       54.5%          52.1%          50.0%          48.1%          47.9%
     Energy Generation (GWh)                    25,125         24,039         23,068         22,205         22,116
     Heat Rate (Btu/kWh)(6)                      9,736          9,716          9,655          9,700          9,709
     Fuel Consumption (BBtu)                   244,605        233,562        222,736        215,397        214,721
     SO(2) Allowances Purchased (Tons)(7)       84,301         77,030         75,310         61,075         60,220
     NO(X) Allowances Purchased (Tons)(8)        7,669          1,879          5,843          3,999          3,264

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)   $    57.80          53.11          49.07          47.51          46.46
     Fuel Price ($/MMBtu)(13)               $     2.19           2.08           1.93           1.98           1.88

OPERATING REVENUES ($000)
     Market Electricity Revenue             $1,452,190      1,276,686      1,131,958      1,055,042      1,027,571
                                            ----------    -----------    -----------    -----------    -----------
     Total Operating Revenues               $1,452,190      1,276,686      1,131,958      1,055,042      1,027,571

OPERATING EXPENSES ($000)(17)
     Fuel                                   $  535,696        485,365        429,800        426,205        403,409
     Emissions Allowances                   $   20,315         13,736         25,332         17,892         15,557
     Operations & Maintenance               $  100,050         89,464         88,243         86,160         88,392
     Major Maintenance                      $    5,987          5,823          5,697          6,064          6,172
     Insurance                              $    4,702          4,824          4,949          5,078          5,211
     Property Taxes (18)                    $   34,980         35,890         36,823         37,780         38,762
     Production Service Center              $   17,740         18,201         18,675         19,160         19,659
     Corporate Administration & General     $    6,852          7,030          7,212          7,400          7,593
     Other (19)                             $  201,570        176,117        156,515        127,446        122,106
                                            ----------    -----------    -----------    -----------    -----------
     Total Operating Expenses               $  927,892        836,450        773,245        733,185        706,861

NET OPERATING REVENUES ($000)               $  524,298        440,237        358,713        321,857        320,710
CAPITAL EXPENDITURES ($000)(20)             $   48,322         49,364         33,232         58,128         55,798

MIRANT CALIFORNIA FACILITIES

PERFORMANCE
     Capacity (MW)                               2,974          2,974          2,974          2,974          2,974
     Availability (%)                             83.0%          83.0%          83.0%          83.0%          83.0%
     Capacity Factor (%)(3)                       53.2%          40.8%          43.7%          33.2%          27.0%
     Energy Generation (GWh)                    13,848         10,633         11,395          8,657          7,044
     Market Energy Sales (GWh)                  13,848         10,633         11,395          8,657          7,044
     Heat Rate (Btu/kWh)(6)                     10,042         10,024         10,026         10,026         10,019
     Fuel Consumption (BBtu)                   139,054        106,584        114,245         86,794         70,576
     SO(2) Allowances Purchased (Tons)(7)           70             54             57             43             36

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)   $    91.16          77.68          72.25          66.38          67.39
     Fuel Price ($/MMBtu)(13)               $     5.60           4.99           4.54           4.25           3.50

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $   28,168         27,605         29,677         19,285          2,249
     Market Electricity Revenue             $1,262,390        825,938        823,245        574,597        474,707
                                            ----------    -----------    -----------    -----------    -----------
     Total Operating Revenues               $1,290,558        853,543        852,922        593,882        476,956

OPERATING EXPENSES ($000)(17)
     Fuel                                   $  779,179        532,135        518,688        368,601        247,277
     Emissions Allowances                   $        8              7              7              6              6
     Operations & Maintenance               $   48,605         49,095         52,777         52,269         52,302
     Major Maintenance                      $    2,899          2,426          2,931          4,239          2,268
     Insurance                              $    4,905          5,033          5,161          5,295          5,431
     Property Taxes (18)                    $    8,357          8,576          8,797          9,029          9,263
     Facility Administration and General    $    2,404          2,473          2,537          2,599          2,667
     Corporate Administration & General     $   14,332         14,705         15,086         15,475         15,880
     Other                                  $    8,257          7,260          7,467          7,024          7,303
                                            ----------    -----------    -----------    -----------    -----------
     Total Operating Expenses               $  868,946        621,710        613,451        464,537        342,397

NET OPERATING REVENUES ($000)               $  421,612        231,833        239,471        129,345        134,559
CAPITAL EXPENDITURES ($000)(20)             $   46,048         37,578         89,968         14,212          4,452

Year Ending December 31,                            2006           2007           2008           2009           2010
------------------------                            ----           ----           ----           ----           ----
MIRANT MID-ATLANTIC

PERFORMANCE
     Capacity (MW)                                   5,266          5,266          5,266           5,266           5,266
     Availability (%)                                 88.0%          88.0%          88.0%           88.0%           88.0%
     Capacity Factor (%)(3)                           49.7%          49.5%          49.3%           49.5%           50.3%
     Energy Generation (GWh)                        22,912         22,834         22,720          22,847          23,190
     Heat Rate (Btu/kWh)(6)                          9,698          9,694          9,680           9,686           9,683
     Fuel Consumption (BBtu)                       222,190        221,360        219,944         221,296         224,549
     SO(2) Allowances Purchased (Tons)(7)           67,094         67,468         68,003          68,562          79,741
     NO(X) Allowances Purchased (Tons)(8)            1,528          1,218         (1,104)         (1,227)         (1,098)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)            49.21          50.74          50.97           52.15           53.54
     Fuel Price ($/MMBtu)(13)                         1.92           1.95           1.98            2.03            2.07

OPERATING REVENUES ($000)
     Market Electricity Revenue                  1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
                                               -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                    1,127,472      1,158,541      1,157,979       1,191,457       1,241,658

OPERATING EXPENSES ($000)(17)
     Fuel                                          425,724        430,784        434,640         448,976         465,888
     Emissions Allowances                           14,107         13,984         10,181          10,318          12,946
     Operations & Maintenance                       91,820         94,702         97,258          99,733         102,342
     Major Maintenance                               6,353          6,575          6,838           6,848           7,620
     Insurance                                       5,346          5,485          5,627           5,775           5,924
     Property Taxes (18)                            39,770         40,804         41,865          42,954          44,071
     Production Service Center                      20,169         20,693         21,231          21,782          22,350
     Corporate Administration & General              7,790          7,993          8,200           8,414           8,632
     Other (19)                                    111,929        118,769        127,312         149,100         147,156
                                               -----------    -----------    -----------     -----------     -----------
     Total Operating Expenses                      723,008        739,788        753,152         793,899         816,930

NET OPERATING REVENUES ($000)                      404,464        418,753        404,826         397,558         424,729
CAPITAL EXPENDITURES ($000)(20)                     80,913         79,598         77,845          46,449          46,304

MIRANT CALIFORNIA FACILITIES

PERFORMANCE
     Capacity (MW)                                   2,974          2,974          2,974           2,974           2,974
     Availability (%)                                 83.0%          83.0%          83.0%           83.0%           83.0%
     Capacity Factor (%)(3)                           26.5%          28.5%          26.2%           24.0%           24.3%
     Energy Generation (GWh)                         6,907          7,429          6,828           6,252           6,343
     Market Energy Sales (GWh)                       6,907          7,429          6,828           6,252           6,343
     Heat Rate (Btu/kWh)(6)                         10,025         10,026         10,020          10,024          10,023
     Fuel Consumption (BBtu)                        69,243         74,477         68,421          62,667          63,570
     SO(2) Allowances Purchased (Tons)(7)               35             37             34              31              32

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)            68.86          71.80          76.46           81.75           84.31
     Fuel Price ($/MMBtu)(13)                         3.64           3.78           3.94            4.14            4.31

OPERATING REVENUES ($000)
     Contract Electricity Revenue                      311            258            258               0               0
     Market Electricity Revenue                    475,614        533,345        522,118         511,096         534,746
                                               -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                      475,925        533,603        522,376         511,096         534,746

OPERATING EXPENSES ($000)(17)
     Fuel                                          252,216        281,587        269,674         259,391         274,080
     Emissions Allowances                                6              6              6               6               6
     Operations & Maintenance                       53,556         55,396         56,306          57,251          58,826
     Major Maintenance                               2,342          2,412          2,488           2,570           2,652
     Insurance                                       5,576          5,719          5,866           6,023           6,180
     Property Taxes (18)                             9,502          9,749         10,000          10,264          10,529
     Facility Administration and General             2,738          2,808          2,882           2,959           3,036
     Corporate Administration & General             16,292         16,716         17,151          17,594          18,051
     Other                                           7,431          7,758          7,926           8,089           8,317
                                               -----------    -----------    -----------     -----------     -----------
     Total Operating Expenses                      349,659        382,151        372,299         364,147         381,677

NET OPERATING REVENUES ($000)                      126,266        151,452        150,077         146,949         153,069
CAPITAL EXPENDITURES ($000)(20)                      5,694          4,310          6,440           7,827           6,387

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                       2011             2012            2013            2014            2015
------------------------                       ----             ----            ----            ----            ----
MIRANT MID-ATLANTIC

PERFORMANCE
     Capacity (MW)                                5,266           5,266           5,266           5,266           5,266
     Availability (%)                              88.0%           88.0%           88.0%           88.0%           88.0%
     Capacity Factor (%)(3)                        51.0%           50.5%           50.5%           50.3%           50.5%
     Energy Generation (GWh)                     23,505          23,283          23,301          23,214          23,313
     Heat Rate (Btu/kWh)(6)                       9,697           9,689           9,690           9,688           9,683
     Fuel Consumption (BBtu)                    227,931         225,583         225,797         224,892         225,729
     SO(2) Allowances Purchased (Tons)(7)        80,682          80,439          80,116          80,314          81,359
     NO(X) Allowances Purchased (Tons)(8)          (895)           (886)         (1,035)         (1,043)         (1,026)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)    $    55.54           56.61           58.77           59.63           60.72
     Fuel Price ($/MMBtu)(13)                $     2.15            2.18            2.24            2.29            2.34

OPERATING REVENUES ($000)
     Market Electricity Revenue              $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
                                             ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649

OPERATING EXPENSES ($000)(17)
     Fuel                                    $  489,363         492,348         506,796         514,197         527,222
     Emissions Allowances                    $   13,872          14,199          14,191          14,587          15,229
     Operations & Maintenance                $  105,232         107,796         110,622         113,444         116,493
     Major Maintenance                       $    7,740           7,526           7,362           7,839           7,978
     Insurance                               $    6,078           6,237           6,398           6,565           6,736
     Property Taxes (18)                     $   45,216          46,392          47,599          48,835          50,105
     Production Service Center               $   22,931          23,526          24,139          24,766          25,411
     Corporate Administration & General      $    8,857           9,087           9,323           9,565           9,814
     Other (19)                              $  141,116         138,801         145,492         138,686         117,886
                                             ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                $  840,405         845,912         871,922         878,484         876,873

NET OPERATING REVENUES ($000)                $  465,012         472,026         497,462         505,709         538,775
CAPITAL EXPENDITURES ($000)(20)              $   53,914          61,800          55,750          57,871          78,065

MIRANT CALIFORNIA FACILITIES

PERFORMANCE
     Capacity (MW)                                2,974           2,974           2,974           2,974           2,974
     Availability (%)                              83.0%           83.0%           83.0%           83.0%           83.0%
     Capacity Factor (%)(3)                        27.5%           25.7%           26.1%           24.7%           22.7%
     Energy Generation (GWh)                      7,154           6,688           6,810           6,426           5,905
     Market Energy Sales (GWh)                    7,154           6,688           6,810           6,426           5,905
     Heat Rate (Btu/kWh)(6)                      10,027          10,020          10,022          10,020          10,021
     Fuel Consumption (BBtu)                     71,736          67,014          68,248          64,387          59,175
     SO(2) Allowances Purchased (Tons)(7)            36              34              34              32              29

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)    $    82.36           85.21           87.16           90.39           97.72
     Fuel Price ($/MMBtu)(13)                $     4.42            4.56            4.70            4.85            5.02

OPERATING REVENUES ($000)
     Contract Electricity Revenue            $        0               0               0               0               0
     Market Electricity Revenue              $  589,255         569,840         593,542         580,857         576,997
                                             ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                $  589,255         569,840         593,542         580,857         576,997

OPERATING EXPENSES ($000)(17)
     Fuel                                    $  317,178         305,308         320,604         312,486         297,283
     Emissions Allowances                    $        6               6               6               6               6
     Operations & Maintenance                $   61,128          62,261          64,000          65,266          66,414
     Major Maintenance                       $    3,747           3,140           3,792           5,477           2,935
     Insurance                               $    6,340           6,503           6,672           6,847           7,023
     Property Taxes (18)                     $   10,805          11,086          11,372          11,667          11,969
     Facility Administration and General     $    3,111           3,194           3,277           3,360           3,451
     Corporate Administration & General      $   18,523          19,006          19,500          20,006          20,524
     Other                                   $    8,560           8,690           8,932           9,090           9,354
                                             ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                $  429,398         419,194         438,155         434,205         418,959

NET OPERATING REVENUES ($000)                $  159,857         150,646         155,387         146,652         158,038
CAPITAL EXPENDITURES ($000)(20)              $   11,215           9,969           9,870           8,156           9,383

Year Ending December 31,                          2016            2017            2018             2019             2020
------------------------                          ----            ----            ----             ----             ----
MIRANT MID-ATLANTIC

PERFORMANCE
     Capacity (MW)                                  5,266           5,266           5,266           5,266           5,266
     Availability (%)                                88.0%           88.0%           88.0%           88.0%           88.0%
     Capacity Factor (%)(3)                          50.2%           50.1%           50.2%           50.2%           50.5%
     Energy Generation (GWh)                       23,144          23,125          23,162          23,140          23,314
     Heat Rate (Btu/kWh)(6)                         9,676           9,679           9,676           9,682           9,686
     Fuel Consumption (BBtu)                      223,934         223,822         224,123         224,046         225,824
     SO(2) Allowances Purchased (Tons)(7)          81,163          80,632          81,155          80,764          81,901
     NO(X) Allowances Purchased (Tons)(8)          (1,173)         (1,136)         (1,127)         (1,132)         (1,030)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)           62.09           63.74           65.93           67.31           68.73
     Fuel Price ($/MMBtu)(13)                        2.38            2.45            2.51            2.58            2.65

OPERATING REVENUES ($000)
     Market Electricity Revenue                 1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
                                              -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                   1,436,988       1,473,937       1,527,143       1,557,539       1,602,335

OPERATING EXPENSES ($000)(17)
     Fuel                                         533,291         549,124         562,519         578,422         598,904
     Emissions Allowances                          15,247          15,609          16,158          16,471          17,429
     Operations & Maintenance                     119,387         122,486         125,734         128,966         132,496
     Major Maintenance                              8,211           8,499           8,840           8,852           9,850
     Insurance                                      6,911           7,090           7,273           7,464           7,658
     Property Taxes (18)                           51,408          52,745          54,116          55,523          56,966
     Production Service Center                     26,071          26,750          27,444          28,159          28,890
     Corporate Administration & General            10,070          10,331          10,600          10,875          11,158
     Other (19)                                   158,091         152,301         113,517         148,238         113,966
                                              -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                     928,687         944,935         926,201         982,970         977,317

NET OPERATING REVENUES ($000)                     508,301         529,002         600,942         574,569         625,017
CAPITAL EXPENDITURES ($000)(20)                    52,378          55,481          92,588          56,235          84,968

MIRANT CALIFORNIA FACILITIES

PERFORMANCE
     Capacity (MW)                                  2,974           2,974           2,974           2,974           2,974
     Availability (%)                                83.0%           83.0%           83.0%           83.0%           83.0%
     Capacity Factor (%)(3)                          21.8%           22.6%           20.4%           22.1%           20.4%
     Energy Generation (GWh)                        5,687           5,895           5,309           5,752           5,321
     Market Energy Sales (GWh)                      5,687           5,895           5,309           5,752           5,321
     Heat Rate (Btu/kWh)(6)                        10,025          10,023          10,021          10,021          10,025
     Fuel Consumption (BBtu)                       57,016          59,084          53,204          57,636          53,345
     SO(2) Allowances Purchased (Tons)(7)              28              29              26              29              26

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)          101.19          102.82          109.09          108.71          114.99
     Fuel Price ($/MMBtu)(13)                        5.19            5.32            5.52            5.65            5.87

OPERATING REVENUES ($000)
     Contract Electricity Revenue                       0               0               0               0               0
     Market Electricity Revenue                   575,519         606,129         579,205         625,267         611,903
                                              -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                     575,519         606,129         579,205         625,267         611,903

OPERATING EXPENSES ($000)(17)
     Fuel                                         296,188         314,320         293,560         325,906         313,050
     Emissions Allowances                               6               6               6               6               6
     Operations & Maintenance                      67,916          69,914          71,062          73,423          74,829
     Major Maintenance                              3,025           3,121           3,216           3,314           3,424
     Insurance                                      7,204           7,390           7,589           7,783           7,985
     Property Taxes (18)                           12,286          12,600          12,930          13,266          13,607
     Facility Administration and General            3,539           3,629           3,725           3,820           3,924
     Corporate Administration & General            21,060          21,605          22,168          22,743          23,336
     Other                                          9,552           9,830          10,001          10,300          10,515
                                              -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                     420,776         442,415         424,257         460,561         450,676

NET OPERATING REVENUES ($000)                     154,743         163,714         154,948         164,706         161,227
CAPITAL EXPENDITURES ($000)(20)                     7,707           8,176           9,925           8,115           8,627

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                     2001(1)        2002          2003          2004          2005
------------------------                     -------        ----          ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                             1,764         1,764         1,764         1,764         1,764
     Availability (%)                           81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                     44.8%         41.7%         33.8%         32.9%         32.7%
     Energy Generation (GWh)                   6,929         6,438         5,219         5,090         5,047
     Market Energy Sales (GWh)                 6,929         6,438         5,219         5,090         5,047
     Heat Rate (Btu/kWh)(6)                   10,246        10,222        10,160        10,039        10,033
     Fuel Consumption (BBtu)                  70,990        65,804        53,022        51,099        50,636
     SO(2) Allowances Purchased (Tons)(7)     (3,759)       (4,936)       (7,497)       (9,365)       (9,453)
     NO(X) Allowances Purchased (Tons)(8)        (50)         (441)          591           838           742

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)   $  68.65         61.87         64.80         57.85         54.35
     Fuel Price ($/MMBtu)(13)               $   3.93          3.62          3.49          3.32          3.04

OPERATING REVENUES ($000)
     Market Electricity Revenue             $475,676       398,285       338,171       294,482       274,288

OPERATING EXPENSES ($000)(17)
     Fuel                                   $279,079       237,979       184,925       169,727       153,913
     Emissions Allowances                      ($614)       (1,201)          175           159          (309)
     Operations & Maintenance               $ 37,534        38,158        36,327        36,728        37,654
     Major Maintenance                      $  2,286         4,751         2,106           409         1,446
     Insurance                              $  2,608         2,675         2,746         2,816         2,891
     Property Taxes (18)                    $ 29,715        29,715        29,715        29,715        29,715
     Facility Administration and General    $  1,048         1,076         1,103         1,131         1,162
     Corporate Administration & General     $ 13,157        13,500        13,851        14,211        14,581
                                            --------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $364,813       326,653       270,948       254,896       241,053

NET OPERATING REVENUES ($000)               $110,863        71,632        67,223        39,586        33,235
CAPITAL EXPENDITURES ($000)(20)             $  6,138        12,737         8,314         2,338         9,364

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                             1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                      563           563             0             0             0
     Availability (%)                           79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                     44.5%         41.8%         34.8%         24.2%         24.4%
     Energy Generation (GWh)                   4,745         4,464         3,715         2,585         2,603
     Contract Energy Sales (GWh)               2,503         1,833             0             0             0
     Market Energy Sales (GWh)                 2,242         2,630         3,715         2,585         2,603
     Steam Sales (BBtu)                          962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                    9,645         9,637         9,600         9,639         9,642
     Fuel Consumption (BBtu)                  45,766        43,015        35,663        24,919        25,100
     SO(2) Allowances Purchased (Tons)(7)     (9,561)      (10,867)      (14,326)      (19,813)      (19,734)
     NO(X) Allowances Purchased (Tons)(8)     (1,461)       (1,825)       (1,325)       (1,198)       (1,086)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)     $  59.62         55.23          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)   $  29.88         31.94         51.03         55.50         54.32
     Fuel Price ($/MMBtu)(13)               $   4.77          4.14          3.88          3.53          3.22
     Steam Price ($/MMBtu)                  $  12.98         12.09         12.09         10.71          9.57

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $149,243       101,246             0             0             0
     Market Electricity Revenue             $141,770       142,545       189,584       143,484       141,404
     Steam Revenue                          $ 12,480        11,626        11,627        10,303         9,207
                                            --------     ---------     ---------     ---------     ---------
     Total Operating Revenues               $303,493       255,417       201,211       153,787       150,611

OPERATING EXPENSES ($000)(17)
     Fuel                                   $218,336       178,169       138,270        87,957        80,750
     Emissions Allowances                    ($2,894)       (3,496)       (5,310)       (5,606)       (5,128)
     Operations & Maintenance               $ 22,486        22,874        20,321        20,307        20,859
     Major Maintenance                      $  2,167           108         2,254            63           733
     Insurance                              $  2,337         2,400         2,462         2,524         2,591
     Property Taxes (18)                    $  3,971         4,076         4,181         4,290         4,400
     Facility Administration and General    $  1,958         2,009         2,060         2,114         2,168
     Corporate Administration & General     $  4,668         4,791         4,916         5,044         5,176
                                            --------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $253,029       210,931       169,154       116,693       111,549

NET OPERATING REVENUES ($000)               $ 50,464        44,486        32,057        37,094        39,062
CAPITAL EXPENDITURES ($000)(20)             $  8,667         1,929         9,013           255         4,554

Year Ending December 31,                        2006           2007          2008          2009          2010
------------------------                        ----           ----          ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                               1,764         1,764         1,764         1,764         1,764
     Availability (%)                             81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                       29.3%         27.8%         26.5%         27.0%         27.0%
     Energy Generation (GWh)                     4,521         4,302         4,094         4,176         4,179
     Market Energy Sales (GWh)                   4,521         4,302         4,094         4,176         4,179
     Heat Rate (Btu/kWh)(6)                     10,028        10,071        10,061        10,066        10,060
     Fuel Consumption (BBtu)                    45,338        43,324        41,193        42,035        42,037
     SO(2) Allowances Purchased (Tons)(7)       (9,802)       (9,270)       (9,514)       (9,384)       (9,416)
     NO(X) Allowances Purchased (Tons)(8)          466           285           199           333           417

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)        56.70         60.86         64.47         67.38         74.37
     Fuel Price ($/MMBtu)(13)                     3.10          3.13          3.21          3.32          3.42

OPERATING REVENUES ($000)
     Market Electricity Revenue                256,322       261,817       263,972       281,361       310,737

OPERATING EXPENSES ($000)(17)
     Fuel                                      140,646       135,635       132,304       139,500       143,690
     Emissions Allowances                         (858)       (1,112)       (1,342)       (1,103)         (973)
     Operations & Maintenance                   38,516        39,687        40,639        41,735        42,822
     Major Maintenance                           1,581         1,839         1,164           707           529
     Insurance                                   2,965         3,040         3,123         3,201         3,288
     Property Taxes (18)                        29,715        29,715        29,715        29,715        29,715
     Facility Administration and General         1,189         1,223         1,252         1,288         1,321
     Corporate Administration & General         14,961        15,350        15,748        16,158        16,578
                                             ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  228,715       225,377       222,603       231,201       236,970

NET OPERATING REVENUES ($000)                   27,607        36,440        41,369        50,160        73,767
CAPITAL EXPENDITURES ($000)(20)                  5,285         6,464        10,124         1,153         1,874

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                               1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                          0             0             0             0             0
     Availability (%)                             79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                       24.5%         21.0%         21.6%         24.2%         21.6%
     Energy Generation (GWh)                     2,616         2,244         2,305         2,578         2,307
     Contract Energy Sales (GWh)                     0             0             0             0             0
     Market Energy Sales (GWh)                   2,616         2,244         2,305         2,578         2,307
     Steam Sales (BBtu)                            962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                      9,632         9,664         9,653         9,654         9,672
     Fuel Consumption (BBtu)                    25,203        21,682        22,250        24,888        22,311
     SO(2) Allowances Purchased (Tons)(7)      (19,655)      (21,475)      (21,166)      (19,874)      (20,314)
     NO(X) Allowances Purchased (Tons)(8)       (1,116)       (1,240)       (1,219)       (1,101)       (1,165)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)           0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)        56.26         65.76         67.17         78.30         85.38
     Fuel Price ($/MMBtu)(13)                     3.31          3.42          3.52          3.62          3.74
     Steam Price ($/MMBtu)                        9.86         10.07         10.36         10.60         10.86

OPERATING REVENUES ($000)
     Contract Electricity Revenue                    0             0             0             0             0
     Market Electricity Revenue                147,205       147,526       154,829       201,869       196,963
     Steam Revenue                               9,481         9,688         9,966        10,191        10,447
                                             ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                  156,686       157,214       164,795       212,060       207,410

OPERATING EXPENSES ($000)(17)
     Fuel                                       83,499        74,233        78,417        90,175        83,461
     Emissions Allowances                       (5,298)       (5,976)       (6,038)       (5,733)       (6,090)
     Operations & Maintenance                   21,398        21,740        22,336        23,114        23,541
     Major Maintenance                           2,081         2,254           387           802            75
     Insurance                                   2,659         2,728         2,800         2,871         2,946
     Property Taxes (18)                         4,516         4,633         4,755         4,877         5,004
     Facility Administration and General         2,227         2,284         2,341         2,402         2,467
     Corporate Administration & General          5,310         5,448         5,589         5,734         5,885
                                             ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  116,392       107,344       110,587       124,242       117,289

NET OPERATING REVENUES ($000)                   40,294        49,870        54,208        87,818        90,121
CAPITAL EXPENDITURES ($000)(20)                  8,322         9,015         3,300         3,206           302

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                            2011          2012         2013          2014          2015
------------------------                            ----          ----         ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                 1,764         1,764         1,764         1,764         1,764
     Availability (%)                               81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                         27.8%         26.1%         26.6%         28.6%         25.8%
     Energy Generation (GWh)                       4,289         4,040         4,108         4,423         3,989
     Market Energy Sales (GWh)                     4,289         4,040         4,108         4,423         3,989
     Heat Rate (Btu/kWh)(6)                       10,071        10,062        10,065        10,073        10,053
     Fuel Consumption (BBtu)                      43,198        40,648        41,349        44,558        40,100
     SO(2) Allowances Purchased (Tons)(7)         (9,194)       (9,539)       (9,418)       (9,084)       (9,647)
     NO(X) Allowances Purchased (Tons)(8)            472           371           412           596           337

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)       $  75.68         83.77         86.57         87.53         91.48
     Fuel Price ($/MMBtu)(13)                   $   3.52          3.61          3.71          3.86          3.92

OPERATING REVENUES ($000)
     Market Electricity Revenue                 $324,596       338,390       355,636       387,184       364,919

OPERATING EXPENSES ($000)(17)
     Fuel                                       $152,094       146,634       153,483       171,804       157,377
     Emissions Allowances                          ($848)       (1,143)       (1,064)         (628)       (1,331)
     Operations & Maintenance                   $ 44,016        45,032        46,247        47,579        48,589
     Major Maintenance                          $  2,955         6,141         2,723           529         1,868
     Insurance                                  $  3,373         3,458         3,549         3,642         3,736
     Property Taxes (18)                        $ 29,715        29,715        29,715        29,715        29,715
     Facility Administration and General        $  1,355         1,390         1,427         1,463         1,500
     Corporate Administration & General         $ 17,010        17,452        17,905        18,370        18,850
                                                --------     ---------     ---------     ---------     ---------
     Total Operating Expenses                   $249,670       248,679       253,985       272,474       260,304

NET OPERATING REVENUES ($000)                   $ 74,926        89,711       101,651       114,710       104,615
CAPITAL EXPENDITURES ($000)(20)                 $ 11,343        16,466         8,579         7,435         6,061

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                 1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                            0             0             0             0             0
     Availability (%)                               79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                         23.5%         22.5%         23.1%         22.4%         23.3%
     Energy Generation (GWh)                       2,512         2,405         2,459         2,388         2,483
     Contract Energy Sales (GWh)                       0             0             0             0             0
     Market Energy Sales (GWh)                     2,512         2,405         2,459         2,388         2,483
     Steam Sales (BBtu)                              962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                        9,665         9,670         9,670         9,665         9,662
     Fuel Consumption (BBtu)                      24,275        23,256        23,783        23,080        23,992
     SO(2) Allowances Purchased (Tons)(7)        (19,336)      (19,853)      (19,590)      (19,922)      (19,466)
     NO(X) Allowances Purchased (Tons)(8)         (1,096)       (1,100)       (1,121)       (1,141)       (1,177)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)         $   0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)       $  83.80         87.06         89.04         92.60         91.65
     Fuel Price ($/MMBtu)(13)                   $   3.87          4.01          4.14          4.29          4.44
     Steam Price ($/MMBtu)                      $  11.11         11.39         11.66         11.96         12.26

OPERATING REVENUES ($000)
     Contract Electricity Revenue               $      0             0             0             0             0
     Market Electricity Revenue                 $210,470       209,382       218,983       221,121       227,584
     Steam Revenue                              $ 10,689        10,955        11,215        11,498        11,786
                                                --------     ---------     ---------     ---------     ---------
     Total Operating Revenues                   $221,159       220,337       230,198       232,619       239,370

OPERATING EXPENSES ($000)(17)
     Fuel                                       $ 93,844        93,141        98,559        99,050       106,503
     Emissions Allowances                        ($5,922)       (6,189)       (6,339)       (6,615)       (6,769)
     Operations & Maintenance                   $ 24,303        24,859        25,545        26,153        26,904
     Major Maintenance                          $  2,801           138         2,913            84           948
     Insurance                                  $  3,023         3,102         3,182         3,266         3,350
     Property Taxes (18)                        $  5,134         5,268         5,404         5,545         5,690
     Facility Administration and General        $  2,530         2,596         2,663         2,732         2,803
     Corporate Administration & General         $  6,036         6,194         6,354         6,519         6,689
                                                --------     ---------     ---------     ---------     ---------
     Total Operating Expenses                   $131,749       129,109       138,281       136,734       146,118

NET OPERATING REVENUES ($000)                   $ 89,410        91,228        91,917        95,885        93,252
CAPITAL EXPENDITURES ($000)(20)                 $ 13,094           555        11,650         2,371         3,792

Year Ending December 31,                                2016          2017          2018          2019          2020
------------------------                                ----          ----          ----          ----          ----
MIRANT NEW YORK FACILITIES

PERFORMANCE
     Capacity (MW)                                     1,764         1,764         1,764         1,764         1,764
     Availability (%)                                   81.0%         81.0%         81.0%         81.0%         81.0%
     Capacity Factor (%)(3)                             25.4%         25.1%         26.5%         24.9%         18.5%
     Energy Generation (GWh)                           3,920         3,873         4,090         3,850         2,852
     Market Energy Sales (GWh)                         3,920         3,873         4,090         3,850         2,852
     Heat Rate (Btu/kWh)(6)                           10,048        10,043        10,057        10,041        10,042
     Fuel Consumption (BBtu)                          39,384        38,899        41,137        38,661        28,639
     SO(2) Allowances Purchased (Tons)(7)             (9,756)       (9,837)       (9,536)       (9,904)      (10,612)
     NO(X) Allowances Purchased (Tons)(8)                324           295           414           384          (103)

COMMODITY PRICES
     Market Electricity Price ($/MWh)(11)              93.66         96.74         99.12        102.88         98.66
     Fuel Price ($/MMBtu)(13)                           4.03          4.14          4.28          4.38          4.12

OPERATING REVENUES ($000)
     Market Electricity Revenue                      367,130       374,693       405,448       396,099       281,384

OPERATING EXPENSES ($000)(17)
     Fuel                                            158,692       161,026       176,140       169,417       117,858
     Emissions Allowances                             (1,420)       (1,543)       (1,232)       (1,422)       (2,848)
     Operations & Maintenance                         49,810        51,068        52,529        53,729        54,854
     Major Maintenance                                 2,044         2,378         1,504           914           683
     Insurance                                         3,832         3,933         4,034         4,140         4,248
     Property Taxes (18)                              29,715        29,715        29,715        29,715        29,715
     Facility Administration and General               1,540         1,577         1,620         1,663         1,707
     Corporate Administration & General               19,339        19,841        20,357        20,887        21,430
                                                   ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                        263,552       267,995       284,667       279,043       227,647

NET OPERATING REVENUES ($000)                        103,578       106,698       120,781       117,056        53,737
CAPITAL EXPENDITURES ($000)(20)                        6,830        14,716         6,561         1,491         9,292

MIRANT NEW ENGLAND FACILITIES

PERFORMANCE
     Capacity (MW)                                     1,218         1,218         1,218         1,218         1,218
     Contract Capacity (MW)                                0             0             0             0             0
     Availability (%)                                   79.0%         79.0%         79.0%         79.0%         79.0%
     Capacity Factor (%)(3)                             21.3%         22.7%         22.2%         22.3%         22.0%
     Energy Generation (GWh)                           2,277         2,419         2,364         2,382         2,352
     Contract Energy Sales (GWh)                           0             0             0             0             0
     Market Energy Sales (GWh)                         2,277         2,419         2,364         2,382         2,352
     Steam Sales (BBtu)                                  962           962           962           962           962
     Heat Rate (Btu/kWh)(6)                            9,656         9,654         9,654         9,652         9,653
     Fuel Consumption (BBtu)                          21,988        23,352        22,822        22,993        22,701
     SO(2) Allowances Purchased (Tons)(7)            (20,431)      (19,757)      (20,015)      (19,927)      (20,074)
     NO(X) Allowances Purchased (Tons)(8)             (1,171)       (1,152)       (1,197)       (1,199)       (1,194)

COMMODITY PRICES
     Contract Electricity Price ($/MWh)                 0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)              98.20         98.01        101.02        103.32        107.65
     Fuel Price ($/MMBtu)(13)                           4.59          4.74          4.90          5.06          5.24
     Steam Price ($/MMBtu)                             12.61         12.91         13.23         13.54         13.86

OPERATING REVENUES ($000)
     Contract Electricity Revenue                          0             0             0             0             0
     Market Electricity Revenue                      223,610       237,080       238,831       246,121       253,161
     Steam Revenue                                    12,131        12,417        12,728        13,023        13,332
                                                   ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                        235,741       249,497       251,559       259,144       266,493

OPERATING EXPENSES ($000)(17)
     Fuel                                            101,009       110,731       111,875       116,459       118,848
     Emissions Allowances                             (7,144)       (7,134)       (7,484)       (7,668)       (7,886)
     Operations & Maintenance                         27,410        28,239        28,920        29,697        30,446
     Major Maintenance                                 2,690         2,913           502         1,036            99
     Insurance                                         3,437         3,526         3,618         3,711         3,808
     Property Taxes (18)                               5,838         5,988         6,145         6,304         6,468
     Facility Administration and General               2,876         2,950         3,028         3,107         3,186
     Corporate Administration & General                6,863         7,041         7,225         7,412         7,605
                                                   ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                        142,979       154,254       153,829       160,058       162,574

NET OPERATING REVENUES ($000)                         92,762        95,243        97,730        99,086       103,919
CAPITAL EXPENDITURES ($000)(20)                       10,759        13,856         2,003         4,142         2,771

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                    2001(1)         2002          2003          2004         2005
------------------------                    -------         ----          ----          ----         ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                              544           544           544           544           544
     Contract Capacity (MW)                     544           544           544           544           544
     Availability (%)                          95.0%         95.0%         95.0%         95.0%         95.0%
     Capacity Factor (%)(3)                    34.0%         43.9%         45.1%         46.8%         49.1%
     Energy Generation (GWh)                  1,618         2,092         2,151         2,228         2,339
     Contract Energy Sales (GWh)              1,618         2,092         2,151           605           261
     Market Energy Sales (GWh)                    0             0             0         1,623         2,078
     Heat Rate (Btu/kWh)(6)                   8,727         8,383         8,374         8,327         8,281
     Fuel Consumption (BBtu)                 14,119        17,535        18,015        18,552        19,372

COMMODITY PRICES
     Contract Electricity Price ($/MWh)     $ 20.83         20.31         19.90         38.03         36.68
     Market Electricity Price ($/MWh)(11)   $  0.00          0.00          0.00         38.67         34.72
     Fuel Price ($/MMBtu)(13)               $  0.00          0.00          0.00          2.32          2.45

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $33,704        42,494        42,818        23,011         9,576
     Market Electricity Revenue             $     0             0             0        62,760        72,150
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Revenues               $33,704        42,494        42,818        85,771        81,726

OPERATING EXPENSES ($000)(17)
     Fuel                                   $     0             0             0        43,077        47,515
     Operations & Maintenance               $ 2,611         3,532         3,654         3,776         3,922
     Major Maintenance                      $ 3,350         4,182         4,320         4,573         4,630
     Insurance                              $   173           245           251           257           266
     Property Taxes (18)                    $ 1,239         1,756         1,803         1,850         1,898
     Facility Administration and General    $   150           212           216           222           227
     Corporate Administration & General     $     4             6             6             6             6
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $ 7,527         9,933        10,250        53,761        58,464

NET OPERATING REVENUES ($000)               $26,177        32,561        32,568        32,010        23,262
CAPITAL EXPENDITURES ($000)(20)             $53,222         7,767         8,023         8,494         8,599

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                              515           515           515           515           515
     Contract Capacity (MW)                     515           515           515           515           515
     Availability (%)                          80.0%         80.0%         80.0%         80.0%         80.0%
     Capacity Factor (%)(3)                    47.8%         58.3%         54.5%         54.2%         50.8%
     Energy Generation (GWh)                  2,157         2,628         2,456         2,444         2,292
     Contract Energy Sales (GWh)              2,157         2,628         2,456         2,444         2,292
     Market Energy Sales (GWh)                    0             0             0             0             0
     Heat Rate (Btu/kWh)(6)                  10,263        10,137        10,157        10,170        10,183
     Fuel Consumption (BBtu)                 22,133        26,640        24,950        24,859        23,342
     SO(2) Allowances Purchased (Tons)(7)         0             0             0             0             0
     NO(X) Allowances Purchased (Tons)(8)         0             0             0             0             0

COMMODITY PRICES
     Contract Electricity Price ($/MWh)     $ 23.11         19.39         20.95         21.33         22.97
     Market Electricity Price ($/MWh)(11)   $  0.00          0.00          0.00          0.00          0.00
     Fuel Price ($/MMBtu)(13)               $  0.00          0.00          0.00          0.00          0.00

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $49,830        50,958        51,452        52,126        52,661
     Market Electricity Revenue             $     0             0             0             0             0
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Revenues               $49,830        50,958        51,452        52,126        52,661

OPERATING EXPENSES ($000)(17)
     Fuel                                   $     0             0             0             0             0
     Emissions Allowances                   $     0             0             0             0             0
     Operations & Maintenance               $13,770        14,445        14,702        15,076        15,356
     Major Maintenance                      $   313           526           138           438           614
     Insurance                              $   980         1,005         1,031         1,058         1,086
     Property Taxes (18)                    $ 4,603         4,723         4,845         4,972         5,101
     Facility Administration and General    $   275           282           289           297           305
     Corporate Administration & General     $ 6,145         6,304         6,468         6,636         6,809
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $26,086        27,285        27,473        28,477        29,271

NET OPERATING REVENUES ($000)               $23,744        23,673        23,979        23,649        23,390
CAPITAL EXPENDITURES ($000)(20)             $ 1,250         2,105           554         1,750         2,456

Year Ending December 31,                       2006          2007           2008          2009         2010
------------------------                       ----          ----           ----          ----         ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                544           544           544           544           544
     Contract Capacity (MW)                         0             0             0             0             0
     Availability (%)                            95.0%         95.0%         95.0%         95.0%         95.0%
     Capacity Factor (%)(3)                      48.1%         45.9%         44.1%         41.1%         39.0%
     Energy Generation (GWh)                    2,293         2,185         2,100         1,960         1,860
     Contract Energy Sales (GWh)                    0             0             0             0             0
     Market Energy Sales (GWh)                  2,293         2,185         2,100         1,960         1,860
     Heat Rate (Btu/kWh)(6)                     8,269         8,337         8,372         8,421         8,507
     Fuel Consumption (BBtu)                   18,962        18,220        17,581        16,508        15,824

COMMODITY PRICES
     Contract Electricity Price ($/MWh)          0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)       41.78         44.49         46.91         50.17         53.21
     Fuel Price ($/MMBtu)(13)                    2.99          3.11          3.22          3.34          3.47

OPERATING REVENUES ($000)
     Contract Electricity Revenue                   0             0             0             0             0
     Market Electricity Revenue                95,796        97,225        98,503        98,351        98,979
                                            ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                  95,796        97,225        98,503        98,351        98,979

OPERATING EXPENSES ($000)(17)
     Fuel                                      56,772        56,651        56,642        55,205        54,844
     Operations & Maintenance                   3,993         4,055         4,123         4,163         4,234
     Major Maintenance                          4,774         5,026         4,960         5,022         5,140
     Insurance                                    272           279           286           293           302
     Property Taxes (18)                        1,946         1,998         2,050         2,102         2,158
     Facility Administration and General          233           239           246           254           260
     Corporate Administration & General             7             7             7             7             7
                                            ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  67,997        68,255        68,314        67,046        66,945

NET OPERATING REVENUES ($000)                  27,799        28,970        30,189        31,305        32,034
CAPITAL EXPENDITURES ($000)(20)                 8,866         9,335         9,212         9,325         9,543

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                515           515           515           515           515
     Contract Capacity (MW)                       515           515           515           515           515
     Availability (%)                            80.0%         80.0%         80.0%         80.0%         80.0%
     Capacity Factor (%)(3)                      51.9%         52.6%         52.4%         54.3%         56.4%
     Energy Generation (GWh)                    2,339         2,371         2,366         2,451         2,544
     Contract Energy Sales (GWh)                2,339         2,371         2,366         2,451         2,544
     Market Energy Sales (GWh)                      0             0             0             0             0
     Heat Rate (Btu/kWh)(6)                    10,185        10,179        10,160        10,155        10,123
     Fuel Consumption (BBtu)                   23,826        24,137        24,036        24,894        25,755
     SO(2) Allowances Purchased (Tons)(7)           0             0             0             0             0
     NO(X) Allowances Purchased (Tons)(8)           0             0             0             0             0

COMMODITY PRICES
     Contract Electricity Price ($/MWh)         22.84         22.86         23.23         22.78         22.31
     Market Electricity Price ($/MWh)(11)        0.00          0.00          0.00          0.00          0.00
     Fuel Price ($/MMBtu)(13)                    0.00          0.00          0.00          0.00          0.00

OPERATING REVENUES ($000)
     Contract Electricity Revenue              53,434        54,211        54,963        55,845        56,763
     Market Electricity Revenue                     0             0             0             0             0
                                            ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                  53,434        54,211        54,963        55,845        56,763

OPERATING EXPENSES ($000)(17)
     Fuel                                           0             0             0             0             0
     Emissions Allowances                           0             0             0             0             0
     Operations & Maintenance                  15,792        16,226        16,642        17,144        17,668
     Major Maintenance                            665           721           783           848           920
     Insurance                                  1,113         1,142         1,172         1,203         1,234
     Property Taxes (18)                        5,234         5,369         5,508         5,652         5,799
     Facility Administration and General          313           320           330           338           347
     Corporate Administration & General         6,987         7,168         7,354         7,546         7,741
                                            ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  30,104        30,946        31,789        32,731        33,709

NET OPERATING REVENUES ($000)                  23,330        23,265        23,174        23,114        23,054
CAPITAL EXPENDITURES ($000)(20)                 2,663         2,888         3,130         3,394         3,680

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                          2011           2012          2013          2014         2015
------------------------                          ----           ----          ----          ----         ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                 544           544           544           544           544
     Contract Capacity (MW)                          0             0             0             0             0
     Availability (%)                             95.0%         95.0%         95.0%         95.0%         95.0%
     Capacity Factor (%)(3)                       37.1%         34.4%         31.6%         30.5%         27.4%
     Energy Generation (GWh)                     1,767         1,639         1,508         1,456         1,304
     Contract Energy Sales (GWh)                     0             0             0             0             0
     Market Energy Sales (GWh)                   1,767         1,639         1,508         1,456         1,304
     Heat Rate (Btu/kWh)(6)                      8,540         8,667         8,557         8,334         8,317
     Fuel Consumption (BBtu)                    15,087        14,208        12,906        12,133        10,849

COMMODITY PRICES
     Contract Electricity Price ($/MWh)        $  0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)      $ 56.36         60.67         65.64         67.98         72.83
     Fuel Price ($/MMBtu)(13)                  $  3.58          3.69          3.80          3.92          4.03

OPERATING REVENUES ($000)
     Contract Electricity Revenue              $     0             0             0             0             0
     Market Electricity Revenue                $99,559        99,461        98,997        98,965        95,008
                                               -------     ---------     ---------     ---------     ---------
     Total Operating Revenues                  $99,559        99,461        98,997        98,965        95,008

OPERATING EXPENSES ($000)(17)
     Fuel                                      $54,013        52,405        48,988        47,521        43,727
     Operations & Maintenance                  $ 4,289         4,341         4,348         4,375         4,395
     Major Maintenance                         $ 4,698         5,405         5,583         5,912         5,985
     Insurance                                 $   309           316           326           334           343
     Property Taxes (18)                       $ 2,213         2,271         2,331         2,391         2,452
     Facility Administration and General       $   267           273           280           287           296
     Corporate Administration & General        $     7             7             7             8             8
                                               -------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  $65,796        65,018        61,863        60,828        57,206

NET OPERATING REVENUES ($000)                  $33,763        34,443        37,134        38,137        37,802
CAPITAL EXPENDITURES ($000)(20)                $ 9,557         9,809         8,869         7,726         7,116

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                 515           515           515           515           515
     Contract Capacity (MW)                        515           515             0             0             0
     Availability (%)                             80.0%         80.0%         80.0%         80.0%         80.0%
     Capacity Factor (%)(3)                       58.2%         59.2%         61.0%         60.6%         62.6%
     Energy Generation (GWh)                     2,627         2,671         2,753         2,734         2,823
     Contract Energy Sales (GWh)                 2,627         2,671             0             0             0
     Market Energy Sales (GWh)                       0             0         2,753         2,734         2,823
     Heat Rate (Btu/kWh)(6)                     10,121        10,089        10,082        10,078        10,087
     Fuel Consumption (BBtu)                    26,584        26,944        27,759        27,554        28,480
     SO(2) Allowances Purchased (Tons)(7)            0             0        10,354        10,282        10,641
     NO(X) Allowances Purchased (Tons)(8)            0             0           756           744           800

COMMODITY PRICES
     Contract Electricity Price ($/MWh)        $ 21.97         21.94          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)      $  0.00          0.00         48.00         49.48         49.90
     Fuel Price ($/MMBtu)(13)                  $  0.00          0.00          1.24          1.25          1.27

OPERATING REVENUES ($000)
     Contract Electricity Revenue              $57,697        58,605             0             0             0
     Market Electricity Revenue                $     0             0       132,163       135,268       140,891
                                               -------     ---------     ---------     ---------     ---------
     Total Operating Revenues                  $57,697        58,605       132,163       135,268       140,891

OPERATING EXPENSES ($000)(17)
     Fuel                                      $     0             0        34,460        34,572        36,108
     Emissions Allowances                      $     0             0         3,693         3,746         4,045
     Operations & Maintenance                  $18,198        20,699        21,312        21,848        22,500
     Major Maintenance                         $   404           680           179           565           794
     Insurance                                 $ 1,267         1,299         1,333         1,367         1,404
     Property Taxes (18)                       $ 5,950         6,104         6,264         6,426         6,593
     Facility Administration and General       $   355           365           374           384           394
     Corporate Administration & General        $ 7,943         8,150         8,362         8,578         8,802
                                               -------     ---------     ---------     ---------     ---------
     Total Operating Expenses                  $34,117        37,297        75,977        77,486        80,640

NET OPERATING REVENUES ($000)                  $23,580        21,308        56,186        57,782        60,251
CAPITAL EXPENDITURES ($000)(20)                $17,774        19,300           716         2,262        10,337

Year Ending December 31,                               2016          2017          2018          2019          2020
------------------------                               ----          ----          ----          ----          ----
MIRANT TEXAS FACILITY

PERFORMANCE
     Capacity (MW)                                     544           544           544           544           544
     Contract Capacity (MW)                              0             0             0             0             0
     Availability (%)                                 95.0%         95.0%         95.0%         95.0%         95.0%
     Capacity Factor (%)(3)                           25.9%         25.2%         23.5%         22.2%         21.1%
     Energy Generation (GWh)                         1,235         1,201         1,120         1,057         1,008
     Contract Energy Sales (GWh)                         0             0             0             0             0
     Market Energy Sales (GWh)                       1,235         1,201         1,120         1,057         1,008
     Heat Rate (Btu/kWh)(6)                          8,205         8,252         8,230         8,251         8,219
     Fuel Consumption (BBtu)                        10,133         9,914         9,215         8,717         8,282

COMMODITY PRICES
     Contract Electricity Price ($/MWh)               0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)            75.96         79.37         84.06         89.11         92.93
     Fuel Price ($/MMBtu)(13)                         4.15          4.28          4.41          4.54          4.67

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        0             0             0             0             0
     Market Electricity Revenue                     93,812        95,357        94,128        94,149        93,642
                                                 ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                       93,812        95,357        94,128        94,149        93,642

OPERATING EXPENSES ($000)(17)
     Fuel                                           42,045        42,410        40,631        39,557        38,696
     Operations & Maintenance                        4,444         4,540         4,601         4,679         4,759
     Major Maintenance                               6,170         6,497         6,412         6,491         6,643
     Insurance                                         351           361           370           380           388
     Property Taxes (18)                             2,516         2,582         2,648         2,718         2,789
     Facility Administration and General               303           310           319           327           335
     Corporate Administration & General                  8            10            10            10            11
                                                 ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                       55,837        56,710        54,991        54,162        53,621

NET OPERATING REVENUES ($000)                       37,975        38,647        39,137        39,987        40,021
CAPITAL EXPENDITURES ($000)(20)                      6,312         6,445         6,161         6,067         5,985

STATE LINE FACILITY

PERFORMANCE
     Capacity (MW)                                     515           515           515           515           515
     Contract Capacity (MW)                              0             0             0             0             0
     Availability (%)                                 80.0%         80.0%         80.0%         80.0%         80.0%
     Capacity Factor (%)(3)                           63.0%         62.2%         62.6%         62.5%         64.2%
     Energy Generation (GWh)                         2,842         2,806         2,825         2,818         2,897
     Contract Energy Sales (GWh)                         0             0             0             0             0
     Market Energy Sales (GWh)                       2,842         2,806         2,825         2,818         2,897
     Heat Rate (Btu/kWh)(6)                         10,077        10,081        10,072        10,060        10,061
     Fuel Consumption (BBtu)                        28,641        28,291        28,455        28,351        29,147
     SO(2) Allowances Purchased (Tons)(7)           10,702        10,556        10,588        10,555        10,859
     NO(X) Allowances Purchased (Tons)(8)              805           783           791           818           845

COMMODITY PRICES
     Contract Electricity Price ($/MWh)               0.00          0.00          0.00          0.00          0.00
     Market Electricity Price ($/MWh)(11)            51.08         53.43         54.78         56.58         57.53
     Fuel Price ($/MMBtu)(13)                         1.28          1.30          1.31          1.33          1.35

OPERATING REVENUES ($000)
     Contract Electricity Revenue                        0             0             0             0             0
     Market Electricity Revenue                    145,171       149,936       154,755       159,455       166,670
                                                 ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                      145,171       149,936       154,755       159,455       166,670

OPERATING EXPENSES ($000)(17)
     Fuel                                           36,719        36,720        37,404        37,688        39,257
     Emissions Allowances                            4,174         4,198         4,335         4,506         4,763
     Operations & Maintenance                       23,104        23,670        24,303        24,930        25,661
     Major Maintenance                                 861           933         1,012         1,097         1,189
     Insurance                                       1,439         1,477         1,516         1,555         1,595
     Property Taxes (18)                             6,765         6,941         7,120         7,306         7,496
     Facility Administration and General               405           415           426           436           448
     Corporate Administration & General              9,031         9,265         9,506         9,753        10,007
                                                 ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                       82,498        83,619        85,622        87,271        90,416

NET OPERATING REVENUES ($000)                       62,673        66,317        69,133        72,184        76,254
CAPITAL EXPENDITURES ($000)(20)                      3,442         3,732        11,782         4,388         4,757

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                     2001(1)        2002          2003          2004         2005
------------------------                     -------        ----          ----          ----         ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                              306           306           306           306           306
     Contract Capacity (MW)                     302           302           302           302           302
     Availability (%)                          96.0%         96.0%         96.0%         96.0%         96.0%
     Capacity Factor (%)(3)                     2.3%          1.7%          2.1%          3.4%          7.3%
     Energy Generation (GWh)                     61            45            55            92           195
     Contract Energy Sales (GWh)                 61            45            54            91           192
     Market Energy Sales (GWh)                    1             1             1             1             2
     Heat Rate (Btu/kWh)(6)                  11,438        11,431        11,353        11,441        11,393
     Fuel Consumption (BBtu)                    702           519           624         1,053         2,217

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)      $ 46.98         46.98         46.98         46.98         46.98
     Market Capacity Price ($/kW-yr)(11)    $ 19.94         14.01         19.40         23.71         37.19
     Market Energy Price ($/MWh)(11)        $ 75.24         67.20         61.51         52.86         46.19
     Fuel Price ($/MMBtu)(13)               $  5.12          4.65          4.21          3.52          2.84

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $14,322        14,475        14,615        14,849        15,436
     Market Electricity Revenue             $   130            89           113           147           247
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Revenues               $14,452        14,564        14,728        14,996        15,683

OPERATING EXPENSES ($000)(17)
     Fuel                                   $    44            29            32            45            76
     Operations & Maintenance               $   826           809           853           971         1,263
     Major Maintenance                      $   118           107           108           134           194
     Insurance                              $   259           266           272           280           287
     Gross Receipts Tax (18)                $   461           465           470           478           500
     Facility Administration and General    $   240           246           252           259           266
     Corporate Administration & General     $   116           119           122           125           128
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $ 2,064         2,041         2,109         2,292         2,714

NET OPERATING REVENUES ($000)               $12,388        12,523        12,619        12,704        12,969
CAPITAL EXPENDITURES ($000)(20)             $   218           199           201           249           360

Year Ending December 31,                          2006          2007          2008         2009          2010
------------------------                          ----          ----          ----         ----          ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                                  306           306           306           306           306
     Contract Capacity (MW)                         302           302           151             0             0
     Availability (%)                              96.0%         96.0%         96.0%         96.0%         96.0%
     Capacity Factor (%)(3)                         6.9%          7.0%          5.6%          5.4%          3.0%
     Energy Generation (GWh)                        184           189           151           144            80
     Contract Energy Sales (GWh)                    182           187            37             0             0
     Market Energy Sales (GWh)                        2             2           114           144            80
     Heat Rate (Btu/kWh)(6)                      11,434        11,351        11,376        11,362        11,284
     Fuel Consumption (BBtu)                      2,103         2,145         1,716         1,631           903

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)            46.98         46.98         46.98          0.00          0.00
     Market Capacity Price ($/kW-yr)(11)          40.42         63.86         71.19         75.62         76.95
     Market Energy Price ($/MWh)(11)              49.31         51.05         52.55         53.74         53.83
     Fuel Price ($/MMBtu)(13)                      2.96          3.08          3.18          3.29          3.34

OPERATING REVENUES ($000)
     Contract Electricity Revenue                17,981        19,154         8,571             0             0
     Market Electricity Revenue                     260           354        16,993        30,853        27,855
                                              ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                    18,241        19,508        25,564        30,853        27,855

OPERATING EXPENSES ($000)(17)
     Fuel                                            76            80         4,105         5,358         3,017
     Operations & Maintenance                     1,269         1,314         1,241         1,253         1,096
     Major Maintenance                              215           197           178           176           136
     Insurance                                      294           302           310           318           326
     Gross Receipts Tax (18)                        582           622           815           984           889
     Facility Administration and General            273           280           287           294           302
     Corporate Administration & General             132           135           138           142           146
                                              ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                     2,841         2,930         7,074         8,525         5,912

NET OPERATING REVENUES ($000)                    15,400        16,578        18,490        22,328        21,943
CAPITAL EXPENDITURES ($000)(20)                     399           365           331           327           253

                                   Exhibit A-1

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                                    Base Case

Year Ending December 31,                      2011          2012          2013          2014         2015
------------------------                      ----          ----          ----          ----         ----
MIRANT WISCONSIN FACILITY

PERFORMANCE
     Capacity (MW)                              306           306           306           306           306
     Contract Capacity (MW)                       0             0             0             0             0
     Availability (%)                          96.0%         96.0%         96.0%         96.0%         96.0%
     Capacity Factor (%)(3)                     2.1%          1.5%          0.8%          1.4%          1.3%
     Energy Generation (GWh)                     56            40            20            37            34
     Contract Energy Sales (GWh)                  0             0             0             0             0
     Market Energy Sales (GWh)                   56            40            20            37            34
     Heat Rate (Btu/kWh)(6)                  11,298        11,571        11,304        11,506        11,462
     Fuel Consumption (BBtu)                    629           464           230           428           387

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)      $  0.00          0.00          0.00          0.00          0.00
     Market Capacity Price ($/kW-yr)(11)    $ 78.31         79.70         81.11         81.83         83.08
     Market Energy Price ($/MWh)(11)        $ 54.10         55.44         55.19         59.38         59.89
     Fuel Price ($/MMBtu)(13)               $  3.43          3.50          3.55          3.66          3.79

OPERATING REVENUES ($000)
     Contract Electricity Revenue           $     0             0             0             0             0
     Market Electricity Revenue             $26,975        26,610        25,942        27,250        27,443
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Revenues               $26,975        26,610        25,942        27,250        27,443

OPERATING EXPENSES ($000)(17)
     Fuel                                   $ 2,158         1,622           817         1,566         1,468
     Operations & Maintenance               $ 1,050         1,029           992         1,075         1,089
     Major Maintenance                      $   124           140           114           135           135
     Insurance                              $   335           343           352           361           371
     Gross Receipts Tax (18)                $   861           849           828           869           875
     Facility Administration and General    $   310           318           326           335           343
     Corporate Administration & General     $   150           153           157           162           166
                                            -------     ---------     ---------     ---------     ---------
     Total Operating Expenses               $ 4,988         4,454         3,586         4,503         4,447

NET OPERATING REVENUES ($000)               $21,987        22,156        22,356        22,747        22,996
CAPITAL EXPENDITURES ($000)(20)             $   229           260           211           251           250

Year Ending December 31,                          2016          2017          2018          2019          2020
------------------------                          ----          ----          ----          ----          ----
MIRANT WISCONSIN FACILITY
PERFORMANCE
     Capacity (MW)                                  306           306           306           306           306
     Contract Capacity (MW)                           0             0             0             0             0
     Availability (%)                              96.0%         96.0%         96.0%         96.0%         96.0%
     Capacity Factor (%)(3)                         1.3%          0.7%          0.7%          0.7%          0.5%
     Energy Generation (GWh)                         34            18            19            19            14
     Contract Energy Sales (GWh)                      0             0             0             0             0
     Market Energy Sales (GWh)                       34            18            19            19            14
     Heat Rate (Btu/kWh)(6)                      11,478        11,454        11,551        11,402        11,377
     Fuel Consumption (BBtu)                        391           201           215           215           163

COMMODITY PRICES
     Contract Capacity Price ($/kW-yr)             0.00          0.00          0.00          0.00          0.00
     Market Capacity Price ($/kW-yr)(11)          82.68         85.88         84.98         85.79         88.35
     Market Energy Price ($/MWh)(11)              56.86         61.09         62.86         68.99         68.05
     Fuel Price ($/MMBtu)(13)                      3.90          4.01          4.14          4.43          4.38

OPERATING REVENUES ($000)
     Contract Electricity Revenue                     0             0             0             0             0
     Market Electricity Revenue                  27,236        27,352        27,174        27,554        28,009
                                              ---------     ---------     ---------     ---------     ---------
     Total Operating Revenues                    27,236        27,352        27,174        27,554        28,009

OPERATING EXPENSES ($000)(17)
     Fuel                                         1,523           807           891           953           715
     Operations & Maintenance                     1,119         1,089         1,123         1,152         1,165
     Major Maintenance                              138           131           140           138           135
     Insurance                                      380           390           400           411           421
     Gross Receipts Tax (18)                        869           873           867           879           893
     Facility Administration and General            352           361           371           381           390
     Corporate Administration & General             170           174           179           184           188
                                              ---------     ---------     ---------     ---------     ---------
     Total Operating Expenses                     4,551         3,825         3,971         4,098         3,907

NET OPERATING REVENUES ($000)                    22,685        23,527        23,203        23,456        24,102
CAPITAL EXPENDITURES ($000)(20)                     257           243           259           256           251

                            Footnotes to Exhibit A-1

1. Assumes all 2001 net operating revenues from the Mirant Generation Facilities will be available to pay interest on the Notes.
2. Represents average annual capacity based on historical data provided by Mirant Generation, with the exception of the additional capacity of Bosque Unit 3 assumed to begin commercial operation on June 1, 2001.
3. Capacity factors represent weighted average capacity factors as projected by PA Consulting.
4. Includes contract sales from the State Line, Neenah, Canal, and Bosque Facilities.
5.    Includes steam sales from the Kendall Facility.
6. Weighted average heat rate calculated as the sum of total fuel consumed divided by the energy generated.
7. SO(2) allowances that Mirant Generation is projected to purchase or sell based on assumed emission rates as estimated by Mirant Generation and capacity factors as projected by PA Consulting.
8. NO(X) allowances that Mirant Generation is projected to purchase or sell based on assumed emission rates as estimated by Mirant Generation and ozone season generation as projected by PA Consulting. Assumes additional environmental capital expenditures that will reduce NO(X) emissions as projected by Mirant Generation.
9. Rate of change in general inflation assumed to be 2.6 percent per year, based on a March 10, 2001 projection prepared by Blue Chip Economic Indicators.
10. Weighted average contract electricity price calculated as the sum of the contract capacity and energy revenues of the State Line, Neenah, Canal, and Bosque Facilities divided by the total contract energy sales.
11. As projected by PA Consulting. Weighted average market electricity price calculated as the sum of the market capacity and energy revenues divided by the total market energy sales as projected by PA Consulting.
12.   Steam price pursuant to the Kendall Steam Agreement.
13. As projected by PA Consulting. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.
14. Assumed to be $150 per ton in 2001 dollars and to escalate thereafter at the rate of inflation.
15. Assumed to be $1,000 per ton through 2002, $2,300 per ton in 2003, $2,000 per ton in 2004, and $1,700 per ton in 2005. Assumed to escalate thereafter at the rate of inflation.
16. Represents RMR payments as estimated by PA Consulting. The terms of the RMR Payments are currently in dispute. PA Consulting has assumed that the Mirant California Facilities will receive a portion of the potential RMR Payments through 2008. For additional discussion regarding the RMR Payments, please refer to the PA Consulting report and the section of the Offering Circular entitled "Our Business - Legal Proceedings".
17. Non-fuel operating expenses as estimated by Mirant Generation. Assumed to increase at the rate of inflation except for property taxes, which have been assumed to remain constant.
18. Includes property taxes and insurance estimated by Mirant Generation through 2001 and assumed to escalate at the rate of inflation thereafter. Property tax estimate for Chalk Point, Dickerson, and Morgantown Facilities reflects legislation providing exemptions for machinery used to generate electricity.
19. Represents cash lease payments related to the Mid-Atlantic Facilities, lease payments on the SMECO CT, and other expenses at the Mirant California Facilities.
20. Includes capital expenditures and portion of major maintenance assumed by Mirant Generation to be capitalized. The 2001 estimate for Mirant Texas also includes the estimated remaining construction cost of Bosque Unit 3.
21. Certain of the capital expenditures identified by Mirant Generation have been assumed to be funded through the use of a revolving credit facility.
22. Interest payments represent interest on all Mirant Generation debt, including previously incurred debt that is assumed to be refinanced by the end of 2001 and 2003. Interest payments on the principal amount of the Notes and the other Mirant Generation debt has been assumed at interest rates as estimated by Representative of the Initial Purchasers, resulting in a weighted average interest rate ranging over the term of the Notes from approximately 7.1 to 8.2 percent per year. The scheduled amortization of the Series A and Series B Notes is assumed to consist of single payments due on April 15, 2006 and April 15, 2011, respectively. Mirant Generation has assumed that the Notes will be refinanced upon maturity at the same principal amounts and interest rates. No additional costs of issuance have been included. We have also included interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures. Interest has been included at the same rate as the Series B Notes, as estimated by Representative of the Initial Purchasers. No principal amortization of the Mirant Generation debt has been assumed.
23. Interest coverage is equal to the cash available for debt service divided by annual interest on all Mirant Generation debt, including the interest on the Notes and the revolving credit facility assumed to be used to fund certain of the capital expenditures, assuming no principal amortization.
24. Average interest coverage is equal to the total cash available for debt service over the term of the Notes divided by the total interest payments over the term of the Notes, including the interest on the Notes and the revolving credit facility assumed to be used to fund certain of the capital expenditures, assuming no principal amortization.

                            Footnotes to Exhibit A-1
                                   (continued)

25. Assumed to be the equivalent of Earnings Before Interest Taxes, Depreciation and Amortization ("EBITDA"), although it does not necessarily conform to Generally Accepted Accounting Principles and may not reflect any adjustments that could result therefrom. Excludes capital expenditures and is adjusted to reflect book lease expense as reported by Mirant Generation.
26. Excludes interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures.
27. EBITDA to interest coverage ratio is equal to EBITDA divided by the annual interest on all Mirant Generation debt except the interest on the revolving credit facility assumed to be used to fund certain capital expenditures.
28. Average EBITDA to interest coverage ratio is equal to the total EBITDA over the term of the Notes divided by the total interest payments over the term of the Notes, excluding the interest on the revolving credit facility assumed to be used to fund certain of the capital expenditures.

                                   Exhibit A-2

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending December 31,                           2001(1)          2002             2003           2004           2005
------------------------                           -------          ----             ----           ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                    49.8%          46.3%           43.8%          39.1%          37.6%
     Contract Energy Sales (GWh)(4)                   6,477          6,748           4,644          3,003          2,633
     Market Energy Sales (GWh)(4)                    48,383         44,287          43,647         40,080         38,866
                                                 ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                        54,859         51,035          48,291         43,082         41,499
     Total Steam Sales (MMBtu)(5)                       962            962             962            962            962
     Fuel Consumption (BBtu)                        541,076        500,539         471,486        420,491        404,368
     Average Net Heat Rate (Btu/kWh)(6)               9,863          9,808           9,763          9,760          9,744
     SO(2) Allowances Purchased (Tons)(7)            72,400         63,110          52,692         28,182         28,662
     NO(X) Allowances Purchased (Tons)(8)             6,243           (306)          4,984          3,442          2,850

COMMODITY PRICES
     General Inflation (%)(9)                          2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)      $    41.27          34.54           29.75          36.19          30.92
     Market Electricity Price ($/MWh)(11)        $    64.74          57.24           54.23          49.31          49.44
     Steam Price ($/MMBtu)(12)                   $    12.23          11.42           11.43           9.02           9.12
     Fuel Price ($/MMBtu)(13)                    $     3.13           2.72            2.55           2.33           2.18
     SO(2) Allowances ($/Ton)(14)                $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)                $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                 $   26,057         25,085          29,123         18,830          2,249
          Mirant New England                     $  143,375        100,152               0              0              0
          Mirant Texas                           $   33,723         42,465          42,961         22,979          9,547
          State Line                             $   49,836         50,951          51,422         51,955         52,495
          Mirant Wisconsin                       $   14,323         14,471          14,625         14,891         17,098
     Market Electricity Revenues
          Mirant Mid-Atlantic                    $1,393,800      1,250,486       1,094,851        989,593      1,010,872
          Mirant California                      $1,165,222        768,594         771,061        545,603        451,073
          Mirant New York                        $  437,213        374,489         315,447        251,721        250,031
          Mirant New England                     $  135,780        141,291         185,287        131,189        142,727
          Mirant Texas                           $        0              0               0         57,925         66,756
          State Line                             $        0              0               0              0              0
          Mirant Wisconsin                       $      156            105             115            180            286
     Steam Revenues                              $   11,761         10,986          10,992          8,679          8,775
                                                 ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                    $3,411,246      2,779,075       2,515,884      2,093,545      2,011,909

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                    $  516,741        473,082         416,913        382,006        386,807
          Mirant California                      $  702,543        481,804         470,613        334,518        225,194
          Mirant New York                        $  261,702        229,129         176,829        143,207        143,039
          Mirant New England                     $  210,076        177,763         136,234         79,567         83,813
          Mirant Texas                           $        0              0               0         39,146         43,017
          State Line                             $        0              0               0              0              0
          Mirant Wisconsin                       $       39             28              33             47             83
     Emissions Allowances                        $   17,091          9,397          19,752         11,405          9,540
     Operations & Maintenance                    $  226,043        218,621         216,821        214,996        219,440
     Major Maintenance                           $   17,119         17,908          17,615         15,929         16,085
     Insurance                                   $   15,964         16,448          16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)      $   83,327         85,201          86,634         88,117         89,694
     Facility Administration and General         $    6,075          6,298           6,457          6,622          6,795
     Corporate Administration and General        $   45,274         46,455          47,661         48,897         50,173
     Other (19)                                  $  227,443        201,538         182,632        153,659        149,057
                                                 ----------    -----------     -----------    -----------    -----------
     Total Operating Expenses                    $2,329,437      1,963,672       1,795,066      1,535,424      1,440,500

NET OPERATING REVENUES ($000)                    $1,081,810        815,403         720,818        558,121        571,409

CAPITAL EXPENDITURES (20)                        $  163,864        111,649         149,419         85,442         85,635

FUNDS FROM CAP EX FACILITY (21)                  $        0              0               0         58,131         85,630

CASH AVAILABLE FOR DEBT SERVICE                  $  917,945        703,754         571,399        530,810        571,404

ANNUAL INTEREST ($000)(22)                       $  175,350        200,010         200,010        209,767        217,147

ANNUAL INTEREST COVERAGE (23)                          5.23           3.52            2.86           2.53           2.63
2001-10 AVG INTEREST COVERAGE (24)                     2.97

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment         $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                      $1,181,364        889,360         775,027        583,110        590,903
INTEREST W/O CAP EX FACILITY (26)                $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                          6.74           4.45            3.87           2.85           2.89
2001-10 AVG EBITDA/INT COVERAGE (28)                   3.76

Year Ending December 31,                           2006           2007           2008            2009           2010
------------------------                           ----           ----           ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  37.7%          37.3%          36.4%           36.1%           36.1%
     Contract Energy Sales (GWh)(4)                 2,516          2,511          2,328           2,347           2,398
     Market Energy Sales (GWh)(4)                  39,031         38,620         37,821          37,434          37,354
                                              -----------    -----------    -----------     -----------     -----------
     Total Energy Sales (GWh)                      41,547         41,131         40,149          39,781          39,752
     Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
     Fuel Consumption (BBtu)                      404,510        401,054        390,838         387,563         387,395
     Average Net Heat Rate (Btu/kWh)(6)             9,736          9,751          9,735           9,742           9,745
     SO(2) Allowances Purchased (Tons)(7)          34,414         32,460         33,345          34,104          44,439
     NO(X) Allowances Purchased (Tons)(8)             786            139         (2,212)         (2,171)         (2,052)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)         28.71          29.59          29.15           23.74           23.59
     Market Electricity Price ($/MWh)(11)           51.30          54.09          55.67           58.27           60.29
     Steam Price ($/MMBtu)(12)                       9.39           9.59           9.86           10.08           10.33
     Fuel Price ($/MMBtu)(13)                        2.23           2.29           2.34            2.41            2.47
     SO(2) Allowances ($/Ton)(14)                     171            175            180             184             189
     NO(X) Allowances ($/Ton)(15)                   1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                      311            258            258               0               0
          Mirant New England                            0              0              0               0               0
          Mirant Texas                                  0              0              0               0               0
          State Line                               53,376         54,105         54,864          55,717          56,579
          Mirant Wisconsin                         18,536         19,934         12,743               0               0
     Market Electricity Revenues
          Mirant Mid-Atlantic                   1,083,049      1,111,416      1,111,917       1,127,862       1,166,846
          Mirant California                       451,345        506,391        495,543         484,699         499,109
          Mirant New York                         230,700        236,122        235,776         247,443         273,933
          Mirant New England                      145,599        141,648        150,662         195,499         189,594
          Mirant Texas                             91,419         92,895         94,380          94,247          94,748
          State Line                                    0              0              0               0               0
          Mirant Wisconsin                            292            364         17,157          31,588          27,997
     Steam Revenues                                 9,031          9,226          9,486           9,697           9,936
                                              -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                   2,083,658      2,172,359      2,182,786       2,246,752       2,318,742

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                     408,002        412,141        416,174         427,053         442,703
          Mirant California                       229,547        256,726        245,779         237,171         249,629
          Mirant New York                         128,600        124,467        119,752         124,071         128,288
          Mirant New England                       84,535         72,871         77,831          89,418          82,100
          Mirant Texas                             51,178         51,194         51,393          50,005          49,629
          State Line                                    0              0              0               0               0
          Mirant Wisconsin                             84             88          4,444           5,577           3,454
     Emissions Allowances                           7,174          5,866          1,869           2,137           4,393
     Operations & Maintenance                     226,003        232,609        238,059         243,779         249,753
     Major Maintenance                             18,079         19,096         16,900          16,989          17,066
     Insurance                                     18,225         18,695         19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)        91,284         92,916         94,847          96,572          98,169
     Facility Administration and General            6,973          7,154          7,338           7,535           7,733
     Corporate Administration and General          51,479         52,817         54,187          55,595          57,040
     Other (19)                                   139,517        147,208        156,452         178,942         177,756
                                              -----------    -----------    -----------     -----------     -----------
     Total Operating Expenses                   1,460,679      1,493,848      1,504,209       1,554,528       1,587,913

NET OPERATING REVENUES ($000)                     622,979        678,511        678,576         692,224         730,829
CAPITAL EXPENDITURES (20)                         112,269        112,107        110,571          71,711          68,335

FUNDS FROM CAP EX FACILITY (21)                    80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                   591,626        566,404        568,006         620,513         662,494

ANNUAL INTEREST ($000)(22)                        224,119        224,119        224,119         224,119         224,119

ANNUAL INTEREST COVERAGE (23)                        2.64           2.53           2.53            2.77            2.96
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                       632,138        694,347        702,788         738,053         774,538
INTEREST W/O CAP EX FACILITY (26)                 204,758        204,758        204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                        3.09           3.39           3.43            3.60            3.78
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-2

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending December 31,                         2011             2012            2013            2014           2015
------------------------                         ----             ----            ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  37.3%           36.3%           36.4%           36.1%           35.5%
     Contract Energy Sales (GWh)(4)                 2,444           2,478               0               0               0
     Market Energy Sales (GWh)(4)                  38,649          37,553          40,164          39,819          39,093
                                               ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                      41,092          40,031          40,164          39,819          39,093
     Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
     Fuel Consumption (BBtu)                      401,272         390,780         392,147         388,529         381,176
     Average Net Heat Rate (Btu/kWh)(6)             9,765           9,762           9,764           9,757           9,751
     SO(2) Allowances Purchased (Tons)(7)          46,148          45,259          54,707          54,481          56,108
     NO(X) Allowances Purchased (Tons)(8)          (1,755)         (1,812)         (1,265)         (1,130)         (1,335)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)    $    23.51           23.54            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)      $    61.85           64.40           65.28           66.52           68.17
     Steam Price ($/MMBtu)(12)                 $    10.57           10.83           11.08           11.36           11.64
     Fuel Price ($/MMBtu)(13)                  $     2.57            2.61            2.77            2.83            2.87
     SO(2) Allowances ($/Ton)(14)              $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)              $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)               $        0               0               0               0               0
          Mirant New England                   $        0               0               0               0               0
          Mirant Texas                         $        0               0               0               0               0
          State Line                           $   57,459          58,349               0               0               0
          Mirant Wisconsin                     $        0               0               0               0               0
     Market Electricity Revenues
          Mirant Mid-Atlantic                  $1,225,798       1,247,393       1,290,694       1,300,167       1,329,237
          Mirant California                    $  549,685         539,119         559,154         547,599         542,606
          Mirant New York                      $  287,515         302,690         315,369         341,128         323,372
          Mirant New England                   $  205,610         206,540         214,388         213,369         221,720
          Mirant Texas                         $   95,276          95,404          93,768          93,990          90,387
          State Line                           $        0               0         122,587         125,699         130,246
          Mirant Wisconsin                     $   26,367          27,113          26,109          26,916          27,372
     Steam Revenues                            $   10,163          10,413          10,656          10,921          11,190
                                               ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                  $2,457,873       2,487,021       2,632,725       2,659,789       2,676,130

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                  $  463,072         467,358         480,238         486,059         498,929
          Mirant California                    $  289,514         277,514         291,408         284,042         270,236
          Mirant New York                      $  136,187         132,676         137,673         153,883         141,927
          Mirant New England                   $   93,654          94,597          98,894          97,007         106,415
          Mirant Texas                         $   48,762          47,359          43,852          42,726          39,328
          State Line                           $        0               0          32,622          33,528          34,859
          Mirant Wisconsin                     $    1,970           1,955             933           1,626           1,638
     Emissions Allowances                      $    5,443           5,290           8,512           8,967           9,101
     Operations & Maintenance                  $  257,390         265,245         272,277         278,894         285,583
     Major Maintenance                         $   22,486          23,160          22,746          20,547          20,640
     Insurance                                 $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)    $   99,874         101,701         103,518         105,438         107,397
     Facility Administration and General       $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General      $   58,526          60,049          61,608          63,208          64,853
     Other (19)                                $  172,535         171,003         178,530         172,510         152,607
                                               ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                  $1,678,066       1,677,301       1,762,970       1,779,378       1,765,263

NET OPERATING REVENUES ($000)                  $  779,807         809,721         869,755         880,410         910,867
CAPITAL EXPENDITURES (20)                      $  117,231         118,184          95,557          86,106         114,988

FUNDS FROM CAP EX FACILITY (21)                $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $  662,576         691,537         774,198         794,304         795,880

ANNUAL INTEREST ($000)(22)                     $  224,119         224,119         224,119         224,119         224,119

ANNUAL INTEREST COVERAGE (23)                        2.96            3.09            3.45            3.54            3.55
2001-10 AVG INTEREST COVERAGE (24)                   2.97

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment       $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $  817,296         844,710         911,245         914,899         924,356
INTEREST W/O CAP EX FACILITY (26)              $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                        3.99            4.13            4.45            4.47            4.51
2001-10 AVG EBITDA/INT COVERAGE (28)                 3.76

Year Ending December 31,                            2016             2017           2018             2019             2020
------------------------                            ----             ----           ----             ----             ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    34.8%           35.0%           34.5%           34.8%           34.6%
     Contract Energy Sales (GWh)(4)                       0               0               0               0               0
     Market Energy Sales (GWh)(4)                    38,366          38,551          38,092          38,353          38,120
                                                -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                        38,366          38,551          38,092          38,353          38,120
     Total Steam Sales (MMBtu)(5)                       962             962             962             962             962
     Fuel Consumption (BBtu)                        373,829         375,672         371,270         374,042         371,779
     Average Net Heat Rate (Btu/kWh)(6)               9,744           9,745           9,747           9,753           9,753
     SO(2) Allowances Purchased (Tons)(7)            55,091          55,147          55,534          55,746          57,071
     NO(X) Allowances Purchased (Tons)(8)            (1,486)         (1,470)         (1,400)         (1,360)         (1,237)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)            0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)             70.04           71.93           74.26           75.77           77.49
     Steam Price ($/MMBtu)(12)                        11.97           12.25           12.55           12.84           13.14
     Fuel Price ($/MMBtu)(13)                          2.92            3.02            3.07            3.17            3.23
     SO(2) Allowances ($/Ton)(14)                       220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                     2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
          Mirant California (16)                          0               0               0               0               0
          Mirant New England                              0               0               0               0               0
          Mirant Texas                                    0               0               0               0               0
          State Line                                      0               0               0               0               0
          Mirant Wisconsin                                0               0               0               0               0
     Market Electricity Revenues
          Mirant Mid-Atlantic                     1,350,995       1,384,368       1,428,914       1,461,013       1,500,932
          Mirant California                         542,414         571,139         548,138         586,146         576,935
          Mirant New York                           325,237         333,980         360,532         354,764         359,925
          Mirant New England                        216,829         227,204         229,734         239,042         243,189
          Mirant Texas                               89,258          90,659          89,863          89,627          89,572
          State Line                                135,480         138,531         144,378         147,592         155,266
          Mirant Wisconsin                           26,816          27,182          27,271          27,638          28,060
     Steam Revenues                                  11,512          11,780          12,071          12,347          12,636
                                                -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                     2,698,541       2,784,843       2,840,901       2,918,169       2,966,515

OPERATING EXPENSES ($000)(17)
     Fuel
          Mirant Mid-Atlantic                       505,162         519,806         532,219         549,644         568,336
          Mirant California                         268,396         284,824         265,909         295,629         283,709
          Mirant New York                           143,138         145,784         159,380         154,446         160,739
          Mirant New England                        100,119         108,366         109,492         114,500         116,044
          Mirant Texas                               37,671          37,913          36,575          35,392          34,866
          State Line                                 35,842          35,315          36,290          36,219          38,159
          Mirant Wisconsin                            1,487             832           1,234           1,136             743
     Emissions Allowances                             8,779           9,062           9,551           9,947          10,840
     Operations & Maintenance                       292,340         300,111         307,402         315,792         323,643
     Major Maintenance                               23,222          24,533          21,729          21,849          21,993
     Insurance                                       23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)         109,383         111,438         113,544         115,714         117,936
     Facility Administration and General              9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General            66,541          68,267          70,045          71,864          73,735
     Other (19)                                     193,682         188,848         150,942         186,642         153,340
                                                -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                     1,818,331       1,868,508       1,848,601       1,943,953       1,940,176

NET OPERATING REVENUES ($000)                       880,211         916,335         992,300         974,216       1,026,339
CAPITAL EXPENDITURES (20)                            87,761         102,583         129,276          80,675         116,717

FUNDS FROM CAP EX FACILITY (21)                           0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                     792,449         813,752         863,024         893,542         909,622

ANNUAL INTEREST ($000)(22)                          224,119         224,119         224,119         224,119         224,119

ANNUAL INTEREST COVERAGE (23)                          3.54            3.63            3.85            3.99            4.06
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                         933,700         963,824       1,000,789       1,017,204       1,034,828
INTEREST W/O CAP EX FACILITY (26)                   204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                          4.56            4.71            4.89            4.97            5.05
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-2

            The footnotes to Exhibit A-2 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Low Fuel Price" scenario.
11. As estimated by PA Consulting in its "Low Fuel Price" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.
13. As estimated by PA Consulting in its "Low Fuel Price" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-3

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity B - High Fuel Market Price Scenario

Year Ending December 31,                        2001(1)          2002            2003            2004           2005
------------------------                        -------          ----            ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 49.4%          44.8%           43.2%          39.4%          40.5%
     Contract Energy Sales (GWh)(4)                6,348          6,414           4,725          3,237          3,082
     Market Energy Sales (GWh)(4)                 48,150         42,965          42,907         40,237         41,593
                                              ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                     54,498         49,379          47,631         43,473         44,675
     Total Steam Sales (MMBtu)(5)                    962            962             962            962            962
     Fuel Consumption (BBtu)                     537,581        484,222         465,371        424,438        436,098
     Average Net Heat Rate (Btu/kWh)(6)            9,864          9,806           9,770          9,763          9,762
     SO(2) Allowances Purchased (Tons)(7)         71,100         59,449          53,553         40,365         54,537
     NO(X) Allowances Purchased (Tons)(8)          6,184           (494)          5,203          4,009          4,008

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    43.75          37.99           30.21          36.28          27.22
     Market Electricity Price ($/MWh)(11)     $    69.21          65.10           63.88          60.82          62.79
     Steam Price ($/MMBtu)(12)                $    12.98          13.27           14.06          12.05          13.75
     Fuel Price ($/MMBtu)(13)                 $     3.38           3.19            3.15           3.20           3.41
     SO(2) Allowances ($/Ton)(14)             $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $   28,255         29,545          33,791         27,551          6,410
         Mirant New England                   $  151,641        106,353               0              0              0
         Mirant Texas                         $   33,662         42,431          42,865         22,923          9,426
         State Line                           $   49,836         50,948          51,530         52,264         53,126
         Mirant Wisconsin                     $   14,317         14,422          14,533         14,672         14,937
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,450,891      1,335,681       1,214,738      1,193,175      1,271,906
         Mirant California                    $1,262,390        897,453         968,192        676,844        581,742
         Mirant New York                      $  475,380        412,281         358,276        320,130        398,944
         Mirant New England                   $  143,710        151,430         199,717        165,404        230,415
         Mirant Texas                         $        0              0               0         91,405        128,354
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $      130             78              99            125            178
     Steam Revenues                           $   12,480         12,762          13,526         11,591         13,221
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                 $3,622,692      3,053,384       2,897,267      2,576,084      2,708,659

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  534,928        513,062         466,233        475,269        544,960
         Mirant California                    $  779,179        594,703         640,980        524,351        439,430
         Mirant New York                      $  278,931        243,696         201,402        177,514        225,947
         Mirant New England                   $  224,400        194,312         155,220        115,080        183,096
         Mirant Texas                         $        0              0               0         66,278         93,878
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $       43             26              37             44             89
     Emissions Allowances                     $   16,835          8,651          20,398         14,530         15,846
     Operations & Maintenance                 $  225,899        218,023         217,023        215,877        222,443
     Major Maintenance                        $   17,098         17,888          17,589         15,861         15,873
     Insurance                                $   15,964         16,448          16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)   $   83,326         85,199          86,631         88,108         89,621
     Facility Administration and General      $    6,075          6,298           6,457          6,622          6,795
     Corporate Administration and General     $   45,274         46,455          47,661         48,897         50,173
     Other (19)                               $  227,567        201,633         182,792        153,309        148,556
                                              ----------    -----------     -----------    -----------    -----------
      Total Operating Expenses                $2,455,519      2,146,394       2,059,295      1,919,048      2,054,470

NET OPERATING REVENUES ($000)                 $1,167,172        906,990         837,972        657,036        654,189
CAPITAL EXPENDITURES (20)                     $  163,824        111,612         149,367         85,315         85,242

FUNDS FROM CAP EX FACILITY (21)               $        0              0               0         58,131         85,237

CASH AVAILABLE FOR DEBT SERVICE               $1,003,348        795,378         688,605        629,852        654,184

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010         200,010        209,767        217,113

ANNUAL INTEREST COVERAGE (23)                       5.72           3.98            3.44           3.00           3.01
2001-10 AVG INTEREST COVERAGE (24)                  3.78

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                   $1,266,726        980,947         892,181        682,025        673,683
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       7.22           4.90            4.46           3.33           3.29
2001-10 AVG EBITDA/INT COVERAGE (28)                4.62

Year Ending December 31,                            2006            2007           2008            2009           2010
------------------------                            ----            ----           ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  40.7%          40.8%          39.8%           39.4%           39.2%
     Contract Energy Sales (GWh)(4)                 2,865          2,960          2,870           2,918           2,994
     Market Energy Sales (GWh)(4)                  42,058         42,045         41,009          40,478          40,178
                                              -----------    -----------    -----------     -----------     -----------
     Total Energy Sales (GWh)                      44,923         45,004         43,880          43,397          43,172
     Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
     Fuel Consumption (BBtu)                      438,177        439,751        428,416         423,869         421,785
     Average Net Heat Rate (Btu/kWh)(6)             9,754          9,771          9,763           9,767           9,770
     SO(2) Allowances Purchased (Tons)(7)          60,851         59,935         57,884          58,774          67,727
     NO(X) Allowances Purchased (Tons)(8)           1,877          1,314         (1,298)         (1,091)           (998)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)         24.95          24.40          22.21           19.33           19.15
     Market Electricity Price ($/MWh)(11)           67.04          69.96          71.99           75.57           80.19
     Steam Price ($/MMBtu)(12)                      14.13          14.40          14.78           15.07           15.40
     Fuel Price ($/MMBtu)(13)                        3.47           3.53           3.58            3.64            3.69
     SO(2) Allowances ($/Ton)(14)                     171            175            180             184             189
     NO(X) Allowances ($/Ton)(15)                   1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                     2,280            258            258               0               0
         Mirant New England                             0              0              0               0               0
         Mirant Texas                                   0              0              0               0               0
         State Line                                53,917         54,761         55,542          56,419          57,331
         Mirant Wisconsin                          15,274         17,216          7,967               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                    1,455,740      1,511,175      1,521,889       1,596,171       1,699,449
         Mirant California                        595,732        672,465        657,321         626,168         658,321
         Mirant New York                          364,812        371,009        371,098         391,256         400,528
         Mirant New England                       250,525        237,950        237,426         271,995         300,193
         Mirant Texas                             152,451        148,600        148,800         143,000         138,211
         State Line                                     0              0              0               0               0
         Mirant Wisconsin                             210            344         15,793          30,310          25,020
     Steam Revenues                                13,593         13,847         14,216          14,490          14,813
                                              -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                   2,904,534      3,027,625      3,030,310       3,129,809       3,293,866

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                      573,094        577,310        575,504         598,473         623,941
         Mirant California                        448,376        498,727        472,823         426,911         442,229
         Mirant New York                          202,516        203,735        198,403         211,616         209,425
         Mirant New England                       185,505        164,386        173,854         193,938         176,638
         Mirant Texas                             111,684        109,091        109,165         104,698         101,586
         State Line                                     0              0              0               0               0
         Mirant Wisconsin                              82             97          4,331           6,784           2,758
     Emissions Allowances                          13,618         12,805          7,981           8,737          10,856
     Operations & Maintenance                     229,180        236,227        241,705         247,166         253,142
     Major Maintenance                             17,914         18,852         16,660          16,796          16,892
     Insurance                                     18,225         18,695         19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)        91,177         92,828         94,651          96,531          98,074
     Facility Administration and General            6,973          7,154          7,338           7,535           7,733
     Corporate Administration and General          51,479         52,817         54,187          55,595          57,040
     Other (19)                                   139,071        146,750        156,062         178,656         177,554
                                              -----------    -----------    -----------     -----------     -----------
     Total Operating Expenses                   2,088,894      2,139,473      2,131,847       2,173,120       2,198,069

NET OPERATING REVENUES ($000)                     815,640        888,152        898,463         956,688       1,095,797

CAPITAL EXPENDITURES (20)                         111,964        111,655        110,125          71,354          68,012

FUNDS FROM CAP EX FACILITY (21)                    80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                   784,592        776,497        788,338         885,334       1,027,785

ANNUAL INTEREST ($000)(22)                        224,086        224,086        224,086         224,086         224,086

ANNUAL INTEREST COVERAGE (23)                        3.50           3.47           3.52            3.95            4.59
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                       824,799        903,988        922,675       1,002,517       1,139,506
INTEREST W/O CAP EX FACILITY (26)                 204,758        204,758        204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                        4.03           4.41           4.51            4.90            5.57
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-3

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                 Sensitivity B - High Fuel Market Price Scenario

Year Ending December 31,                           2011             2012            2013           2014           2015
------------------------                           ----             ----            ----           ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587          12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                  40.9%           40.2%           40.2%          39.9%          39.5%
     Contract Energy Sales (GWh)(4)                 3,095           3,223               0              0              0
     Market Energy Sales (GWh)(4)                  42,032          41,067          44,350         44,011         43,603
                                               ----------     -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                      45,127          44,290          44,350         44,011         43,603
     Total Steam Sales (MMBtu)(5)                     962             962             962            962            962
     Fuel Consumption (BBtu)                      441,727         433,404         434,001        430,339        426,103
     Average Net Heat Rate (Btu/kWh)(6)             9,788           9,786           9,786          9,778          9,772
     SO(2) Allowances Purchased (Tons)(7)          72,404          71,555          83,489         84,518         87,346
     NO(X) Allowances Purchased (Tons)(8)            (421)           (508)            168            421            258

COMMODITY PRICES
     General Inflation (%)(9)                        2.60            2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)    $    18.84           18.41            0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)      $    83.37           87.32           89.54          91.82          93.96
     Steam Price ($/MMBtu)(12)                 $    15.71           16.06           16.39          16.75          17.12
     Fuel Price ($/MMBtu)(13)                  $     3.88            3.90            4.09           4.14           4.18
     SO(2) Allowances ($/Ton)(14)              $      194             199             204            209            215
     NO(X) Allowances ($/Ton)(15)              $    1,983           2,035           2,088          2,142          2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                $        0               0               0              0              0
         Mirant New England                    $        0               0               0              0              0
         Mirant Texas                          $        0               0               0              0              0
         State Line                            $   58,302          59,337               0              0              0
         Mirant Wisconsin                      $        0               0               0              0              0
     Market Electricity Revenues
         Mirant Mid-Atlantic                   $1,836,386       1,879,833       1,952,392      2,018,238      2,097,437
         Mirant California                     $  716,985         726,096         767,705        716,235        706,512
         Mirant New York                       $  448,638         486,659         523,643        565,490        529,495
         Mirant New England                    $  340,831         332,863         353,289        359,571        382,070
         Mirant Texas                          $  137,208         135,425         140,705        140,763        132,597
         State Line                            $        0               0         207,279        214,642        222,158
         Mirant Wisconsin                      $   24,291          25,032          25,989         26,256         26,627
     Steam Revenues                            $   15,109          15,442          15,758         16,109         16,461
                                               ----------     -----------     -----------    -----------    -----------
     Total Operating Revenues                  $3,577,750       3,660,687       3,986,760      4,057,304      4,113,357

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                   $  663,766         667,200         686,479        698,288        716,794
         Mirant California                     $  498,504         487,985         513,153        467,074        440,423
         Mirant New York                       $  234,137         221,933         223,550        257,437        238,662
         Mirant New England                    $  215,325         216,106         220,872        227,127        259,049
         Mirant Texas                          $  100,471          96,360          89,627         87,490         79,840
         State Line                            $        0               0          41,434         42,485         43,365
         Mirant Wisconsin                      $    1,730           1,975             919          1,757          2,240
     Emissions Allowances                      $   13,195          13,191          17,386         18,587         19,319
     Operations & Maintenance                  $  261,184         269,352         276,415        283,014        290,081
     Major Maintenance                         $   22,441          23,128          22,706         20,483         20,454
     Insurance                                 $   20,725          21,258          21,812         22,382         22,963
     Property and Gross Receipts Taxes (18)    $   99,808         101,635         103,514        105,417        107,373
     Facility Administration and General       $    7,928           8,136           8,347          8,561          8,787
     Corporate Administration and General      $   58,526          60,049          61,608         63,208         64,853
     Other (19)                                $  172,283         170,860         178,452        172,427        152,568
                                               ----------     -----------     -----------    -----------    -----------
      Total Operating Expenses                 $2,370,023       2,359,168       2,466,274      2,475,737      2,466,770

NET OPERATING REVENUES ($000)                  $1,207,727       1,301,519       1,520,487      1,581,567      1,646,587

CAPITAL EXPENDITURES (20)                      $  116,868         117,877          95,498         86,062        114,901

FUNDS FROM CAP EX FACILITY (21)                $        0               0               0              0              0

CASH AVAILABLE FOR DEBT SERVICE                $1,090,859       1,183,642       1,424,988      1,495,505      1,531,686

ANNUAL INTEREST ($000)(22)                     $  224,086         224,086         224,086        224,086        224,086

ANNUAL INTEREST COVERAGE (23)                        4.87            5.28            6.36           6.67           6.84
2001-10 AVG INTEREST COVERAGE (24)                   3.78

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment       $   37,489          34,989          41,490         34,489         13,489
EBITDA (25)                                    $1,245,216       1,336,508       1,561,977      1,616,056      1,660,076
INTEREST W/O CAP EX FACILITY (26)              $  204,758         204,758         204,758        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                        6.08            6.53            7.63           7.89           8.11
2001-10 AVG EBITDA/INT COVERAGE (28)                 4.62

Year Ending December 31,                               2016          2017          2018            2019            2020
------------------------                               ----          ----          ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587         12,587         12,587         12,587         12,587
     Average Capacity Factor (%)(3)                    38.8%          39.1%          38.8%          39.1%          38.9%
     Contract Energy Sales (GWh)(4)                       0              0              0              0              0
     Market Energy Sales (GWh)(4)                    42,776         43,093         42,821         43,100         42,881
                                                -----------    -----------    -----------    -----------    -----------
     Total Energy Sales (GWh)                        42,776         43,093         42,821         43,100         42,881
     Total Steam Sales (MMBtu)(5)                       962            962            962            962            962
     Fuel Consumption (BBtu)                        417,789        420,979        418,340        421,271        419,207
     Average Net Heat Rate (Btu/kWh)(6)               9,767          9,769          9,770          9,774          9,776
     SO(2) Allowances Purchased (Tons)(7)            85,083         86,134         86,901         86,407         86,635
     NO(X) Allowances Purchased (Tons)(8)               138            166            233            313            372

COMMODITY PRICES
     General Inflation (%)(9)                          2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)            0.00           0.00           0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)             96.78          99.48         102.78         104.80         107.07
     Steam Price ($/MMBtu)(12)                        17.59          17.96          18.37          18.75          19.15
     Fuel Price ($/MMBtu)(13)                          4.23           4.37           4.43           4.59           4.67
     SO(2) Allowances ($/Ton)(14)                       220            226            232            238            244
     NO(X) Allowances ($/Ton)(15)                     2,255          2,313          2,373          2,435          2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                           0              0              0              0              0
         Mirant New England                               0              0              0              0              0
         Mirant Texas                                     0              0              0              0              0
         State Line                                       0              0              0              0              0
         Mirant Wisconsin                                 0              0              0              0              0
     Market Electricity Revenues
         Mirant Mid-Atlantic                      2,130,441      2,202,311      2,282,323      2,321,756      2,407,325
         Mirant California                          705,919        732,846        708,895        762,828        739,663
         Mirant New York                            542,375        545,324        585,884        581,319        579,600
         Mirant New England                         374,019        408,979        415,926        433,954        441,424
         Mirant Texas                               130,305        131,106        128,049        127,508        125,675
         State Line                                 231,056        240,144        253,273        261,914        270,476
         Mirant Wisconsin                            25,677         26,284         26,653         27,708         26,976
     Steam Revenues                                  16,918         17,275         17,669         18,032         18,413
                                                -----------    -----------    -----------    -----------    -----------
     Total Operating Revenues                     4,156,710      4,304,269      4,418,672      4,535,019      4,609,552

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                        717,589        742,130        758,009        781,763        808,206
         Mirant California                          437,209        453,237        430,783        478,346        470,447
         Mirant New York                            248,426        247,635        267,667        264,950        273,179
         Mirant New England                         243,131        272,971        276,427        289,271        289,855
         Mirant Texas                                76,899         76,445         72,735         70,865         68,864
         State Line                                  43,986         44,732         45,743         46,484         47,399
         Mirant Wisconsin                               927            700            645          1,256              0
     Emissions Allowances                            19,060         19,864         20,714         21,330         22,093
     Operations & Maintenance                       296,737        304,766        312,321        320,660        328,819
     Major Maintenance                               23,082         24,295         21,483         21,640         21,803
     Insurance                                       23,554         24,167         24,800         25,444         26,103
     Property and Gross Receipts Taxes (18)         109,347        111,409        113,524        115,716        117,902
     Facility Administration and General              9,015          9,242          9,489          9,734          9,990
     Corporate Administration and General            66,541         68,267         70,045         71,864         73,735
     Other (19)                                     193,651        188,808        150,915        186,607        153,195
                                                -----------    -----------    -----------    -----------    -----------
      Total Operating Expenses                    2,509,154      2,588,668      2,575,300      2,705,931      2,711,590

NET OPERATING REVENUES ($000)                     1,647,557      1,715,601      1,843,372      1,829,088      1,897,962

CAPITAL EXPENDITURES (20)                            87,688        102,661        129,331         80,738        116,678

FUNDS FROM CAP EX FACILITY (21)                           0              0              0              0              0

CASH AVAILABLE FOR DEBT SERVICE                   1,559,868      1,612,940      1,714,041      1,748,351      1,781,284

ANNUAL INTEREST ($000)(22)                          224,086        224,086        224,086        224,086        224,086

ANNUAL INTEREST COVERAGE (23)                          6.96           7.20           7.65           7.80           7.95
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             53,489         47,489          8,489         42,988          8,489
EBITDA (25)                                       1,701,046      1,763,090      1,851,861      1,872,076      1,906,451
INTEREST W/O CAP EX FACILITY (26)                   204,758        204,758        204,758        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                          8.31           8.61           9.04           9.14           9.31
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-3

                  The footnotes to Exhibit A-3 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "High Fuel Price" scenario.
11. As estimated by PA Consulting in its "High Fuel Price" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.
13. As estimated by PA Consulting in its "High Fuel Price" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                  Exhibit A-4

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

            Sensitivity C - Capacity Overbuild Market Price Scenario

Year Ending December 31,                        2001(1)         2002            2003           2004          2005
------------------------                        -------         ----            ----           ----          ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 49.2%          45.7%           43.6%          36.8%          34.6%
     Contract Energy Sales (GWh)(4)                6,301          6,676           4,662          3,140          2,746
     Market Energy Sales (GWh)(4)                 47,951         43,692          43,428         37,418         35,364
                                              ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                     54,252         50,368          48,090         40,558         38,109
     Total Steam Sales (MMBtu)(5)                    962            962             962            962            962
     Fuel Consumption (BBtu)                     535,120        493,928         469,513        395,247        371,043
     Average Net Heat Rate (Btu/kWh)(6)            9,864          9,806           9,763          9,745          9,736
     SO(2) Allowances Purchased (Tons)(7)         71,039         62,128          53,788         24,936         18,152
     NO(X) Allowances Purchased (Tons)(8)          6,115           (352)          5,125          2,632          1,603

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    43.80          36.20           29.72          34.80          29.11
     Market Electricity Price ($/MWh)(11)     $    69.18          60.37           57.21          50.48          48.97
     Steam Price ($/MMBtu)(12)                $    12.98          12.09           12.09           9.47           9.57
     Fuel Price ($/MMBtu)(13)                 $     3.37           2.91            2.72           2.42           2.24
     SO(2) Allowances ($/Ton)(14)             $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $   28,168         27,605          29,677         19,285          2,249
         Mirant New England                   $  149,956        106,144               0              0              0
         Mirant Texas                         $   33,704         42,494          42,818         23,011          9,576
         State Line                           $   49,830         50,958          51,452         52,126         52,661
         Mirant Wisconsin                     $   14,322         14,475          14,615         14,849         15,436
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,449,682      1,274,918       1,133,418        932,121        871,619
         Mirant California                    $1,262,390        825,938         823,245        574,597        474,707
         Mirant New York                      $  457,531        392,090         336,102        209,368        207,882
         Mirant New England                   $  147,503        144,781         191,550        109,948        105,156
         Mirant Texas                         $        0              0               0         62,760         72,150
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $      130             89             113            147            247
     Steam Revenues                           $   12,480         11,626          11,627          9,109          9,207
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                 $3,605,696      2,891,118       2,634,617      2,007,321      1,820,890

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  534,357        483,946         430,465        386,349        388,932
         Mirant California                    $  779,179        532,135         518,688        368,601        247,277
         Mirant New York                      $  265,471        233,399         183,691         97,561         99,825
         Mirant New England                   $  225,654        187,379         143,472         62,039         48,148
         Mirant Texas                         $        0              0               0         43,077         47,515
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $       44             29              32             45             76
     Emissions Allowances                     $   16,758          9,200          20,260          9,265          5,683
     Operations & Maintenance                 $  225,861        218,483         216,920        214,189        218,063
     Major Maintenance                        $   17,120         17,923          17,554         15,920         16,057
     Insurance                                $   15,964         16,448          16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)   $   83,326         85,201          86,634         88,114         89,639
     Facility Administration and General      $    6,075          6,298           6,457          6,622          6,795
     Corporate Administration and General     $   45,274         46,455          47,661         48,897         50,173
     Other (19)                               $  227,567        201,578         182,657        153,630        149,068
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Expenses                 $2,442,650      2,038,474       1,871,362      1,511,617      1,385,014

NET OPERATING REVENUES ($000)                 $1,163,046        852,644         763,254        495,704        435,875

CAPITAL EXPENDITURES (20)                     $  163,865        111,679         149,305         85,426         85,583

FUNDS FROM CAP EX FACILITY (21)               $        0              0               0         58,131         85,578

CASH AVAILABLE FOR DEBT SERVICE               $  999,181        740,965         613,949        468,409        435,870

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010         200,010        209,767        217,142

ANNUAL INTEREST COVERAGE (23)                       5.70           3.70            3.07           2.23           2.01
2001-10 AVG INTEREST COVERAGE (24)                  2.74

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                   $1,262,600        926,601         817,463        520,693        455,369
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       7.20           4.63            4.09           2.54           2.22
2001-10 AVG EBITDA/INT COVERAGE (28)                3.52

Year Ending December 31,                           2006             2007           2008           2009            2010
------------------------                           ----             ----           ----           ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                   35.0%           35.4%           34.8%           34.9%           35.3%
     Contract Energy Sales (GWh)(4)                  2,521           2,558           2,403           2,451           2,544
     Market Energy Sales (GWh)(4)                   36,063          36,435          35,966          36,061          36,428
                                               -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                       38,584          38,993          38,369          38,512          38,972
     Total Steam Sales (MMBtu)(5)                      962             962             962             962             962
     Fuel Consumption (BBtu)                       375,341         379,833         373,263         374,997         379,635
     Average Net Heat Rate (Btu/kWh)(6)              9,728           9,741           9,728           9,737           9,741
     SO(2) Allowances Purchased (Tons)(7)           26,052          27,459          30,382          33,431          45,530
     NO(X) Allowances Purchased (Tons)(8)             (213)           (557)         (2,817)         (2,607)         (2,339)

COMMODITY PRICES
     General Inflation (%)(9)                         2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)          28.45           28.78           26.55           22.78           22.31
     Market Electricity Price ($/MWh)(11)            50.56           53.74           56.36           58.54           60.49
     Steam Price ($/MMBtu)(12)                        9.86           10.07           10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                         2.30            2.37            2.42            2.50            2.56
     SO(2) Allowances ($/Ton)(14)                      171             175             180             184             189
     NO(X) Allowances ($/Ton)(15)                    1,744           1,790           1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                        311             258             258               0               0
         Mirant New England                              0               0               0               0               0
         Mirant Texas                                    0               0               0               0               0
         State Line                                 53,434          54,211          54,963          55,845          56,763
         Mirant Wisconsin                           17,981          19,154           8,571               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                       948,493       1,027,163       1,087,718       1,139,540       1,188,412
         Mirant California                         475,614         533,345         522,118         511,096         534,746
         Mirant New York                           191,769         191,806         191,138         209,368         226,044
         Mirant New England                        111,366         108,327         110,440         121,609         127,318
         Mirant Texas                               95,796          97,225          98,503          98,351          98,979
         State Line                                      0               0               0               0               0
         Mirant Wisconsin                              260             354          16,993          30,853          27,855
     Steam Revenues                                  9,481           9,688           9,966          10,191          10,447
                                               -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                    1,904,505       2,041,531       2,100,668       2,176,853       2,270,564

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                       409,112         419,102         425,023         439,552         456,966
         Mirant California                         252,216         281,587         269,674         259,391         274,080
         Mirant New York                            93,830          93,077          91,765         102,168         111,590
         Mirant New England                         52,292          51,012          57,134          74,080          71,935
         Mirant Texas                               56,772          56,651          56,642          55,205          54,844
         State Line                                      0               0               0               0               0
         Mirant Wisconsin                               76              80           4,105           5,358           3,017
     Emissions Allowances                            4,018           3,757             234           1,200           4,055
     Operations & Maintenance                      224,777         231,662         237,354         243,344         249,638
     Major Maintenance                              18,011          19,024          16,798          16,973          17,072
     Insurance                                      18,225          18,695          19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)         91,265          92,890          94,708          96,548          98,165
     Facility Administration and General             6,973           7,154           7,338           7,535           7,733
     Corporate Administration and General           51,479          52,817          54,187          55,595          57,040
     Other (19)                                    139,529         147,220         156,469         178,971         177,823
                                               -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                    1,418,574       1,474,728       1,490,615       1,555,604       1,604,158

NET OPERATING REVENUES ($000)                      485,931         566,803         610,053         621,249         666,405

CAPITAL EXPENDITURES (20)                          112,142         111,975         110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                     80,916               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                    454,705         454,828         499,671         549,568         598,062

ANNUAL INTEREST ($000)(22)                         224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                         2.03            2.03            2.23            2.45            2.67
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             9,159          15,836          24,212          45,829          43,709
EBITDA (25)                                        495,090         582,639         634,265         667,078         710,114
INTEREST W/O CAP EX FACILITY (26)                  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                         2.42            2.85            3.10            3.26            3.47
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-4

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

            Sensitivity C - Capacity Overbuild Market Price Scenario

Year Ending December 31,                        2011             2012            2013            2014            2015
------------------------                        ----             ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                 37.2%           36.5%           36.5%           36.6%           36.2%
     Contract Energy Sales (GWh)(4)                2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                 38,350          37,607          40,253          40,374          39,870
                                              ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                     40,977          40,277          40,253          40,374          39,870
     Total Steam Sales (MMBtu)(5)                    962             962             962             962             962
     Fuel Consumption (BBtu)                     400,112         393,053         392,931         393,999         388,846
     Average Net Heat Rate (Btu/kWh)(6)            9,764           9,759           9,761           9,759           9,753
     SO(2) Allowances Purchased (Tons)(7)         49,441          50,146          59,670          60,421          63,530
     NO(X) Allowances Purchased (Tons)(8)         (1,825)         (1,829)         (1,253)           (934)         (1,070)

COMMODITY PRICES
     General Inflation (%)(9)                       2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)   $    21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)     $    63.82           65.34           66.26           67.38           70.00
     Steam Price ($/MMBtu)(12)                $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                 $     2.69            2.74            2.90            2.98            3.02
     SO(2) Allowances ($/Ton)(14)             $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)             $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $        0               0               0               0               0
         Mirant New England                   $        0               0               0               0               0
         Mirant Texas                         $        0               0               0               0               0
         State Line                           $   57,697          58,605               0               0               0
         Mirant Wisconsin                     $        0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,279,620       1,288,256       1,337,063       1,351,633       1,385,788
         Mirant California                    $  589,255         569,840         593,542         580,857         576,997
         Mirant New York                      $  250,383         256,894         267,195         308,616         330,896
         Mirant New England                   $  201,866         216,204         212,448         217,755         233,874
         Mirant Texas                         $   99,559          99,461          98,997          98,965          95,008
         State Line                           $        0               0         132,163         135,268         140,891
         Mirant Wisconsin                     $   26,975          26,610          25,942          27,250          27,443
     Steam Revenues                           $   10,689          10,955          11,215          11,498          11,786
                                              ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                 $2,516,044       2,526,825       2,678,565       2,731,842       2,802,683

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  483,667         487,975         503,321         510,123         524,595
         Mirant California                    $  317,178         305,308         320,604         312,486         297,283
         Mirant New York                      $  131,475         127,842         132,202         166,051         151,406
         Mirant New England                   $   88,758         101,439          98,647         101,390         119,731
         Mirant Texas                         $   54,013          52,405          48,988          47,521          43,727
         State Line                           $        0               0          34,460          34,572          36,108
         Mirant Wisconsin                     $    2,158           1,622             817           1,566           1,468
     Emissions Allowances                     $    5,943           6,234           9,556          10,631          11,280
     Operations & Maintenance                 $  257,648         265,743         272,650         279,513         286,437
     Major Maintenance                        $   22,469          23,170          22,666          20,541          20,643
     Insurance                                $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)   $   99,894         101,685         103,513         105,448         107,399
     Facility Administration and General      $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General     $   58,526          60,049          61,608          63,208          64,853
     Other (19)                               $  172,607         171,017         178,563         172,542         152,651
                                              ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                 $1,722,989       1,733,883       1,817,754       1,856,535       1,849,331

NET OPERATING REVENUES ($000)                 $  793,055         792,942         860,811         875,307         953,352

CAPITAL EXPENDITURES (20)                     $  117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)               $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE               $  675,929         674,783         765,166         789,236         838,349

ANNUAL INTEREST ($000)(22)                    $  224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                       3.02            3.01            3.41            3.52            3.74
2001-10 AVG INTEREST COVERAGE (24)                  2.74

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                   $  830,544         827,931         902,301         909,796         966,841
INTEREST W/O CAP EX FACILITY (26)             $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                       4.06            4.04            4.41            4.44            4.72
2001-10 AVG EBITDA/INT COVERAGE (28)                3.52

Year Ending December 31,                             2016            2017            2018            2019           2020
------------------------                             ----            ----            ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    35.5%           36.0%           35.2%           35.6%           35.0%
     Contract Energy Sales (GWh)(4)                       0               0               0               0               0
     Market Energy Sales (GWh)(4)                    39,174          39,658          38,790          39,253          38,559
                                                -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                        39,174          39,658          38,790          39,253          38,559
     Total Steam Sales (MMBtu)(5)                       962             962             962             962             962
     Fuel Consumption (BBtu)                        381,808         386,655         378,130         382,892         376,178
     Average Net Heat Rate (Btu/kWh)(6)               9,746           9,750           9,748           9,754           9,756
     SO(2) Allowances Purchased (Tons)(7)            62,233          62,827          62,673          62,616          62,438
     NO(X) Allowances Purchased (Tons)(8)            (1,210)         (1,125)         (1,183)         (1,069)         (1,048)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)            0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)             72.52           74.33           76.86           78.61           80.53
     Steam Price ($/MMBtu)(12)                        12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                          3.08            3.20            3.23            3.36            3.39
     SO(2) Allowances ($/Ton)(14)                       220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                     2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                           0               0               0               0               0
         Mirant New England                               0               0               0               0               0
         Mirant Texas                                     0               0               0               0               0
         State Line                                       0               0               0               0               0
         Mirant Wisconsin                                 0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                      1,413,931       1,449,828       1,502,507       1,531,789       1,566,972
         Mirant California                          575,519         606,129         579,205         625,267         611,903
         Mirant New York                            354,597         369,114         380,070         386,331         384,348
         Mirant New England                         230,528         250,069         243,439         261,085         253,692
         Mirant Texas                                93,812          95,357          94,128          94,149          93,642
         State Line                                 145,171         149,936         154,755         159,455         166,670
         Mirant Wisconsin                            27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                  12,131          12,417          12,728          13,023          13,332
                                                -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                     2,852,925       2,960,202       2,994,006       3,098,653       3,118,568

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                        532,255         547,391         559,873         577,522         594,841
         Mirant California                          296,188         314,320         293,560         325,906         313,050
         Mirant New York                            153,555         162,982         164,275         168,513         169,392
         Mirant New England                         112,511         130,850         125,188         135,104         120,703
         Mirant Texas                                42,045          42,410          40,631          39,557          38,696
         State Line                                  36,719          36,720          37,404          37,688          39,257
         Mirant Wisconsin                             1,523             807             891             953             715
     Emissions Allowances                            10,971          11,593          11,727          12,300          12,624
     Operations & Maintenance                       293,238         301,210         308,321         316,709         324,379
     Major Maintenance                               23,139          24,472          21,626          21,842          22,023
     Insurance                                       23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)         109,397         111,444         113,541         115,711         117,934
     Facility Administration and General              9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General            66,541          68,267          70,045          71,864          73,735
     Other (19)                                     193,714         188,881         150,962         186,697         153,371
                                                -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                     1,904,365       1,974,756       1,932,333       2,045,544       2,016,813

NET OPERATING REVENUES ($000)                       948,559         985,445       1,061,673       1,053,110       1,101,755

CAPITAL EXPENDITURES (20)                            87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                           0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                     860,874         882,796         932,394         972,416         985,103

ANNUAL INTEREST ($000)(22)                          224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                          3.84            3.94            4.16            4.34            4.40
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                       1,002,048       1,032,934       1,070,162       1,096,098       1,110,244
INTEREST W/O CAP EX FACILITY (26)                   204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                          4.89            5.04            5.23            5.35            5.42
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-4

            The footnotes to Exhibit A-4 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Capacity Overbuild" scenario.
11. As estimated by PA Consulting in its "Capacity Overbuild" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.
13. As estimated by PA Consulting in its "Capacity Overbuild" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-5

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                Sensitivity D - High Hydro Market Price Scenario

Year Ending December 31,                        2001(1)         2002            2003          2004           2005
------------------------                        -------         ----            ----          ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 47.4%          44.1%           42.3%          38.8%          37.8%
     Contract Energy Sales (GWh)(4)                6,339          6,598           4,662          3,140          2,746
     Market Energy Sales (GWh)(4)                 45,888         42,015          41,979         39,628         38,891
                                              ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                     52,227         48,613          46,641         42,769         41,636
     Total Steam Sales (MMBtu)(5)                    962            962             962            962            962
     Fuel Consumption (BBtu)                     514,820        476,555         455,186        417,427        405,964
     Average Net Heat Rate (Btu/kWh)(6)            9,857          9,803           9,759          9,760          9,750
     SO(2) Allowances Purchased (Tons)(7)         71,043         61,277          53,542         31,943         31,076
     NO(X) Allowances Purchased (Tons)(8)          6,167           (381)          5,119          3,657          2,952

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    42.59          38.05           31.96          40.05          29.11
     Market Electricity Price ($/MWh)(11)     $    63.66          55.96           52.63          50.95          51.18
     Steam Price ($/MMBtu)(12)                $    12.98          12.09           12.09          10.71           9.57
     Fuel Price ($/MMBtu)(13)                 $     3.28           2.83            2.66           2.57           2.30
     SO(2) Allowances ($/Ton)(14)             $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $   22,870         41,866          40,116         35,765          2,249
         Mirant New England                   $  149,243        101,246               0              0              0
         Mirant Texas                         $   33,704         42,494          42,818         23,011          9,576
         State Line                           $   49,830         50,958          51,452         52,126         52,661
         Mirant Wisconsin                     $   14,322         14,475          14,615         14,849         15,436
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,452,190      1,276,686       1,131,958      1,055,042      1,027,571
         Mirant California                    $  851,575        533,761         549,486        463,294        474,707
         Mirant New York                      $  475,676        398,285         338,171        294,482        274,288
         Mirant New England                   $  141,770        142,545         189,584        143,484        141,404
         Mirant Texas                         $        0              0               0         62,760         72,150
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $      130             89             113            147            247
     Steam Revenues                           $   12,480         11,626          11,627         10,303          9,207
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                 $3,203,790      2,614,031       2,369,940      2,155,263      2,079,496

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  535,696        485,365         429,800        426,205        403,409
         Mirant California                    $  655,682        448,886         456,250        346,957        247,277
         Mirant New York                      $  279,079        237,979         184,925        169,727        153,913
         Mirant New England                   $  218,336        178,169         138,270         87,957         80,750
         Mirant Texas                         $        0              0               0         43,077         47,515
         State Line                           $        0              0               0              0              0
         Mirant Wisconsin                     $       44             29              32             45             76
     Emissions Allowances                     $   16,814          9,045          20,204         12,451         10,126
     Operations & Maintenance                 $  224,824        217,388         215,809        214,860        219,748
     Major Maintenance                        $   17,120         17,923          17,554         15,920         16,057
     Insurance                                $   15,964         16,448          16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)   $   83,326         85,201          86,634         88,114         89,639
     Facility Administration and General      $    6,075          6,298           6,457          6,622          6,795
     Corporate Administration and General     $   45,274         46,455          47,661         48,897         50,173
     Other (19)                               $  225,842        200,324         181,390        153,092        149,068
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Expenses                 $2,324,076      1,949,510       1,801,857      1,631,232      1,492,309

NET OPERATING REVENUES ($000)                 $  879,714        664,522         568,083        524,031        587,187

CAPITAL EXPENDITURES (20)                     $  163,865        111,679         149,305         85,426         85,583

FUNDS FROM CAP EX FACILITY (21)               $        0              0               0         58,131         85,578

CASH AVAILABLE FOR DEBT SERVICE               $  715,849        552,842         418,778        496,736        587,182

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010         200,010        209,767        217,142

ANNUAL INTEREST COVERAGE (23)                       4.08           2.76            2.09           2.37           2.70
2001-10 AVG INTEREST COVERAGE (24)                  2.86

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                   $  979,268        738,479         622,292        549,020        606,681
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       5.58           3.69            3.11           2.68           2.96
2001-10 AVG EBITDA/INT COVERAGE (28)                3.65

Year Ending December 31,                            2006           2007           2008            2009            2010
------------------------                            ----           ----           ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587         12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    37.9%          37.7%          36.8%           36.6%           36.7%
     Contract Energy Sales (GWh)(4)                   2,521          2,558          2,403           2,451           2,544
     Market Energy Sales (GWh)(4)                    39,252         38,995         38,162          37,956          37,958
                                                -----------    -----------    -----------     -----------     -----------
     Total Energy Sales (GWh)                        41,773         41,553         40,565          40,408          40,503
     Total Steam Sales (MMBtu)(5)                       962            962            962             962             962
     Fuel Consumption (BBtu)                        406,865        405,345        395,141         393,919         394,949
     Average Net Heat Rate (Btu/kWh)(6)               9,740          9,755          9,741           9,749           9,751
     SO(2) Allowances Purchased (Tons)(7)            37,679         36,766         37,363          39,341          50,048
     NO(X) Allowances Purchased (Tons)(8)               907            292         (2,099)         (1,971)         (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)           28.45          28.78          26.55           22.78           22.31
     Market Electricity Price ($/MWh)(11)             53.57          56.39          58.03           60.99           63.52
     Steam Price ($/MMBtu)(12)                         9.86          10.07          10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                          2.36           2.42           2.47            2.54            2.60
     SO(2) Allowances ($/Ton)(14)                       171            175            180             184             189
     NO(X) Allowances ($/Ton)(15)                     1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                         311            258            258               0               0
         Mirant New England                               0              0              0               0               0
         Mirant Texas                                     0              0              0               0               0
         State Line                                  53,434         54,211         54,963          55,845          56,763
         Mirant Wisconsin                            17,981         19,154          8,571               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                      1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
         Mirant California                          475,614        533,345        522,118         511,096         534,746
         Mirant New York                            256,322        261,817        263,972         281,361         310,737
         Mirant New England                         147,205        147,526        154,829         201,869         196,963
         Mirant Texas                                95,796         97,225         98,503          98,351          98,979
         State Line                                       0              0              0               0               0
         Mirant Wisconsin                               260            354         16,993          30,853          27,855
     Steam Revenues                                   9,481          9,688          9,966          10,191          10,447
                                                -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                     2,183,876      2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                        425,724        430,784        434,640         448,976         465,888
         Mirant California                          252,216        281,587        269,674         259,391         274,080
         Mirant New York                            140,646        135,635        132,304         139,500         143,690
         Mirant New England                          83,499         74,233         78,417          90,175          83,461
         Mirant Texas                                56,772         56,651         56,642          55,205          54,844
         State Line                                       0              0              0               0               0
         Mirant Wisconsin                                76             80          4,105           5,358           3,017
     Emissions Allowances                             7,957          6,902          2,807           3,488           5,889
     Operations & Maintenance                       226,344        233,120        238,545         244,393         250,529
     Major Maintenance                               18,011         19,024         16,798          16,973          17,072
     Insurance                                       18,225         18,695         19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)          91,265         92,890         94,708          96,548          98,165
     Facility Administration and General              6,973          7,154          7,338           7,535           7,733
     Corporate Administration and General            51,479         52,817         54,187          55,595          57,040
     Other (19)                                     139,529        147,220        156,469         178,971         177,823
                                                -----------    -----------    -----------     -----------     -----------
     Total Operating Expenses                     1,518,716      1,556,791      1,565,818       1,621,791       1,659,432

NET OPERATING REVENUES ($000)                       665,160        725,328        722,333         759,232         818,717

CAPITAL EXPENDITURES (20)                           112,142        111,975        110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                      80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                     633,934        613,353        611,952         687,550         750,374

ANNUAL INTEREST ($000)(22)                          224,115        224,115        224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                          2.83           2.74           2.73            3.07            3.35
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment              9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                         674,319        741,164        746,545         805,061         862,426
INTEREST W/O CAP EX FACILITY (26)                   204,758        204,758        204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                          3.29           3.62           3.65            3.93            4.21
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-5

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                Sensitivity D - High Hydro Market Price Scenario

Year Ending December 31,                            2011           2012            2013            2014           2015
------------------------                            ----           ----            ----            ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                   38.0%           37.0%           37.1%           36.9%           36.1%
     Contract Energy Sales (GWh)(4)                  2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                   39,282          38,095          40,960          40,678          39,851
                                                ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                       41,909          40,765          40,960          40,678          39,851
     Total Steam Sales (MMBtu)(5)                      962             962             962             962             962
     Fuel Consumption (BBtu)                       409,440         398,117         400,072         397,032         388,712
     Average Net Heat Rate (Btu/kWh)(6)              9,770           9,766           9,767           9,760           9,754
     SO(2) Allowances Purchased (Tons)(7)           52,192          51,085          61,500          61,626          62,919
     NO(X) Allowances Purchased (Tons)(8)           (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
     General Inflation (%)(9)                         2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)     $    21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)       $    65.08           67.24           68.23           69.69           71.48
     Steam Price ($/MMBtu)(12)                  $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                   $     2.71            2.74            2.91            2.98            3.01
     SO(2) Allowances ($/Ton)(14)               $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)               $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                 $        0               0               0               0               0
         Mirant New England                     $        0               0               0               0               0
         Mirant Texas                           $        0               0               0               0               0
         State Line                             $   57,697          58,605               0               0               0
         Mirant Wisconsin                       $        0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                    $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
         Mirant California                      $  589,255         569,840         593,542         580,857         576,997
         Mirant New York                        $  324,596         338,390         355,636         387,184         364,919
         Mirant New England                     $  210,470         209,382         218,983         221,121         227,584
         Mirant Texas                           $   99,559          99,461          98,997          98,965          95,008
         State Line                             $        0               0         132,163         135,268         140,891
         Mirant Wisconsin                       $   26,975          26,610          25,942          27,250          27,443
     Steam Revenues                             $   10,689          10,955          11,215          11,498          11,786
                                                ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                   $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                    $  489,363         492,348         506,796         514,197         527,222
         Mirant California                      $  317,178         305,308         320,604         312,486         297,283
         Mirant New York                        $  152,094         146,634         153,483         171,804         157,377
         Mirant New England                     $   93,844          93,141          98,559          99,050         106,503
         Mirant Texas                           $   54,013          52,405          48,988          47,521          43,727
         State Line                             $        0               0          34,460          34,572          36,108
         Mirant Wisconsin                       $    2,158           1,622             817           1,566           1,468
     Emissions Allowances                       $    7,108           6,873          10,487          11,096          11,180
     Operations & Maintenance                   $  258,216         266,017         273,066         279,740         286,384
     Major Maintenance                          $   22,469          23,170          22,666          20,541          20,643
     Insurance                                  $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)     $   99,894         101,685         103,513         105,448         107,399
     Facility Administration and General        $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General       $   58,526          60,049          61,608          63,208          64,853
     Other (19)                                 $  172,607         171,017         178,563         172,542         152,651
                                                ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                   $1,756,123       1,749,663       1,843,769       1,864,714       1,844,547

NET OPERATING REVENUES ($000)                   $  868,535         881,518         962,093         981,622       1,015,729

CAPITAL EXPENDITURES (20)                       $  117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)                 $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 $  751,409         763,359         866,447         895,550         900,726

ANNUAL INTEREST ($000)(22)                      $  224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                         3.35            3.41            3.87            4.00            4.02
2001-10 AVG INTEREST COVERAGE (24)                    2.86

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                     $  906,024         916,507       1,003,583       1,016,111       1,029,218
INTEREST W/O CAP EX FACILITY (26)               $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                         4.42            4.48            4.90            4.96            5.03
2001-10 AVG EBITDA/INT COVERAGE (28)                  3.65

Year Ending December 31,                               2016            2017           2018            2019            2020
------------------------                               ----            ----           ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                   12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                      35.5%           35.7%           35.3%           35.4%           34.2%
     Contract Energy Sales (GWh)(4)                         0               0               0               0               0
     Market Energy Sales (GWh)(4)                      39,139          39,337          38,889          39,018          37,758
                                                  -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                          39,139          39,337          38,889          39,018          37,758
     Total Steam Sales (MMBtu)(5)                         962             962             962             962             962
     Fuel Consumption (BBtu)                          381,487         383,563         379,171         380,619         368,101
     Average Net Heat Rate (Btu/kWh)(6)                 9,747           9,751           9,750           9,755           9,749
     SO(2) Allowances Purchased (Tons)(7)              61,709          61,626          62,221          61,520          62,102
     NO(X) Allowances Purchased (Tons)(8)              (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                            2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)              0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)               73.31           75.36           77.83           79.61           80.44
     Steam Price ($/MMBtu)(12)                          12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                            3.07            3.17            3.23            3.33            3.33
     SO(2) Allowances ($/Ton)(14)                         220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                       2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                             0               0               0               0               0
         Mirant New England                                 0               0               0               0               0
         Mirant Texas                                       0               0               0               0               0
         State Line                                         0               0               0               0               0
         Mirant Wisconsin                                   0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                        1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
         Mirant California                            575,519         606,129         579,205         625,267         611,903
         Mirant New York                              367,130         374,693         405,448         396,099         281,384
         Mirant New England                           223,610         237,080         238,831         246,121         253,161
         Mirant Texas                                  93,812          95,357          94,128          94,149          93,642
         State Line                                   145,171         149,936         154,755         159,455         166,670
         Mirant Wisconsin                              27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                    12,131          12,417          12,728          13,023          13,332
                                                  -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                       2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                          533,291         549,124         562,519         578,422         598,904
         Mirant California                            296,188         314,320         293,560         325,906         313,050
         Mirant New York                              158,692         161,026         176,140         169,417         117,858
         Mirant New England                           101,009         110,731         111,875         116,459         118,848
         Mirant Texas                                  42,045          42,410          40,631          39,557          38,696
         State Line                                    36,719          36,720          37,404          37,688          39,257
         Mirant Wisconsin                               1,523             807             891             953             715
     Emissions Allowances                              10,863          11,136          11,783          11,893          11,464
     Operations & Maintenance                         293,190         301,006         308,272         316,576         324,210
     Major Maintenance                                 23,139          24,472          21,626          21,842          22,023
     Insurance                                         23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)           109,397         111,444         113,541         115,711         117,934
     Facility Administration and General                9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General              66,541          68,267          70,045          71,864          73,735
     Other (19)                                       193,714         188,881         150,962         186,697         153,371
                                                  -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                       1,898,880       1,953,753       1,933,538       2,028,163       1,966,158

NET OPERATING REVENUES ($000)                         982,717       1,023,148       1,105,874       1,091,044       1,084,277

CAPITAL EXPENDITURES (20)                              87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                             0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                       895,031         920,499         976,595       1,010,350         967,626

ANNUAL INTEREST ($000)(22)                            224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                            3.99            4.11            4.36            4.51            4.32
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment               53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                         1,036,206       1,070,637       1,114,363       1,134,032       1,092,766
INTEREST W/O CAP EX FACILITY (26)                     204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                            5.06            5.23            5.44            5.54            5.34
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-5

            The footnotes to Exhibit A-5 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "High Hydro" scenario.
11. As estimated by PA Consulting in its "High Hydro" scenario. Weighted average market electricity price calculated as the sum of the electricity revenues divided by the electricity generation, as estimated by PA Consulting.
13. As estimated by PA Consulting in its "High Hydro" scenario. Weighted average fuel price calculated as sum of the fuel expenses divided by the total fuel consumed.

                                   Exhibit A-6

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

         Sensitivity E - Breakeven Market Prices with Fuel Correlation

Year Ending December 31,                            2001(1)          2002            2003            2004            2005
------------------------                            -------          ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                  12,587          12,587           12,587          12,587          12,587
     Average Capacity Factor (%)(3)                     49.4%           45.7%            43.6%           39.3%           37.8%
     Contract Energy Sales (GWh)(4)                    6,339           6,598            4,662           3,140           2,746
     Market Energy Sales (GWh)(4)                     48,143          43,741           43,397          40,161          38,891
                                                  ----------     -----------      -----------     -----------     -----------
     Total Energy Sales (GWh)                         54,482          50,338           48,059          43,301          41,636
     Total Steam Sales (MMBtu)(5)                        962             962              962             962             962
     Fuel Consumption (BBtu)                         537,369         493,659          469,255         422,673         405,964
     Average Net Heat Rate (Btu/kWh)(6)                9,863           9,807            9,764           9,761           9,750
     SO(2) Allowances Purchased (Tons)(7)             71,055          61,286           53,549          31,946          31,076
     NO(X) Allowances Purchased (Tons)(8)              6,167            (381)           5,119           3,657           2,952

COMMODITY PRICES
     General Inflation (%)(9)                           2.60            2.60             2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)       $    42.22           35.33            29.72           37.23           30.08
     Market Electricity Price ($/MWh)(11)         $    45.18           43.52            44.15           40.83           38.97
     Steam Price ($/MMBtu)(12)                    $    12.23           11.56            11.67           10.37            9.29
     Fuel Price ($/MMBtu)(13)                     $     2.75            2.50             2.39            2.30            2.05
     SO(2) Allowances ($/Ton)(14)                 $      150             154              158             162             166
     NO(X) Allowances ($/Ton)(15)                 $    1,000           1,000            2,300           2,000           1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                    $   28,168          27,605           29,677          26,910           4,914
        Mirant New England                        $  141,591          97,562                0               0               0
        Mirant Texas                              $   33,704          42,500           42,821          23,012           9,576
        State Line                                $   49,830          50,958           51,452          52,126          52,661
        Mirant Wisconsin                          $   14,332          14,480           14,617          14,854          15,442
     Market Electricity Revenues
        Mirant Mid-Atlantic                       $  944,212         916,536          871,438         811,505         781,689
        Mirant California                         $  820,803         592,946          633,776         441,961         361,120
        Mirant New York                           $  317,958         291,886          264,530         226,506         208,655
        Mirant New England                        $   92,179         102,333          145,953         110,365         107,568
        Mirant Texas                              $        0               0                0          49,135          56,202
        State Line                                $        0               0                0               0               0
        Mirant Wisconsin                          $      110              79              104             134             221
     Steam Revenues                               $   11,757          11,114           11,221           9,974           8,932
                                                  ----------     -----------      -----------     -----------     -----------
     Total Operating Revenues                     $2,454,644       2,147,999        2,065,589       1,766,482       1,606,980

OPERATING EXPENSES ($000)(17)
      Fuel
        Mirant Mid-Atlantic                       $  478,744         443,029          397,713         395,495         372,725
        Mirant California                         $  546,359         405,107          418,603         298,616         199,420
        Mirant New York                           $  257,155         223,416          176,013         161,603         146,610
        Mirant New England                        $  196,362         164,039          129,531          82,591          75,777
        Mirant Texas                              $        0               0                0          33,223          36,261
        State Line                                $        0               0                0               0               0
        Mirant Wisconsin                          $       40              27               30              43              73
     Emissions Allowances                         $   16,815           9,046           20,204          12,451          10,126
     Operations & Maintenance                     $  225,882         218,377          216,877         215,287         219,748
     Major Maintenance                            $   17,120          17,923           17,554          15,920          16,057
     Insurance                                    $   15,964          16,448           16,872          17,308          17,763
     Property and Gross Receipts Taxes (18)       $   83,326          85,200           86,634          88,114          89,639
     Facility Administration and General          $    6,075           6,298            6,457           6,622           6,795
     Corporate Administration and General         $   45,274          46,455           47,661          48,897          50,173
     Other (19)                                   $  226,314         200,946          182,123         153,254         148,671
                                                  ----------     -----------      -----------     -----------     -----------
       Total Operating Expenses                   $2,115,430       1,836,311        1,716,271       1,529,424       1,389,838

NET OPERATING REVENUES ($000)                     $  339,214         311,688          349,317         237,058         217,142

CAPITAL EXPENDITURES (20)                         $  163,865         111,679          149,305          85,426          85,583

FUNDS FROM CAP EX FACILITY (21)                   $        0               0                0          58,131          85,578

CASH AVAILABLE FOR DEBT SERVICE                   $  175,349         200,008          200,012         209,763         217,137

ANNUAL INTEREST ($000)(22)                        $  175,350         200,010          200,010         209,767         217,142

ANNUAL INTEREST COVERAGE (23)                           1.00            1.00             1.00            1.00            1.00
2001-10 AVG INTEREST COVERAGE (24)                      1.00

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment          $   99,554          73,957           54,209          24,989          19,494
EBITDA (25)                                       $  438,768         385,645          403,526         262,047         236,636
INTEREST W/O CAP EX FACILITY (26)                 $  175,350         200,010          200,010         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                           2.50            1.93             2.02            1.28            1.16
2001-10 AVG EBITDA/INT COVERAGE (28)                    1.68

Year Ending December 31,                                 2006            2007             2008            2009            2010
------------------------                                 ----            ----             ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                      12,587          12,587          12,587           12,587           12,587
     Average Capacity Factor (%)(3)                         37.9%           37.7%           36.8%            36.6%            36.7%
     Contract Energy Sales (GWh)(4)                        2,521           2,558           2,403            2,451            2,544
     Market Energy Sales (GWh)(4)                         39,252          38,995          38,162           37,956           37,958
                                                     -----------     -----------     -----------      -----------      -----------
     Total Energy Sales (GWh)                             41,773          41,553          40,565           40,408           40,503
     Total Steam Sales (MMBtu)(5)                            962             962             962              962              962
     Fuel Consumption (BBtu)                             406,865         405,345         395,141          393,919          394,949
     Average Net Heat Rate (Btu/kWh)(6)                    9,740           9,755           9,741            9,749            9,751
     SO(2) Allowances Purchased (Tons)(7)                 37,679          36,766          37,363           39,341           50,048
     NO(X) Allowances Purchased (Tons)(8)                    907             292          (2,099)          (1,971)          (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                               2.60            2.60            2.60             2.60             2.60
     Contract Electricity Price ($/MWh)(10)                30.18           29.19           27.18            22.78            22.31
     Market Electricity Price ($/MWh)(11)                  40.20           43.72           45.20            45.85            45.81
     Steam Price ($/MMBtu)(12)                              9.55            9.80           10.09            10.28            10.51
     Fuel Price ($/MMBtu)(13)                               2.09            2.16            2.22             2.25             2.23
     SO(2) Allowances ($/Ton)(14)                            171             175             180              184              189
     NO(X) Allowances ($/Ton)(15)                          1,744           1,790           1,836            1,884            1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                             4,657           1,303           1,788                0                0
        Mirant New England                                     0               0               0                0                0
        Mirant Texas                                           0               0               0                0                0
        State Line                                        53,434          54,211          54,963           55,845           56,763
        Mirant Wisconsin                                  17,988          19,158           8,572                0                0
     Market Electricity Revenues
        Mirant Mid-Atlantic                              843,793         896,085         898,416          889,851          888,766
        Mirant California                                355,944         412,521         405,086          381,717          382,766
        Mirant New York                                  191,829         202,506         204,804          210,136          222,425
        Mirant New England                               110,166         114,105         120,124          150,768          140,985
        Mirant Texas                                      75,853          79,432          80,944           78,995           77,482
        State Line                                             0               0               0                0                0
        Mirant Wisconsin                                     232             327          15,655           28,900           26,631
     Steam Revenues                                        9,187           9,423           9,701            9,891           10,109
                                                     -----------     -----------     -----------      -----------      -----------
     Total Operating Revenues                          1,663,083       1,789,071       1,800,053        1,806,103        1,805,927

OPERATING EXPENSES ($000)(17)
      Fuel
        Mirant Mid-Atlantic                              391,901         400,032         403,981          413,703          422,554
        Mirant California                                201,507         230,997         222,145          208,390          203,170
        Mirant New York                                  134,015         130,363         127,472          133,968          133,566
        Mirant New England                                78,237          70,144          74,267           84,924           78,149
        Mirant Texas                                      42,645          43,972          44,111           41,426           39,490
        State Line                                             0               0               0                0                0
        Mirant Wisconsin                                      73              78           4,006            5,242            2,617
     Emissions Allowances                                  7,957           6,902           2,807            3,488            5,889
     Operations & Maintenance                            226,344         233,120         238,545          244,393          250,529
     Major Maintenance                                    18,011          19,024          16,798           16,973           17,072
     Insurance                                            18,225          18,695          19,184           19,684           20,200
     Property and Gross Receipts Taxes (18)               91,264          92,890          94,666           96,486           98,126
     Facility Administration and General                   6,973           7,154           7,338            7,535            7,733
     Corporate Administration and General                 51,479          52,817          54,187           55,595           57,040
     Other (19)                                          139,114         146,797         156,052          178,500          177,334
                                                     -----------     -----------     -----------      -----------      -----------
       Total Operating Expenses                        1,407,745       1,452,984       1,465,559        1,510,306        1,513,470

NET OPERATING REVENUES ($000)                            255,339         336,087         334,494          295,796          292,457

CAPITAL EXPENDITURES (20)                                112,142         111,975         110,382           71,681           68,343

FUNDS FROM CAP EX FACILITY (21)                           80,916               0               0                0                0

CASH AVAILABLE FOR DEBT SERVICE                          224,113         224,112         224,112          224,115          224,114

ANNUAL INTEREST ($000)(22)                               224,115         224,115         224,115          224,115          224,115

ANNUAL INTEREST COVERAGE (23)                               1.00            1.00            1.00             1.00             1.00
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                   9,159          15,836          24,212           45,829           43,709
EBITDA (25)                                              264,498         351,923         358,706          341,625          336,166
INTEREST W/O CAP EX FACILITY (26)                        204,758         204,758         204,758          204,758          204,758
EBITDA/INTEREST COVERAGE (27)                               1.29            1.72            1.75             1.67             1.64
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-6

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

          Sensitivity E - Breakeven Market Prices with Fuel Correlation

Year Ending December 31,                               2011               2012             2013             2014             2015
------------------------                               ----               ----             ----             ----             ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                     12,587           12,587           12,587           12,587           12,587
     Average Capacity Factor (%)(3)                        38.0%            37.0%            37.1%            36.9%            36.1%
     Contract Energy Sales (GWh)(4)                       2,627            2,671                0                0                0
     Market Energy Sales (GWh)(4)                        39,282           38,095           40,960           40,678           39,851
                                                     ----------      -----------      -----------      -----------      -----------
     Total Energy Sales (GWh)                            41,909           40,765           40,960           40,678           39,851
     Total Steam Sales (MMBtu)(5)                           962              962              962              962              962
     Fuel Consumption (BBtu)                            409,440          398,117          400,072          397,032          388,712
     Average Net Heat Rate (Btu/kWh)(6)                   9,770            9,766            9,767            9,760            9,754
     SO(2) Allowances Purchased (Tons)(7)                52,192           51,085           61,500           61,626           62,919
     NO(X) Allowances Purchased (Tons)(8)                (1,508)          (1,607)            (983)            (835)          (1,058)

COMMODITY PRICES
     General Inflation (%)(9)                              2.60             2.60             2.60             2.60             2.60
     Contract Electricity Price ($/MWh)(10)          $    21.97            21.94             0.00             0.00             0.00
     Market Electricity Price ($/MWh)(11)            $    47.79            49.16            48.31            48.84            50.23
     Steam Price ($/MMBtu)(12)                       $    10.77            11.04            11.26            11.54            11.83
     Fuel Price ($/MMBtu)(13)                        $     2.34             2.37             2.48             2.53             2.57
     SO(2) Allowances ($/Ton)(14)                    $      194              199              204              209              215
     NO(X) Allowances ($/Ton)(15)                    $    1,983            2,035            2,088            2,142            2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                       $        0                0                0                0                0
        Mirant New England                           $        0                0                0                0                0
        Mirant Texas                                 $        0                0                0                0                0
        State Line                                   $   57,697           58,605                0                0                0
        Mirant Wisconsin                             $        0                0                0                0                0
     Market Electricity Revenues
        Mirant Mid-Atlantic                          $  951,918          956,120          955,071          954,680          978,937
        Mirant California                            $  429,691          413,399          413,963          400,614          399,004
        Mirant New York                              $  236,698          245,491          248,037          267,043          252,346
        Mirant New England                           $  153,476          151,900          152,729          152,508          157,377
        Mirant Texas                                 $   79,413           79,706           78,717           79,002           76,732
        State Line                                   $        0                0          104,814          106,372          110,626
        Mirant Wisconsin                             $   26,160           26,000           25,602           26,565           26,819
     Steam Revenues                                  $   10,359           10,613           10,830           11,094           11,374
                                                     ----------      -----------      -----------      -----------      -----------
     Total Operating Revenues                        $1,945,412        1,941,834        1,989,763        1,997,878        2,013,215

OPERATING EXPENSES ($000)(17)
      Fuel
        Mirant Mid-Atlantic                          $  446,841          449,452          459,006          464,970          477,714
        Mirant California                            $  238,771          228,552          231,703          223,388          213,111
        Mirant New York                              $  142,044          136,918          142,422          159,371          146,112
        Mirant New England                           $   88,094           87,342           91,708           91,942           98,859
        Mirant Texas                                 $   39,588           38,196           34,331           32,919           30,354
        State Line                                   $        0                0           30,645           30,859           32,472
        Mirant Wisconsin                             $    1,872            1,394              685            1,295            1,205
     Emissions Allowances                            $    7,108            6,873           10,487           11,096           11,180
     Operations & Maintenance                        $  258,216          266,017          273,066          279,740          286,384
     Major Maintenance                               $   22,469           23,170           22,666           20,541           20,643
     Insurance                                       $   20,725           21,258           21,812           22,382           22,963
     Property and Gross Receipts Taxes (18)          $   99,868          101,665          103,502          105,426          107,380
     Facility Administration and General             $    7,928            8,136            8,347            8,561            8,787
     Corporate Administration and General            $   58,526           60,049           61,608           63,208           64,853
     Other (19)                                      $  172,121          170,540          178,017          171,996          152,085
                                                     ----------      -----------      -----------      -----------      -----------
       Total Operating Expenses                      $1,604,171        1,599,562        1,670,005        1,687,694        1,674,101

NET OPERATING REVENUES ($000)                        $  341,241          342,272          319,758          310,185          339,114

CAPITAL EXPENDITURES (20)                            $  117,126          118,159           95,645           86,072          115,004

FUNDS FROM CAP EX FACILITY (21)                      $        0                0                0                0                0

CASH AVAILABLE FOR DEBT SERVICE                      $  224,115          224,113          224,112          224,113          224,110

ANNUAL INTEREST ($000)(22)                           $  224,115          224,115          224,115          224,115          224,115

ANNUAL INTEREST COVERAGE (23)                              1.00             1.00             1.00             1.00             1.00
2001-10 AVG INTEREST COVERAGE (24)                         1.00

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             $   37,489           34,989           41,490           34,489           13,489
EBITDA (25)                                          $  378,730          377,261          361,248          344,674          352,603
INTEREST W/O CAP EX FACILITY (26)                    $  204,758          204,758          204,758          204,758          204,758
EBITDA/INTEREST COVERAGE (27)                              1.85             1.84             1.76             1.68             1.72
2001-10 AVG EBITDA/INT COVERAGE (28)                       1.68

Year Ending December 31,                                   2016             2017             2018            2019          2020
------------------------                                   ----             ----             ----            ----          ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                        12,587           12,587           12,587         12,587         12,587
     Average Capacity Factor (%)(3)                           35.5%            35.7%            35.3%          35.4%          34.2%
     Contract Energy Sales (GWh)(4)                              0                0                0              0              0
     Market Energy Sales (GWh)(4)                           39,139           39,337           38,889         39,018         37,758
                                                       -----------      -----------      -----------    -----------    -----------
     Total Energy Sales (GWh)                               39,139           39,337           38,889         39,018         37,758
     Total Steam Sales (MMBtu)(5)                              962              962              962            962            962
     Fuel Consumption (BBtu)                               381,487          383,563          379,171        380,619        368,101
     Average Net Heat Rate (Btu/kWh)(6)                      9,747            9,751            9,750          9,755          9,749
     SO(2) Allowances Purchased (Tons)(7)                   61,709           61,626           62,221         61,520         62,102
     NO(X) Allowances Purchased (Tons)(8)                   (1,207)          (1,206)          (1,115)        (1,126)        (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                                 2.60             2.60             2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)                   0.00             0.00             0.00           0.00           0.00
     Market Electricity Price ($/MWh)(11)                    51.95            53.28            53.98          54.60          56.05
     Steam Price ($/MMBtu)(12)                               12.18            12.47            12.76          13.05          13.37
     Fuel Price ($/MMBtu)(13)                                 2.63             2.72             2.76           2.84           2.85
     SO(2) Allowances ($/Ton)(14)                              220              226              232            238            244
     NO(X) Allowances ($/Ton)(15)                            2,255            2,313            2,373          2,435          2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                                   0                0                0              0              0
        Mirant New England                                       0                0                0              0              0
        Mirant Texas                                             0                0                0              0              0
        State Line                                               0                0                0              0              0
        Mirant Wisconsin                                         0                0                0              0              0
     Market Electricity Revenues
        Mirant Mid-Atlantic                              1,002,361        1,025,474        1,041,605      1,050,055      1,097,542
        Mirant California                                  401,452          421,707          395,053        421,540        419,131
        Mirant New York                                    256,088          260,688          276,540        267,042        192,738
        Mirant New England                                 155,978          164,947          162,898        165,929        173,405
        Mirant Texas                                        76,799           78,111           76,822         76,836         77,466
        State Line                                         114,140          117,773          119,467        121,898        128,496
        Mirant Wisconsin                                    26,650           27,026           26,802         27,130         27,702
     Steam Revenues                                         11,715           11,990           12,272         12,546         12,861
                                                       -----------      -----------      -----------    -----------    -----------
     Total Operating Revenues                            2,045,183        2,107,716        2,111,459      2,142,976      2,129,341

OPERATING EXPENSES ($000)(17)
      Fuel
        Mirant Mid-Atlantic                                484,889          500,038          510,630        524,336        545,469
        Mirant California                                  214,112          226,385          207,644        227,917        222,225
        Mirant New York                                    147,699          149,954          163,740        157,328        109,317
        Mirant New England                                  93,860          102,803          103,431        107,377        109,832
        Mirant Texas                                        29,420           29,582           27,772         26,710         26,529
        State Line                                          33,311           33,513           34,225         34,646         36,438
        Mirant Wisconsin                                     1,245              653              707            744            558
     Emissions Allowances                                   10,863           11,136           11,783         11,893         11,464
     Operations & Maintenance                              293,190          301,006          308,272        316,576        324,210
     Major Maintenance                                      23,139           24,472           21,626         21,842         22,023
     Insurance                                              23,554           24,167           24,800         25,444         26,103
     Property and Gross Receipts Taxes (18)                109,378          111,433          113,529        115,697        117,925
     Facility Administration and General                     9,015            9,242            9,489          9,734          9,990
     Corporate Administration and General                   66,541           68,267           70,045         71,864         73,735
     Other (19)                                            193,165          188,304          150,375        186,062        152,761
                                                       -----------      -----------      -----------    -----------    -----------
       Total Operating Expenses                          1,733,381        1,780,955        1,758,068      1,838,170      1,788,579

NET OPERATING REVENUES ($000)                              311,802          326,761          353,391        304,806        340,762

CAPITAL EXPENDITURES (20)                                   87,685          102,649          129,279         80,694        116,651

FUNDS FROM CAP EX FACILITY (21)                                  0                0                0              0              0

CASH AVAILABLE FOR DEBT SERVICE                            224,116          224,112          224,112        224,112        224,111

ANNUAL INTEREST ($000)(22)                                 224,115          224,115          224,115        224,115        224,115

ANNUAL INTEREST COVERAGE (23)                                 1.00             1.00             1.00           1.00           1.00
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment                    53,489           47,489            8,489         42,988          8,489
EBITDA (25)                                                365,291          374,250          361,880        347,794        349,251
INTEREST W/O CAP EX FACILITY (26)                          204,758          204,758          204,758        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                                 1.78             1.83             1.77           1.70           1.71
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-6

            The footnotes to Exhibit A-6 are the same as the footnotes for Exhibit A-1, except:

11. Market electricity prices are set such that the total operating revenue results in an interest coverage of 1.00 in all years.
13. Fuel prices have been reduced for each unit based upon the reduction in market electricity prices, as estimated by PA Consulting.

                                  Exhibit A-7

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

                      Sensitivity F - Reduced Availability

Year Ending December 31,                        2001(1)         2002            2003           2004           2005
------------------------                        -------         ----            ----           ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 46.9%          43.4%           41.4%          37.3%          35.9%
     Contract Energy Sales (GWh)(4)                6,022          6,268           4,429          2,983          2,608
     Market Energy Sales (GWh)(4)                 45,736         41,554          41,227         38,153         36,946
                                              ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                     51,758         47,821          45,656         41,136         39,554
     Total Steam Sales (MMBtu)(5)                    962            962             962            962            962
     Fuel Consumption (BBtu)                     510,500        468,968         445,793        401,537        385,667
     Average Net Heat Rate (Btu/kWh)(6)            9,863          9,807           9,764          9,761          9,750
     SO(2) Allowances Purchased (Tons)(7)         59,810         50,528          43,181         22,658         21,830
     NO(X) Allowances Purchased (Tons)(8)          4,843         (1,369)          4,334          2,943          2,271

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    44.18          36.60           30.42          35.36          29.15
     Market Electricity Price ($/MWh)(11)     $    69.37          60.58           57.32          53.05          51.19
     Steam Price ($/MMBtu)(12)                $    12.98          12.09           12.09          10.71           9.57
     Fuel Price ($/MMBtu)(13)                 $     3.37           2.91            2.71           2.59           2.30
     SO(2) Allowances ($/Ton)(14)             $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                $   28,168         27,605          29,677         19,285          2,249
        Mirant New England                    $  143,684         97,713               0              0              0
        Mirant Texas                          $   33,885         42,566          42,923         23,185          9,677
        State Line                            $   46,742         47,806          48,268         48,901         49,402
        Mirant Wisconsin                      $   13,585         13,736          13,875         14,112         14,695
     Market Electricity Revenues
        Mirant Mid-Atlantic                   $1,385,291      1,217,542       1,078,568      1,002,290        976,192
        Mirant California                     $1,199,270        784,640         782,085        545,866        450,978
        Mirant New York                       $  453,129        379,427         322,173        279,758        260,573
        Mirant New England                    $  134,681        135,419         180,107        136,310        134,334
        Mirant Texas                          $        0              0               0         59,808         68,818
        State Line                            $        0              0               0              0              0
        Mirant Wisconsin                      $      127             87             111            144            241
     Steam Revenues                           $   12,480         11,626          11,627         10,303          9,207
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                 $3,451,042      2,758,167       2,509,414      2,139,962      1,976,366

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                   $  508,916        461,084         408,315        404,894        383,221
        Mirant California                     $  740,999        506,204         493,371        350,736        235,446
        Mirant New York                       $  265,123        226,063         175,682        161,232        146,219
        Mirant New England                    $  207,421        169,257         131,358         83,563         76,711
        Mirant Texas                          $        0              0               0         40,923         45,142
        State Line                            $        0              0               0              0              0
        Mirant Wisconsin                      $       41             28              30             43             72
     Emissions Allowances                     $   13,806          6,401          16,757          9,523          7,436
     Operations & Maintenance                 $  224,375        216,920         215,371        213,917        218,411
     Major Maintenance                        $   17,207         17,948          17,590         15,952         16,114
     Insurance                                $   15,964         16,448          16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)   $   83,302         85,177          86,610         88,091         89,615
     Facility Administration and General      $    6,075          6,298           6,457          6,622          6,795
     Corporate Administration and General     $   45,274         46,455          47,661         48,897         50,173
     Other (19)                               $  227,416        201,487         182,562        153,565        148,994
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Expenses                 $2,355,919      1,959,770       1,798,636      1,595,266      1,442,112

NET OPERATING REVENUES ($000)                 $1,095,122        798,397         710,778        544,697        534,254

CAPITAL EXPENDITURES (20)                     $  164,029        111,724         149,372         85,484         85,689

FUNDS FROM CAP EX FACILITY (21)               $        0              0               0         58,131         85,684

CASH AVAILABLE FOR DEBT SERVICE               $  931,093        686,673         561,406        517,343        534,249

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010         200,010        209,767        217,151

ANNUAL INTEREST COVERAGE (23)                       5.31           3.43            2.81           2.47           2.46
2001-10 AVG INTEREST COVERAGE (24)                  2.93

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                   $1,194,676        872,354         764,987        569,686        553,748
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       6.81           4.36            3.82           2.78           2.70
2001-10 AVG EBITDA/INT COVERAGE (28)                3.72

Year Ending December 31,                             2006           2007            2008            2009            2010
------------------------                             ----           ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587         12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    36.0%          35.8%           35.0%           34.8%           34.9%
     Contract Energy Sales (GWh)(4)                   2,395          2,430           2,283           2,329           2,417
     Market Energy Sales (GWh)(4)                    37,289         37,046          36,254          36,059          36,061
                                                -----------    -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                        39,684         39,476          38,536          38,388          38,478
     Total Steam Sales (MMBtu)(5)                       962            962             962             962             962
     Fuel Consumption (BBtu)                        386,517        385,077         375,382         374,221         375,199
     Average Net Heat Rate (Btu/kWh)(6)               9,740          9,755           9,741           9,749           9,751
     SO(2) Allowances Purchased (Tons)(7)            28,101         27,240          27,805          29,684          40,314
     NO(X) Allowances Purchased (Tons)(8)               331           (254)         (2,523)         (2,403)         (2,270)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60           2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)           28.26          28.61           26.29           22.50           22.03
     Market Electricity Price ($/MWh)(11)             53.59          56.41           58.07           61.05           63.58
     Steam Price ($/MMBtu)(12)                         9.86          10.07           10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                          2.36           2.42            2.47            2.54            2.60
     SO(2) Allowances ($/Ton)(14)                       171            175             180             184             189
     NO(X) Allowances ($/Ton)(15)                     1,744          1,790           1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                          311            258             258               0               0
        Mirant New England                                0              0               0               0               0
        Mirant Texas                                      0              0               0               0               0
        State Line                                   50,127         50,856          51,563          52,393          53,257
        Mirant Wisconsin                             17,242         18,412           8,201               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                       1,071,098      1,100,614       1,100,080       1,131,884       1,179,576
        Mirant California                           451,835        506,677         496,016         485,542         508,011
        Mirant New York                             243,507        248,728         250,774         267,290         295,201
        Mirant New England                          139,845        140,151         147,087         191,776         187,116
        Mirant Texas                                 91,832         93,298          94,587          94,528          95,197
        State Line                                        0              0               0               0               0
        Mirant Wisconsin                                255            348          16,694          30,467          27,639
     Steam Revenues                                   9,481          9,688           9,966          10,191          10,447
                                                -----------    -----------     -----------     -----------     -----------
     Total Operating Revenues                     2,075,533      2,169,030       2,175,226       2,264,071       2,356,444

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                         404,432        409,238         412,903         426,544         442,603
        Mirant California                           240,125        268,037         256,745         246,988         260,955
        Mirant New York                             133,616        128,856         125,690         132,520         136,506
        Mirant New England                           79,323         70,522          74,494          85,660          79,285
        Mirant Texas                                 53,930         53,818          53,807          52,446          52,102
        State Line                                        0              0               0               0               0
        Mirant Wisconsin                                 72             76           3,899           5,089           2,867
     Emissions Allowances                             5,318          4,260             314             897           3,200
     Operations & Maintenance                       224,957        231,676         237,097         242,919         249,007
     Major Maintenance                               18,049         19,034          16,816          16,970          17,070
     Insurance                                       18,225         18,695          19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)          91,241         92,866          94,687          96,536          98,158
     Facility Administration and General              6,973          7,154           7,338           7,535           7,733
     Corporate Administration and General            51,479         52,817          54,187          55,595          57,040
     Other (19)                                     139,458        147,141         156,392         178,893         177,740
                                                -----------    -----------     -----------     -----------     -----------
     Total Operating Expenses                     1,467,197      1,504,190       1,513,553       1,568,276       1,604,466

NET OPERATING REVENUES ($000)                       608,336        664,841         661,673         695,795         751,977

CAPITAL EXPENDITURES (20)                           112,213        111,994         110,414          71,677          68,342

FUNDS FROM CAP EX FACILITY (21)                      80,916              0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                     577,039        552,846         551,259         624,118         683,635

ANNUAL INTEREST ($000)(22)                          224,124        224,124         224,124         224,124         224,124

ANNUAL INTEREST COVERAGE (23)                          2.57           2.47            2.46            2.78            3.05
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment              9,159         15,836          24,212          45,829          43,709
EBITDA (25)                                         617,495        680,677         685,885         741,624         795,686
INTEREST W/O CAP EX FACILITY (26)                   204,758        204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                          3.02           3.32            3.35            3.62            3.89
2001-10 AVG EBITDA/INT COVERAGE (28)

                                  Exhibit A-7

                  Mirant Americas Generation, Inc. Facilities
                          Projected Operating Results

                      Sensitivity F - Reduced Availability

Year Ending December 31,                           2011             2012            2013            2014            2015
------------------------                           ----             ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                   36.1%           35.1%           35.3%           35.0%           34.3%
     Contract Energy Sales (GWh)(4)                  2,495           2,537               0               0               0
     Market Energy Sales (GWh)(4)                   37,318          36,190          38,912          38,644          37,859
                                                ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                       39,813          38,727          38,912          38,644          37,859
     Total Steam Sales (MMBtu)(5)                      962             962             962             962             962
     Fuel Consumption (BBtu)                       388,968         378,214         380,070         377,175         369,274
     Average Net Heat Rate (Btu/kWh)(6)              9,770           9,766           9,767           9,760           9,754
     SO(2) Allowances Purchased (Tons)(7)           42,353          41,302          51,196          51,310          52,546
     NO(X) Allowances Purchased (Tons)(8)           (1,962)         (2,056)         (1,464)         (1,324)         (1,535)

COMMODITY PRICES
     General Inflation (%)(9)                         2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)     $    21.69           21.67            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)       $    65.14           67.32           68.35           69.82           71.62
     Steam Price ($/MMBtu)(12)                  $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                   $     2.71            2.74            2.91            2.98            3.01
     SO(2) Allowances ($/Ton)(14)               $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)               $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                  $        0               0               0               0               0
        Mirant New England                      $        0               0               0               0               0
        Mirant Texas                            $        0               0               0               0               0
        State Line                              $   54,133          54,986               0               0               0
        Mirant Wisconsin                        $        0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                     $1,240,146       1,252,041       1,300,914       1,314,983       1,344,866
        Mirant California                       $  559,791         541,345         563,860         551,815         548,150
        Mirant New York                         $  308,367         321,471         337,854         367,825         346,672
        Mirant New England                      $  199,944         198,914         208,033         210,065         216,205
        Mirant Texas                            $   95,840          95,863          95,646          95,748          92,046
        State Line                              $        0               0         127,644         130,612         135,985
        Mirant Wisconsin                        $   26,825          26,499          25,886          27,140          27,342
     Steam Revenues                             $   10,689          10,955          11,215          11,498          11,786
                                                ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                   $2,495,735       2,502,074       2,671,052       2,709,686       2,723,052

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                     $  464,896         467,745         481,466         488,466         500,860
        Mirant California                       $  301,933         290,670         305,232         297,545         283,106
        Mirant New York                         $  144,498         139,301         145,816         163,209         149,504
        Mirant New England                      $   89,157          88,488          93,631          94,098         101,175
        Mirant Texas                            $   51,313          49,786          46,532          45,143          41,542
        State Line                              $        0               0          32,738          32,845          34,302
        Mirant Wisconsin                        $    2,048           1,542             775           1,489           1,396
     Emissions Allowances                       $    4,297           4,013           7,381           7,889           7,898
     Operations & Maintenance                   $  256,600         264,400         271,404         278,056         284,685
     Major Maintenance                          $   22,565          23,202          22,715          20,579          20,714
     Insurance                                  $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)     $   99,889         101,681         103,511         105,445         107,396
     Facility Administration and General        $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General       $   58,526          60,049          61,608          63,208          64,853
     Other (19)                                 $  172,519         170,935         178,478         172,457         152,559
                                                ----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                   $1,696,894       1,691,206       1,781,446       1,801,372       1,781,739

NET OPERATING REVENUES ($000)                   $  798,841         810,868         889,606         908,314         941,313

CAPITAL EXPENDITURES (20)                       $  117,099         118,150          95,631          86,021         114,960

FUNDS FROM CAP EX FACILITY (21)                 $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                 $  681,742         692,718         793,975         822,293         826,353

ANNUAL INTEREST ($000)(22)                      $  224,124         224,124         224,124         224,124         224,124

ANNUAL INTEREST COVERAGE (23)                         3.04            3.09            3.54            3.67            3.69
2001-10 AVG INTEREST COVERAGE (24)                    2.93

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment        $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                     $  836,330         845,857         931,096         942,803         954,802
INTEREST W/O CAP EX FACILITY (26)               $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                         4.08            4.13            4.55            4.60            4.66
2001-10 AVG EBITDA/INT COVERAGE (28)                  3.72

Year Ending December 31,                           2016           2017            2018            2019             2020
------------------------                           ----           ----            ----            ----             ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                   33.7%           33.9%           33.5%           33.6%           32.5%
     Contract Energy Sales (GWh)(4)                      0               0               0               0               0
     Market Energy Sales (GWh)(4)                   37,182          37,370          36,944          37,067          35,870
                                               -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                       37,182          37,370          36,944          37,067          35,870
     Total Steam Sales (MMBtu)(5)                      962             962             962             962             962
     Fuel Consumption (BBtu)                       362,414         364,386         360,221         361,591         349,688
     Average Net Heat Rate (Btu/kWh)(6)              9,747           9,751           9,750           9,755           9,749
     SO(2) Allowances Purchased (Tons)(7)           51,393          51,315          51,882          51,218          51,765
     NO(X) Allowances Purchased (Tons)(8)           (1,678)         (1,678)         (1,588)         (1,601)         (1,937)

COMMODITY PRICES
     General Inflation (%)(9)                         2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)           0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)            73.46           75.51           77.98           79.76           80.60
     Steam Price ($/MMBtu)(12)                       12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                         3.07            3.17            3.23            3.33            3.34
     SO(2) Allowances ($/Ton)(14)                      220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                    2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                           0               0               0               0               0
        Mirant New England                               0               0               0               0               0
        Mirant Texas                                     0               0               0               0               0
        State Line                                       0               0               0               0               0
        Mirant Wisconsin                                 0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                      1,365,138       1,400,240       1,450,786       1,479,662       1,522,218
        Mirant California                          546,744         575,823         550,241         594,005         581,310
        Mirant New York                            348,772         355,960         385,176         376,294         267,313
        Mirant New England                         212,428         225,225         226,890         233,815         240,501
        Mirant Texas                                91,000          92,523          91,407          91,492          91,075
        State Line                                 140,041         144,650         149,206         153,691         160,611
        Mirant Wisconsin                            27,139          27,298          27,116          27,489          27,961
     Steam Revenues                                 12,131          12,417          12,728          13,023          13,332
                                               -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                    2,743,393       2,834,136       2,893,550       2,969,471       2,904,321

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                        506,635         521,676         534,391         549,486         568,927
        Mirant California                          282,095         299,359         279,686         310,421         298,221
        Mirant New York                            150,758         152,981         167,339         160,949         111,972
        Mirant New England                          95,955         105,182         106,289         110,646         112,901
        Mirant Texas                                39,944          40,288          38,597          37,579          36,761
        State Line                                  34,883          34,885          35,534          35,804          37,295
        Mirant Wisconsin                             1,445             767             849             904             679
     Emissions Allowances                            7,530           7,714           8,254           8,284           7,795
     Operations & Maintenance                      291,484         299,242         306,498         314,737         322,353
     Major Maintenance                              23,186          24,489          21,651          21,841          22,020
     Insurance                                      23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)        109,394         111,442         113,539         115,709         117,933
     Facility Administration and General             9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General           66,541          68,267          70,045          71,864          73,735
     Other (19)                                    193,626         188,789         150,871         186,600         153,279
                                               -----------     -----------     -----------     -----------     -----------
     Total Operating Expenses                    1,836,046       1,888,491       1,867,833       1,960,002       1,899,964

NET OPERATING REVENUES ($000)                      907,348         945,645       1,025,717       1,009,469       1,004,357

CAPITAL EXPENDITURES (20)                           87,647         102,602         129,220          80,659         116,674

FUNDS FROM CAP EX FACILITY (21)                          0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                    819,701         843,043         896,497         928,811         887,683

ANNUAL INTEREST ($000)(22)                         224,124         224,124         224,124         224,124         224,124

ANNUAL INTEREST COVERAGE (23)                         3.66            3.76            4.00            4.14            3.96
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                        960,837         993,134       1,034,206       1,052,457       1,012,846
INTEREST W/O CAP EX FACILITY (26)                  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                         4.69            4.85            5.05            5.14            4.95
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-7

            The footnotes to Exhibit A-7 are the same as the footnotes for Exhibit A-1, except:

3. Availability of the Mirant Generation Facilities is assumed to be 5 percentage points less than that assumed in the Base Case based on a 5 percentage point increase in the forced outage rate for each facility. Capacity factor is assumed to decrease such that annual generation for each facility is reduced by 5 percent from that assumed in the Base Case.

                                   Exhibit A-8

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                       Sensitivity G - Increased Heat Rate

Year Ending December 31,                        2001(1)          2002           2003          2004           2005
------------------------                        -------          ----           ----          ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587         12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 49.4%          45.7%          43.6%          39.3%          37.8%
     Contract Energy Sales (GWh)(4)                6,339          6,598          4,662          3,140          2,746
     Market Energy Sales (GWh)(4)                 48,143         43,741         43,397         40,161         38,891
                                              ----------    -----------    -----------    -----------    -----------
     Total Energy Sales (GWh)                     54,482         50,338         48,059         43,301         41,636
     Total Steam Sales (MMBtu)(5)                    962            962            962            962            962
     Fuel Consumption (BBtu)                     564,242        518,341        492,719        443,802        426,264
     Average Net Heat Rate (Btu/kWh)(6)           10,356         10,297         10,252         10,249         10,238
     SO(2) Allowances Purchased (Tons)(7)         82,299         72,042         63,920         41,234         40,321
     NO(X) Allowances Purchased (Tons)(8)          7,494            609          5,906          4,370          3,630

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    44.04          36.20          29.41          34.53          28.96
     Market Electricity Price ($/MWh)(11)     $    69.21          60.44          57.22          53.05          51.18
     Steam Price ($/MMBtu)(12)                $    12.98          12.09          12.09          10.71           9.57
     Fuel Price ($/MMBtu)(13)                 $     3.37           2.90           2.71           2.59           2.30
     SO(2) Allowances ($/Ton)(14)             $      150            154            158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000          2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $   28,168         27,605         29,677         19,663          2,249
         Mirant New England                   $  154,804        104,778              0              0              0
         Mirant Texas                         $   32,008         41,002         41,390         21,795          9,176
         State Line                           $   49,830         50,958         51,452         52,126         52,661
         Mirant Wisconsin                     $   14,322         14,475         14,615         14,849         15,436
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,452,190      1,276,686      1,131,958      1,055,042      1,027,571
         Mirant California                    $1,262,390        825,938        823,245        574,597        474,707
         Mirant New York                      $  475,676        398,285        338,171        294,482        274,288
         Mirant New England                   $  141,770        142,545        189,584        143,484        141,404
         Mirant Texas                         $        0              0              0         62,760         72,150
         State Line                           $        0              0              0              0              0
         Mirant Wisconsin                     $      130             89            113            147            247
     Steam Revenues                           $   12,480         11,626         11,627         10,303          9,207
                                              ----------    -----------    -----------    -----------    -----------
     Total Operating Revenues                 $3,623,768      2,893,987      2,631,832      2,249,248      2,079,096

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  562,516        509,607        451,298        447,513        423,577
         Mirant California                    $  817,347        558,085        543,984        386,432        259,136
         Mirant New York                      $  293,028        249,862        194,168        178,209        161,614
         Mirant New England                   $  229,262        187,081        145,188         92,357         84,784
         Mirant Texas                         $        0              0              0         45,231         49,893
         State Line                           $        0              0              0              0              0
         Mirant Wisconsin                     $       46             31             33             47             80
     Emissions Allowances                     $   19,826         11,688         23,653         15,383         12,814
     Operations & Maintenance                 $  225,882        218,377        216,877        215,287        219,748
     Major Maintenance                        $   17,120         17,923         17,554         15,920         16,057
     Insurance                                $   15,964         16,448         16,872         17,308         17,763
     Property and Gross Receipts Taxes (18)   $   83,326         85,201         86,634         88,114         89,639
     Facility Administration and General      $    6,075          6,298          6,457          6,622          6,795
     Corporate Administration and General     $   45,274         46,455         47,661         48,897         50,173
     Other (19)                               $  227,336        201,425        182,505        153,521        148,994
                                              ----------    -----------    -----------    -----------    -----------
      Total Operating Expenses                $2,543,003      2,108,481      1,932,884      1,710,841      1,541,067

NET OPERATING REVENUES ($000)                 $1,080,766        785,506        698,948        538,407        538,029

CAPITAL EXPENDITURES (20)                     $  163,865        111,679        149,305         85,426         85,583

FUNDS FROM CAP EX FACILITY (21)               $        0              0              0         58,131         85,578

CASH AVAILABLE FOR DEBT SERVICE               $  916,901        673,827        549,643        511,112        538,024

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010        200,010        209,767        217,142

ANNUAL INTEREST COVERAGE (23)                       5.23           3.37           2.75           2.44           2.48
2001-10 AVG INTEREST COVERAGE (24)                  2.93

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957         54,209         24,989         19,494
EBITDA (25)                                   $1,180,320        859,463        753,157        563,396        557,523
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010        200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       6.73           4.30           3.77           2.75           2.72
2001-10 AVG EBITDA/INT COVERAGE (28)                3.73

Year Ending December 31,                            2006           2007            2008           2009            2010
------------------------                            ----           ----            ----           ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                  12,587         12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                     37.9%          37.7%          36.8%           36.6%           36.7%
     Contract Energy Sales (GWh)(4)                    2,521          2,558          2,403           2,451           2,544
     Market Energy Sales (GWh)(4)                     39,252         38,995         38,162          37,956          37,958
                                                 -----------    -----------    -----------     -----------     -----------
     Total Energy Sales (GWh)                         41,773         41,553         40,565          40,408          40,503
     Total Steam Sales (MMBtu)(5)                        962            962            962             962             962
     Fuel Consumption (BBtu)                         427,201        425,613        414,889         413,618         414,690
     Average Net Heat Rate (Btu/kWh)(6)               10,227         10,243         10,228          10,236          10,239
     SO(2) Allowances Purchased (Tons)(7)             47,253         46,298         46,921          49,004          59,780
     NO(X) Allowances Purchased (Tons)(8)              1,483            839         (1,672)         (1,538)         (1,391)

COMMODITY PRICES
     General Inflation (%)(9)                           2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)            28.45          28.78          26.55           22.78           22.31
     Market Electricity Price ($/MWh)(11)              53.57          56.39          58.03           60.99           63.52
     Steam Price ($/MMBtu)(12)                          9.86          10.07          10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                           2.36           2.41           2.47            2.53            2.59
     SO(2) Allowances ($/Ton)(14)                        171            175            180             184             189
     NO(X) Allowances ($/Ton)(15)                      1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                          311            258            258               0               0
         Mirant New England                                0              0              0               0               0
         Mirant Texas                                      0              0              0               0               0
         State Line                                   53,434         54,211         54,963          55,845          56,763
         Mirant Wisconsin                             17,981         19,154          8,571               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                       1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
         Mirant California                           475,614        533,345        522,118         511,096         534,746
         Mirant New York                             256,322        261,817        263,972         281,361         310,737
         Mirant New England                          147,205        147,526        154,829         201,869         196,963
         Mirant Texas                                 95,796         97,225         98,503          98,351          98,979
         State Line                                        0              0              0               0               0
         Mirant Wisconsin                                260            354         16,993          30,853          27,855
     Steam Revenues                                    9,481          9,688          9,966          10,191          10,447
                                                 -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                      2,183,876      2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                         446,997        452,319        456,356         471,450         489,173
         Mirant California                           264,288        295,124        282,591         271,780         287,156
         Mirant New York                             147,674        142,415        138,914         146,465         150,870
         Mirant New England                           87,671         77,945         82,340          94,679          87,633
         Mirant Texas                                 59,607         59,484         59,472          57,967          57,585
         State Line                                        0              0              0               0               0
         Mirant Wisconsin                                 79             84          4,311           5,624           3,167
     Emissions Allowances                             10,590          9,544          5,306           6,081           8,576
     Operations & Maintenance                        226,344        233,120        238,545         244,393         250,529
     Major Maintenance                                18,011         19,024         16,798          16,973          17,072
     Insurance                                        18,225         18,695         19,184          19,684          20,200
     Property and Gross Receipts Taxes (18)           91,265         92,890         94,708          96,548          98,165
     Facility Administration and General               6,973          7,154          7,338           7,535           7,733
     Corporate Administration and General             51,479         52,817         54,187          55,595          57,040
     Other (19)                                      139,454        147,139        156,392         178,895         177,745
                                                 -----------    -----------    -----------     -----------     -----------
      Total Operating Expenses                     1,568,656      1,607,753      1,616,442       1,673,669       1,712,645

NET OPERATING REVENUES ($000)                        615,219        674,366        671,710         707,354         765,504

CAPITAL EXPENDITURES (20)                            112,142        111,975        110,382          71,681          68,343

FUNDS FROM CAP EX FACILITY (21)                       80,916              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                      583,993        562,391        561,328         635,673         697,161

ANNUAL INTEREST ($000)(22)                           224,115        224,115        224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                           2.61           2.51           2.50            2.84            3.11
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment               9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                          624,378        690,202        695,922         753,183         809,213
INTEREST W/O CAP EX FACILITY (26)                    204,758        204,758        204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                           3.05           3.37           3.40            3.68            3.95
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-8

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                       Sensitivity G - Increased Heat Rate

Year Ending December 31,                         2011            2012           2013            2014            2015
------------------------                         ----            ----           ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                 38.0%           37.0%           37.1%           36.9%           36.1%
     Contract Energy Sales (GWh)(4)                2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                 39,282          38,095          40,960          40,678          39,851
                                              ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                     41,909          40,765          40,960          40,678          39,851
     Total Steam Sales (MMBtu)(5)                    962             962             962             962             962
     Fuel Consumption (BBtu)                     429,906         418,023         420,076         416,878         408,150
     Average Net Heat Rate (Btu/kWh)(6)           10,258          10,254          10,256          10,248          10,242
     SO(2) Allowances Purchased (Tons)(7)         62,031          60,871          71,807          71,935          73,297
     NO(X) Allowances Purchased (Tons)(8)         (1,052)         (1,155)           (500)           (346)           (579)

COMMODITY PRICES
     General Inflation (%)(9)                       2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)   $    21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)     $    65.08           67.24           68.23           69.69           71.48
     Steam Price ($/MMBtu)(12)                $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                 $     2.71            2.74            2.91            2.97            3.01
     SO(2) Allowances ($/Ton)(14)             $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)             $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)               $        0               0               0               0               0
         Mirant New England                   $        0               0               0               0               0
         Mirant Texas                         $        0               0               0               0               0
         State Line                           $   57,697          58,605               0               0               0
         Mirant Wisconsin                     $        0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                  $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
         Mirant California                    $  589,255         569,840         593,542         580,857         576,997
         Mirant New York                      $  324,596         338,390         355,636         387,184         364,919
         Mirant New England                   $  210,470         209,382         218,983         221,121         227,584
         Mirant Texas                         $   99,559          99,461          98,997          98,965          95,008
         State Line                           $        0               0         132,163         135,268         140,891
         Mirant Wisconsin                     $   26,975          26,610          25,942          27,250          27,443
     Steam Revenues                           $   10,689          10,955          11,215          11,498          11,786
                                              ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                 $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                  $  513,822         516,960         532,144         539,885         553,594
         Mirant California                    $  332,409         319,938         335,962         327,445         311,435
         Mirant New York                      $  159,699         153,965         161,159         180,388         165,257
         Mirant New England                   $   98,539          97,799         103,490         103,998         111,829
         Mirant Texas                         $   56,712          55,025          51,435          49,898          45,912
         State Line                           $        0               0          36,184          36,301          37,913
         Mirant Wisconsin                     $    2,264           1,702             856           1,643           1,544
     Emissions Allowances                     $    9,919           9,739          13,594          14,302          14,456
     Operations & Maintenance                 $  258,216         266,017         273,066         279,740         286,384
     Major Maintenance                        $   22,469          23,170          22,666          20,541          20,643
     Insurance                                $   20,725          21,258          21,812          22,382          22,963
     Property and Gross Receipts Taxes (18)   $   99,894         101,685         103,513         105,448         107,399
     Facility Administration and General      $    7,928           8,136           8,347           8,561           8,787
     Corporate Administration and General     $   58,526          60,049          61,608          63,208          64,853
     Other (19)                               $  172,515         170,930         178,470         172,452         152,564
                                              ----------     -----------     -----------     -----------     -----------
      Total Operating Expenses                $1,813,637       1,806,373       1,904,306       1,926,192       1,905,533

NET OPERATING REVENUES ($000)                 $  811,021         824,808         901,556         920,144         954,744

CAPITAL EXPENDITURES (20)                     $  117,126         118,159          95,645          86,072         115,004

FUNDS FROM CAP EX FACILITY (21)               $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE               $  693,895         706,649         805,911         834,072         839,741

ANNUAL INTEREST ($000)(22)                    $  224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                       3.10            3.15            3.60            3.72            3.75
2001-10 AVG INTEREST COVERAGE (24)                  2.93

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                   $  848,510         859,797         943,046         954,633         968,233
INTEREST W/O CAP EX FACILITY (26)             $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                       4.14            4.20            4.61            4.66            4.73
2001-10 AVG EBITDA/INT COVERAGE (28)                3.73

Year Ending December 31,                           2016            2017            2018            2019            2020
------------------------                           ----            ----            ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                 12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                    35.5%           35.7%           35.3%           35.4%           34.2%
     Contract Energy Sales (GWh)(4)                       0               0               0               0               0
     Market Energy Sales (GWh)(4)                    39,139          39,337          38,889          39,018          37,758
                                                -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                        39,139          39,337          38,889          39,018          37,758
     Total Steam Sales (MMBtu)(5)                       962             962             962             962             962
     Fuel Consumption (BBtu)                        400,568         402,739         398,137         399,656         386,499
     Average Net Heat Rate (Btu/kWh)(6)              10,234          10,238          10,238          10,243          10,236
     SO(2) Allowances Purchased (Tons)(7)            72,024          71,935          72,565          71,826          72,435
     NO(X) Allowances Purchased (Tons)(8)              (738)           (736)           (639)           (653)         (1,024)

COMMODITY PRICES
     General Inflation (%)(9)                          2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)            0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)             73.31           75.36           77.83           79.61           80.44
     Steam Price ($/MMBtu)(12)                        12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                          3.06            3.17            3.22            3.33            3.33
     SO(2) Allowances ($/Ton)(14)                       220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                     2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
         Mirant California (16)                           0               0               0               0               0
         Mirant New England                               0               0               0               0               0
         Mirant Texas                                     0               0               0               0               0
         State Line                                       0               0               0               0               0
         Mirant Wisconsin                                 0               0               0               0               0
     Market Electricity Revenues
         Mirant Mid-Atlantic                      1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
         Mirant California                          575,519         606,129         579,205         625,267         611,903
         Mirant New York                            367,130         374,693         405,448         396,099         281,384
         Mirant New England                         223,610         237,080         238,831         246,121         253,161
         Mirant Texas                                93,812          95,357          94,128          94,149          93,642
         State Line                                 145,171         149,936         154,755         159,455         166,670
         Mirant Wisconsin                            27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                  12,131          12,417          12,728          13,023          13,332
                                                -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                     2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
         Mirant Mid-Atlantic                        559,953         576,583         590,647         607,357         628,815
         Mirant California                          310,301         329,279         307,492         341,422         327,884
         Mirant New York                            166,627         169,092         184,959         177,896         123,747
         Mirant New England                         106,063         116,264         117,467         122,285         124,785
         Mirant Texas                                44,144          44,523          42,663          41,534          40,630
         State Line                                  38,556          38,556          39,274          39,573          41,219
         Mirant Wisconsin                             1,597             847             936             997             750
     Emissions Allowances                            14,198          14,554          15,311          15,506          15,128
     Operations & Maintenance                       293,190         301,006         308,272         316,576         324,210
     Major Maintenance                               23,139          24,472          21,626          21,842          22,023
     Insurance                                       23,554          24,167          24,800          25,444          26,103
     Property and Gross Receipts Taxes (18)         109,397         111,444         113,541         115,711         117,934
     Facility Administration and General              9,015           9,242           9,489           9,734           9,990
     Corporate Administration and General            66,541          68,267          70,045          71,864          73,735
     Other (19)                                     193,630         188,791         150,880         186,601         153,283
                                                -----------     -----------     -----------     -----------     -----------
      Total Operating Expenses                    1,959,905       2,017,088       1,997,402       2,094,342       2,030,235

NET OPERATING REVENUES ($000)                       921,691         959,813       1,042,010       1,024,865       1,020,200

CAPITAL EXPENDITURES (20)                            87,685         102,649         129,279          80,694         116,651

FUNDS FROM CAP EX FACILITY (21)                           0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                     834,006         857,164         912,731         944,171         903,549

ANNUAL INTEREST ($000)(22)                          224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                          3.72            3.82            4.07            4.21            4.03
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment             53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                         975,180       1,007,302       1,050,499       1,067,853       1,028,689
INTEREST W/O CAP EX FACILITY (26)                   204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                          4.76            4.92            5.13            5.22            5.02
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-8

            The footnotes to Exhibit A-8 are the same as the footnotes for Exhibit A-1, except:

6. Heat rate for each of the Mirant Generation Facilities is assumed to be 5 percent higher than that assumed in the Base Case.

                                   Exhibit A-9

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                  Sensitivity H - Increased Operating Expenses

Year Ending December 31,                         2001(1)       2002            2003           2004           2005
------------------------                         -------       ----            ----           ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)              12,587         12,587          12,587         12,587         12,587
     Average Capacity Factor (%)(3)                 49.4%          45.7%           43.6%          39.3%          37.8%
     Contract Energy Sales (GWh)(4)                6,339          6,598           4,662          3,140          2,746
     Market Energy Sales (GWh)(4)                 48,143         43,741          43,397         40,161         38,891
                                              ----------    -----------     -----------    -----------    -----------
     Total Energy Sales (GWh)                     54,482         50,338          48,059         43,301         41,636
     Total Steam Sales (MMBtu)(5)                    962            962             962            962            962
     Fuel Consumption (BBtu)                     537,369        493,659         469,255        422,673        405,964
     Average Net Heat Rate (Btu/kWh)(6)            9,863          9,807           9,764          9,761          9,750
     SO(2) Allowances Purchased (Tons)(7)         71,055         61,286          53,549         31,946         31,076
     NO(X) Allowances Purchased (Tons)(8)          6,167           (381)          5,119          3,657          2,952

COMMODITY PRICES
     General Inflation (%)(9)                       2.60           2.60            2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(10)   $    43.43          35.89           29.72          34.99          29.11
     Market Electricity Price ($/MWh)(11)     $    69.21          60.44           57.22          53.05          51.18
     Steam Price ($/MMBtu)(12)                $    12.98          12.09           12.09          10.71           9.57
     Fuel Price ($/MMBtu)(13)                 $     3.37           2.90            2.71           2.59           2.30
     SO(2) Allowances ($/Ton)(14)             $      150            154             158            162            166
     NO(X) Allowances ($/Ton)(15)             $    1,000          1,000           2,300          2,000          1,700

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                $   28,168         27,605          29,677         19,894          2,249
        Mirant New England                    $  149,243        101,246               0              0              0
        Mirant Texas                          $   33,704         42,494          42,818         23,011          9,576
        State Line                            $   49,830         50,958          51,452         52,126         52,661
        Mirant Wisconsin                      $   14,322         14,475          14,615         14,849         15,436
     Market Electricity Revenues
        Mirant Mid-Atlantic                   $1,452,190      1,276,686       1,131,958      1,055,042      1,027,571
        Mirant California                     $1,262,390        825,938         823,245        574,597        474,707
        Mirant New York                       $  475,676        398,285         338,171        294,482        274,288
        Mirant New England                    $  141,770        142,545         189,584        143,484        141,404
        Mirant Texas                          $        0              0               0         62,760         72,150
        State Line                            $        0              0               0              0              0
        Mirant Wisconsin                      $      130             89             113            147            247
     Steam Revenues                           $   12,480         11,626          11,627         10,303          9,207
                                              ----------    -----------     -----------    -----------    -----------
     Total Operating Revenues                 $3,619,903      2,891,947       2,633,260      2,250,695      2,079,496

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                   $  535,696        485,365         429,800        426,205        403,409
        Mirant California                     $  779,179        532,135         518,688        368,601        247,277
        Mirant New York                       $  279,079        237,979         184,925        169,727        153,913
        Mirant New England                    $  218,336        178,169         138,270         87,957         80,750
        Mirant Texas                          $        0              0               0         43,077         47,515
        State Line                            $        0              0               0              0              0
        Mirant Wisconsin                      $       44             29              32             45             76
     Emissions Allowances                     $   16,815          9,046          20,204         12,451         10,126
     Operations & Maintenance                 $  248,469        240,219         238,557        236,808        241,723
     Major Maintenance                        $   18,828         19,714          19,309         17,515         17,664
     Insurance                                $   17,562         18,093          18,564         19,041         19,538
     Property and Gross Receipts Taxes (18)   $   91,658         93,712          95,297         96,919         98,598
     Facility Administration and General      $    6,684          6,924           7,102          7,283          7,473
     Corporate Administration and General     $   49,803         51,100          52,431         53,792         55,187
     Other (19)                               $  230,428        204,507         185,669        156,720        152,237
                                              ----------    -----------     -----------    -----------    -----------
      Total Operating Expenses                $2,492,581      2,076,992       1,908,848      1,696,141      1,535,486

NET OPERATING REVENUES ($000)                 $1,127,322        814,955         724,412        554,555        544,010

CAPITAL EXPENDITURES (20)                     $  180,252        122,852         164,229         93,973         94,140

FUNDS FROM CAP EX FACILITY (21)               $        0              0               0         63,944         94,137

CASH AVAILABLE FOR DEBT SERVICE               $  947,070        692,103         560,183        524,526        544,007

ANNUAL INTEREST ($000)(22)                    $  175,350        200,010         200,010        209,767        217,142

ANNUAL INTEREST COVERAGE (23)                       5.40           3.46            2.80           2.50           2.51
2001-10 AVG INTEREST COVERAGE (24)                  2.96

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment      $   99,554         73,957          54,209         24,989         19,494
EBITDA (25)                                   $1,226,876        888,912         778,621        579,544        563,504
INTEREST W/O CAP EX FACILITY (26)             $  175,350        200,010         200,010        204,758        204,758
EBITDA/INTEREST COVERAGE (27)                       7.00           4.44            3.89           2.83           2.75
2001-10 AVG EBITDA/INT COVERAGE (28)                3.80

Year Ending December 31,                          2006           2007            2008           2009           2010
------------------------                          ----           ----            ----           ----           ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587         12,587         12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  37.9%          37.7%          36.8%           36.6%           36.7%
     Contract Energy Sales (GWh)(4)                 2,521          2,558          2,403           2,451           2,544
     Market Energy Sales (GWh)(4)                  39,252         38,995         38,162          37,956          37,958
                                              -----------    -----------    -----------     -----------     -----------
     Total Energy Sales (GWh)                      41,773         41,553         40,565          40,408          40,503
     Total Steam Sales (MMBtu)(5)                     962            962            962             962             962
     Fuel Consumption (BBtu)                      406,865        405,345        395,141         393,919         394,949
     Average Net Heat Rate (Btu/kWh)(6)             9,740          9,755          9,741           9,749           9,751
     SO(2) Allowances Purchased (Tons)(7)          37,679         36,766         37,363          39,341          50,048
     NO(X) Allowances Purchased (Tons)(8)             907            292         (2,099)         (1,971)         (1,831)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)         28.45          28.78          26.55           22.78           22.31
     Market Electricity Price ($/MWh)(11)           53.57          56.39          58.03           60.99           63.52
     Steam Price ($/MMBtu)(12)                       9.86          10.07          10.36           10.60           10.86
     Fuel Price ($/MMBtu)(13)                        2.36           2.42           2.47            2.54            2.60
     SO(2) Allowances ($/Ton)(14)                     171            175            180             184             189
     NO(X) Allowances ($/Ton)(15)                   1,744          1,790          1,836           1,884           1,933

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                        311            258            258               0               0
        Mirant New England                              0              0              0               0               0
        Mirant Texas                                    0              0              0               0               0
        State Line                                 53,434         54,211         54,963          55,845          56,763
        Mirant Wisconsin                           17,981         19,154          8,571               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                     1,127,472      1,158,541      1,157,979       1,191,457       1,241,658
        Mirant California                         475,614        533,345        522,118         511,096         534,746
        Mirant New York                           256,322        261,817        263,972         281,361         310,737
        Mirant New England                        147,205        147,526        154,829         201,869         196,963
        Mirant Texas                               95,796         97,225         98,503          98,351          98,979
        State Line                                      0              0              0               0               0
        Mirant Wisconsin                              260            354         16,993          30,853          27,855
     Steam Revenues                                 9,481          9,688          9,966          10,191          10,447
                                              -----------    -----------    -----------     -----------     -----------
     Total Operating Revenues                   2,183,876      2,282,119      2,288,152       2,381,023       2,478,148

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                       425,724        430,784        434,640         448,976         465,888
        Mirant California                         252,216        281,587        269,674         259,391         274,080
        Mirant New York                           140,646        135,635        132,304         139,500         143,690
        Mirant New England                         83,499         74,233         78,417          90,175          83,461
        Mirant Texas                               56,772         56,651         56,642          55,205          54,844
        State Line                                      0              0              0               0               0
        Mirant Wisconsin                               76             80          4,105           5,358           3,017
     Emissions Allowances                           7,957          6,902          2,807           3,488           5,889
     Operations & Maintenance                     248,976        256,435        262,394         268,837         275,587
     Major Maintenance                             19,810         20,929         18,479          18,665          18,780
     Insurance                                     20,047         20,567         21,107          21,652          22,215
     Property and Gross Receipts Taxes (18)       100,389        102,175        104,175         106,200         107,980
     Facility Administration and General            7,669          7,872          8,073           8,284           8,498
     Corporate Administration and General          56,625         58,094         59,608          61,154          62,745
     Other (19)                                   142,781        150,558        159,892         182,488         181,424
                                              -----------    -----------    -----------     -----------     -----------
      Total Operating Expenses                  1,563,188      1,602,502      1,612,317       1,669,373       1,708,098

NET OPERATING REVENUES ($000)                     620,688        679,617        675,834         711,650         770,051

CAPITAL EXPENDITURES (20)                         123,352        123,177        121,422          78,853          75,179

FUNDS FROM CAP EX FACILITY (21)                    89,003              0              0               0               0

CASH AVAILABLE FOR DEBT SERVICE                   586,340        556,440        554,412         632,797         694,872

ANNUAL INTEREST ($000)(22)                        224,115        224,115        224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                        2.62           2.48           2.47            2.82            3.10
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment            9,159         15,836         24,212          45,829          43,709
EBITDA (25)                                       629,847        695,453        700,046         757,479         813,760
INTEREST W/O CAP EX FACILITY (26)                 204,758        204,758        204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                        3.08           3.40           3.42            3.70            3.97
2001-10 AVG EBITDA/INT COVERAGE (28)

                                   Exhibit A-9

                   Mirant Americas Generation, Inc. Facilities
                           Projected Operating Results

                  Sensitivity H - Increased Operating Expenses

Year Ending December 31,                          2011            2012           2013            2014            2015
------------------------                          ----            ----           ----            ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)               12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                  38.0%           37.0%           37.1%           36.9%           36.1%
     Contract Energy Sales (GWh)(4)                 2,627           2,671               0               0               0
     Market Energy Sales (GWh)(4)                  39,282          38,095          40,960          40,678          39,851
                                               ----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                      41,909          40,765          40,960          40,678          39,851
     Total Steam Sales (MMBtu)(5)                     962             962             962             962             962
     Fuel Consumption (BBtu)                      409,440         398,117         400,072         397,032         388,712
     Average Net Heat Rate (Btu/kWh)(6)             9,770           9,766           9,767           9,760           9,754
     SO(2) Allowances Purchased (Tons)(7)          52,192          51,085          61,500          61,626          62,919
     NO(X) Allowances Purchased (Tons)(8)          (1,508)         (1,607)           (983)           (835)         (1,058)

COMMODITY PRICES
     General Inflation (%)(9)                        2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)    $    21.97           21.94            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)      $    65.08           67.24           68.23           69.69           71.48
     Steam Price ($/MMBtu)(12)                 $    11.11           11.39           11.66           11.96           12.26
     Fuel Price ($/MMBtu)(13)                  $     2.71            2.74            2.91            2.98            3.01
     SO(2) Allowances ($/Ton)(14)              $      194             199             204             209             215
     NO(X) Allowances ($/Ton)(15)              $    1,983           2,035           2,088           2,142           2,197

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                 $        0               0               0               0               0
        Mirant New England                     $        0               0               0               0               0
        Mirant Texas                           $        0               0               0               0               0
        State Line                             $   57,697          58,605               0               0               0
        Mirant Wisconsin                       $        0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                    $1,305,417       1,317,938       1,369,384       1,384,193       1,415,649
        Mirant California                      $  589,255         569,840         593,542         580,857         576,997
        Mirant New York                        $  324,596         338,390         355,636         387,184         364,919
        Mirant New England                     $  210,470         209,382         218,983         221,121         227,584
        Mirant Texas                           $   99,559          99,461          98,997          98,965          95,008
        State Line                             $        0               0         132,163         135,268         140,891
        Mirant Wisconsin                       $   26,975          26,610          25,942          27,250          27,443
     Steam Revenues                            $   10,689          10,955          11,215          11,498          11,786
                                               ----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                  $2,624,658       2,631,181       2,805,862       2,846,336       2,860,277

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                    $  489,363         492,348         506,796         514,197         527,222
        Mirant California                      $  317,178         305,308         320,604         312,486         297,283
        Mirant New York                        $  152,094         146,634         153,483         171,804         157,377
        Mirant New England                     $   93,844          93,141          98,559          99,050         106,503
        Mirant Texas                           $   54,013          52,405          48,988          47,521          43,727
        State Line                             $        0               0          34,460          34,572          36,108
        Mirant Wisconsin                       $    2,158           1,622             817           1,566           1,468
     Emissions Allowances                      $    7,108           6,873          10,487          11,096          11,180
     Operations & Maintenance                  $  284,026         292,615         300,369         307,714         315,034
     Major Maintenance                         $   24,717          25,489          24,927          22,592          22,707
     Insurance                                 $   22,791          23,388          23,995          24,619          25,256
     Property and Gross Receipts Taxes (18)    $  109,876         111,849         113,858         115,991         118,144
     Facility Administration and General       $    8,722           8,946           9,179           9,418           9,665
     Corporate Administration and General      $   64,378          66,053          67,776          69,532          71,338
     Other (19)                                $  176,303         174,811         182,449         176,537         156,741
                                               ----------     -----------     -----------     -----------     -----------
      Total Operating Expenses                 $1,806,571       1,801,482       1,896,747       1,918,695       1,899,753

NET OPERATING REVENUES ($000)                  $  818,087         829,699         909,115         927,641         960,524

CAPITAL EXPENDITURES (20)                      $  128,840         129,977         105,207          94,683         126,507

FUNDS FROM CAP EX FACILITY (21)                $        0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                $  689,247         699,722         803,907         832,958         834,017

ANNUAL INTEREST ($000)(22)                     $  224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                        3.08            3.12            3.59            3.72            3.72
2001-10 AVG INTEREST COVERAGE (24)                   2.96

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment       $   37,489          34,989          41,490          34,489          13,489
EBITDA (25)                                    $  855,576         864,688         950,605         962,130         974,013
INTEREST W/O CAP EX FACILITY (26)              $  204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                        4.18            4.22            4.64            4.70            4.76
2001-10 AVG EBITDA/INT COVERAGE (28)                 3.80

Year Ending December 31,                              2016            2017           2018           2019            2020
------------------------                              ----            ----           ----           ----            ----
CONSOLIDATED

PERFORMANCE
     Annual Average Capacity (MW)(2)                  12,587          12,587          12,587          12,587          12,587
     Average Capacity Factor (%)(3)                     35.5%           35.7%           35.3%           35.4%           34.2%
     Contract Energy Sales (GWh)(4)                        0               0               0               0               0
     Market Energy Sales (GWh)(4)                     39,139          39,337          38,889          39,018          37,758
                                                 -----------     -----------     -----------     -----------     -----------
     Total Energy Sales (GWh)                         39,139          39,337          38,889          39,018          37,758
     Total Steam Sales (MMBtu)(5)                        962             962             962             962             962
     Fuel Consumption (BBtu)                         381,487         383,563         379,171         380,619         368,101
     Average Net Heat Rate (Btu/kWh)(6)                9,747           9,751           9,750           9,755           9,749
     SO(2) Allowances Purchased (Tons)(7)             61,709          61,626          62,221          61,520          62,102
     NO(X) Allowances Purchased (Tons)(8)             (1,207)         (1,206)         (1,115)         (1,126)         (1,479)

COMMODITY PRICES
     General Inflation (%)(9)                           2.60            2.60            2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(10)             0.00            0.00            0.00            0.00            0.00
     Market Electricity Price ($/MWh)(11)              73.31           75.36           77.83           79.61           80.44
     Steam Price ($/MMBtu)(12)                         12.61           12.91           13.23           13.54           13.86
     Fuel Price ($/MMBtu)(13)                           3.07            3.17            3.23            3.33            3.33
     SO(2) Allowances ($/Ton)(14)                        220             226             232             238             244
     NO(X) Allowances ($/Ton)(15)                      2,255           2,313           2,373           2,435           2,498

OPERATING REVENUES ($000)
     Contract Electricity Revenues
        Mirant California (16)                             0               0               0               0               0
        Mirant New England                                 0               0               0               0               0
        Mirant Texas                                       0               0               0               0               0
        State Line                                         0               0               0               0               0
        Mirant Wisconsin                                   0               0               0               0               0
     Market Electricity Revenues
        Mirant Mid-Atlantic                        1,436,988       1,473,937       1,527,143       1,557,539       1,602,335
        Mirant California                            575,519         606,129         579,205         625,267         611,903
        Mirant New York                              367,130         374,693         405,448         396,099         281,384
        Mirant New England                           223,610         237,080         238,831         246,121         253,161
        Mirant Texas                                  93,812          95,357          94,128          94,149          93,642
        State Line                                   145,171         149,936         154,755         159,455         166,670
        Mirant Wisconsin                              27,236          27,352          27,174          27,554          28,009
     Steam Revenues                                   12,131          12,417          12,728          13,023          13,332
                                                 -----------     -----------     -----------     -----------     -----------
     Total Operating Revenues                      2,881,597       2,976,901       3,039,412       3,119,207       3,050,436

OPERATING EXPENSES ($000)(17)
     Fuel
        Mirant Mid-Atlantic                          533,291         549,124         562,519         578,422         598,904
        Mirant California                            296,188         314,320         293,560         325,906         313,050
        Mirant New York                              158,692         161,026         176,140         169,417         117,858
        Mirant New England                           101,009         110,731         111,875         116,459         118,848
        Mirant Texas                                  42,045          42,410          40,631          39,557          38,696
        State Line                                    36,719          36,720          37,404          37,688          39,257
        Mirant Wisconsin                               1,523             807             891             953             715
     Emissions Allowances                             10,863          11,136          11,783          11,893          11,464
     Operations & Maintenance                        322,503         331,105         339,101         348,231         356,629
     Major Maintenance                                25,452          26,917          23,786          24,034          24,223
     Insurance                                        25,911          26,584          27,277          27,988          28,714
     Property and Gross Receipts Taxes (18)          120,327         122,587         124,897         127,280         129,732
     Facility Administration and General               9,916          10,174          10,437          10,709          10,984
     Corporate Administration and General             73,198          75,102          77,050          79,051          81,108
     Other (19)                                      197,915         193,192         155,388         191,239         158,033
                                                 -----------     -----------     -----------     -----------     -----------
      Total Operating Expenses                     1,955,552       2,011,935       1,992,738       2,088,828       2,028,215

NET OPERATING REVENUES ($000)                        926,045         964,966       1,046,673       1,030,380       1,022,220

CAPITAL EXPENDITURES (20)                             96,451         112,921         142,208          88,761         128,311

FUNDS FROM CAP EX FACILITY (21)                            0               0               0               0               0

CASH AVAILABLE FOR DEBT SERVICE                      829,594         852,045         904,466         941,619         893,909

ANNUAL INTEREST ($000)(22)                           224,115         224,115         224,115         224,115         224,115

ANNUAL INTEREST COVERAGE (23)                           3.70            3.80            4.04            4.20            3.99
2001-10 AVG INTEREST COVERAGE (24)

EBITDA ADJUSTMENTS TO
     NET OPERATING REVENUE:
     Plus: Cash-to-Book Lease Adjustment              53,489          47,489           8,489          42,988           8,489
EBITDA (25)                                          979,534       1,012,455       1,055,162       1,073,368       1,030,709
INTEREST W/O CAP EX FACILITY (26)                    204,758         204,758         204,758         204,758         204,758
EBITDA/INTEREST COVERAGE (27)                           4.78            4.94            5.15            5.24            5.03
2001-10 AVG EBITDA/INT COVERAGE (28)

                            Footnotes to Exhibit A-9

            The footnotes to Exhibit A-9 are the same as the footnotes for Exhibit A-1, except:

17.   Assumed to be 10 percent higher than that assumed in the Base Case.
18.   Assumed to be 10 percent higher than that assumed in the Base Case.
20.   Assumed to be 10 percent higher than that assumed in the Base Case.

                                  Exhibit A-10
                               Operating History
                          Mirant Generation Facilities
                            (Historical/Projected)(1)

                                                                                                              Equivalent
                          Net Capability                            Annual Average           Capacity        Availability
                              Rating            Generation             Heat Rate              Factor            Factor
                             (MW)(2)               (GWh)             (Btu/kWh)(3)               (%)               (%)
                         ---------------    ------------------    -----------------       --------------    ---------------
                         (Hist)   (Proj)    (Hist)      (Proj)    (Hist)     (Proj)       (Hist)  (Proj)    (Hist)   (Proj)
Mirant Mid-Atlantic
   Chalk Point Unit 1      341      341     1,954.8    2,429.3     9,686       9,349       65.4     81.3     81.9     88.0
   Chalk Point Unit 2      342      342     1,871.6    2,429.3     9,722       9,349       62.4     81.1     76.3     86.0
   Chalk Point Unit 3      612      612       906.5    1,428.9    12,305      10,206       16.9     26.7     87.2     90.0
   Chalk Point Unit 4      612      612       734.8    1,428.9    12,629      10,206       13.7     26.7     85.5     88.0
   Chalk Point CT 1         18       18         1.4        5.9    13,152      12,834        0.9      3.7     79.1     88.0
   Chalk Point CT 2         30       30         1.4        9.3    22,082      13,864        0.5      3.2     78.8     88.0
   Chalk Point CT 3         85       85        46.4       85.7    13,926      13,329        4.9     10.4     91.8     93.0
   Chalk Point CT 4         85       85        47.5       85.7    13,729      13,329        5.0     10.4     92.5     90.0
   Chalk Point CT 5        107      107        76.4      125.5    12,678      12,060        6.5     12.4     93.7     87.0
   Chalk Point CT 6        107      107        73.6      125.5    12,463      12,060        6.2     12.4     90.2     87.0
   SMECO CT                 84       84        39.3       80.9    13,894      12,900        5.1     10.3     85.8     92.0

   Dickerson Unit 1        182      182     1,072.0    1,246.3     9,754       9,550       67.2     78.2     82.8     90.0
   Dickerson Unit 2        182      182     1,110.0    1,246.3     9,652       9,550       69.5     78.2     86.1     90.0
   Dickerson Unit 3        182      182     1,086.3    1,246.3     9,522       9,550       68.1     78.2     83.1     90.0
   Dickerson CT D1          13       13         0.7        3.1    17,686      14,032        0.7      2.7     81.3     90.0
   Dickerson CT H1         139      139        45.9      160.8    12,681      11,867        3.6     11.8     55.5     90.0
   Dickerson CT H2         139      139        72.8      160.8    13,058      11,867        5.6     11.8     83.6     90.0

   Morgantown Unit 1       582      582     3,692.8    3,947.7     9,339       9,067       72.3     77.4     85.9     87.0
   Morgantown Unit 2       582      582     3,659.2    3,947.7     9,209       9,067       71.7     77.4     84.5     87.0
   Morgantown CTs 1-2       32       32         3.5        6.6    19,474      15,257        1.2      2.0     94.3     91.0
   Morgantown CTs 3-6      216      216        47.4       58.2    17,401      13,212        2.3      2.7     85.6     89.0

   Potomac River Unit 1     88       88       225.4      476.0    13,762      12,375       29.1     61.7     88.2     91.0
   Potomac River Unit 2     88       88       255.0      476.0    13,138      12,375       33.1     61.7     87.7     90.0
   Potomac River Unit 3    102      102       532.2      655.7    10,425       9,988       59.5     73.4     89.0     90.0
   Potomac River Unit 4    102      102       550.3      655.7    10,285       9,988       61.6     73.4     90.0     89.0
   Potomac River Unit 5    102      102       527.7      655.7    10,441       9,988       59.0     73.4     88.3     90.0

Mirant California
   Contra Costa Unit 6     340      340       952.8    1,020.4    10,098       9,861       32.0     34.3     79.4     86.0
   Contra Costa Unit 7     340      340     1,006.5    1,020.4    10,122       9,861       33.9     34.3     86.0     86.0

   Pittsburg Unit 1        150      150       178.3      245.6    12,511      10,800       12.8     18.7     80.9     78.0
   Pittsburg Unit 2        150      150       190.4      245.6    12,620      10,800       13.8     18.7     68.0     78.0
   Pittsburg Unit 3        150      150       115.1      245.6    12,737      10,800        8.3     18.7     54.1     78.0
   Pittsburg Unit 4        150      150       124.6      245.6    12,581      10,800        9.0     18.7     65.5     78.0
   Pittsburg Unit 5        325      325       776.1      878.4    10,709       9,940       27.3     30.9     72.2     83.0
   Pittsburg Unit 6        325      325       860.5      861.1    10,541      10,200       30.3     30.2     81.1     83.0
   Pittsburg Unit 7        682      682     2,078.2    2,019.6    10,408       9,682       34.2     33.8     79.4     83.0

   Potrero Unit 3          206      206       873.3      490.7    10,456      10,300       50.1     27.2     81.6     82.0
   Potrero Unit 4           48       48        18.9       13.7    13,461      14,018        4.8      3.0     89.6     95.0
   Potrero Unit 5           48       48        20.7       13.7    13,463      14,018        5.0      3.0     94.3     95.0
   Potrero Unit 6           48       48        21.5       13.7    13,185      14,018        5.1      3.0     92.9     95.0

                                  Exhibit A-10
                               Operating History
                          Mirant Generation Facilities
                            (Historical/Projected)(1)

                                                                                                                     Equivalent
                              Net Capability                               Annual Average          Capacity         Availability
                                  Rating            Generation                Heat Rate             Factor             Factor
                                 (MW)(2)              (GWh)                 (Btu/kWh)(3)             (%)                 (%)
                             ---------------    ------------------       -----------------      --------------     ---------------
                            (Hist)    (Proj)   (Hist)       (Proj)       (Hist)      (Proj)    (Hist)    (Proj)    (Hist)   (Proj)
Mirant New York
   Bowline Unit 1              604      607   1,408.6       1,308.6      10,544       10,063    26.4      24.6      81.9     79.2
   Bowline Unit 2              601      605     649.0       1,241.3      10,866       10,067    12.5      23.4      91.1     79.2

   Lovett Unit 3                69       67      67.9         110.0      12,064       11,118    11.6      18.7      97.5     84.0
   Lovett Unit 4               175      172     987.1         787.0      10,777       10,982    63.7      52.2      80.6     84.0
   Lovett Unit 5               195      193   1,022.8         855.3      10,948       11,042    59.3      50.6      81.4     84.0

   Hillburn                     36(4)    36      10.2           3.9      21,020(5)    15,546     3.9(5)    1.2      82.9(6)  95.2
   Shoemaker                    40(4)    40       7.2           4.2      20,991(5)    15,558     0.5(5)    1.2      95.0(6)  95.2
   Mongaup 1-4                   4(4)     4      10.0          13.7          --           --    30.0(5)   39.1      97.0(8)   N/A
   Swinging Bridge 1             5(4)     5       8.5          10.7(7)       --           --    24.9(5)   24.4(7)   94.0(8)   N/A
   Swinging Bridge 2             8(4)     8       4.0           5.0(7)       --           --     9.8(5)    7.1(7)   93.5(8)   N/A
   Rio 1 & 2                    10(4)    10      26.1          32.1          --           --    34.2(5)   36.6      99.0(8)   N/A
   Grahamsville                 17(4)    17      93.2          99.5          --           --    69.4(5)   66.8      82.5(8)   N/A

Mirant New England
   Canal Unit 1                559      559   2,791.3       1,451.5       9,451        9,334    58.4      29.5      76.8     79.0
   Canal Unit 2                553      553   1,996.3       1,216.0      10,551        9,872    40.9      24.9      74.1     79.0

   Kendall Unit 1               17       18      13.1(9)        2.9(7)   11,515(10)   13,215     8.6       1.8(7)   88.2     88.0
   Kendall Unit 2               20       19      84.6(9)       18.5(7)   11,515(10)   13,215    45.9      11.1(7)   96.4     88.0
   Kendall Unit 3               26       26       6.1(9)        1.4(7)   11,515(10)   13,215     2.8       0.6(7)   91.7     88.0
   Kendall CT 1                 15       17       2.4(9)       10.0      13,937(11)   14,973     0.9(9)    6.7      97.8(9)  96.0
   Kendall CT 2                 15       17       1.0(9)       10.0      13,937(11)   14,973     0.8(9)    6.7      99.1(9)  96.0

Mirant Texas
   Bosque Unit 1 (12)          154      154     236.6(13)     228.7      11,531(13)   11,264    34.8(13)  17.0       N/A     95.2
   Bosque Unit 2 (12)          154      154     236.6(13)     212.0      11,531(13)   11,284    34.8(13)  15.7       N/A     95.2
   Bosque Unit 3               N/A      236       N/A       1,265.4         N/A        7,380     N/A      61.2       N/A     93.0

State Line Energy
   State Line Unit 3           189      197     752.4       1,007.2      10,576       10,090    50.2      58.4      73.3     80.0
   State Line Unit 4           306      318   1,123.2       1,585.1      10,078       10,142    45.5      56.9      60.0     80.0

Mirant Wisconsin
   Neenah Unit 1-2 (14)        309      309     159.2          74.3      11,539       11,396     9.1       2.8      97.8     96.0

--------------------
(1) Historical values represent five-year averages except where noted. Projected values represent 20-year averages. Projected generation, heat rate, and capacity factor have been projected by PA Consulting.
(2)   Summer ratings.
(3) Annual average; based on load levels projected by PA Consulting. Variances in projected annual average heat rates from historical heat rates for some units are due to increase in hours of operation at more efficient, full-load levels projected by PA Consulting.
(4)   Represents 1998 only.
(5)   Represents 1996, 1997, and 2000 only.
(6)   Represents 1996, 1997, July through December 1999, and 2000 only.
(7)   Breakdown by unit estimated based on historical generation.
(8)   Represents July through December 1999 and 2000 only.
(9)   Represents 1999 and 2000 only.
(10)  Represents average for Kendall Units 1, 2 and 3.
(11)  Represents average for Kendall CTs 1 and 2.
(12)  Represents July through December 2000 only.
(13)  Represents average for Bosque Units 1 and 2.
(14)  Represents May through December 2000 only.


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